SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            SCHEDULE 14C INFORMATION

             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934

Check  the  appropriate  box:
[ ]   Preliminary  Information  Statement
[ ]   Confidential,  for  use  of  the Commission only (as permitted by Rule
      14c-5(d)(2)
[X]   Definitive  Information  Statement


                       SAFEGUARD HEALTH ENTERPRISES, INC.
                (Name of Registrant as Specified In Its Charter)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X]   No  fee  required.

[ ]   Fee  computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

      1)    Title  of  each  class  of  securities to which transaction applies:

      2)    Aggregate  number  of  securities  to  which  transaction  applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4)    Proposed  maximum  aggregate  value  of  transaction:

      5)    Total  fee  paid:

[ ]   Fee  paid  previously  with  preliminary  materials.

[ ]   Check  box  if  any  part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount  previously  paid:

      2)    Form,  Schedule  or  Registration  Statement  No.:

      3)    Filing  Party:

      4)    Date  Filed:

                       SAFEGUARD HEALTH ENTERPRISES, INC.
                            95 ENTERPRISE, SUITE 100
                       ALISO VIEJO, CALIFORNIA 92656-2605
                              TEL:  (949) 425-4300
                              FAX:  (949) 425-4586

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                      TO BE HELD ON THURSDAY, JUNE 24, 2004
                                AT 4:00 P.M. PDT

TO  THE  STOCKHOLDERS  OF  SAFEGUARD  HEALTH  ENTERPRISES,  INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of all the Stockholders of SafeGuard Health Enterprises, Inc. ("SafeGuard" or the "Company") will be held at its executive offices located at 95 Enterprise, Suite 100, Aliso Viejo, California 92656-2605 on Thursday, June 24, 2004, at 4:00 p.m., Pacific Daylight Time, for the following purposes:

     1.   To  elect  seven  (7)  directors  to  serve  for  the  ensuing  year;

     2. To consider and vote upon a proposal to effect a 1-for-1,500 reverse stock split of the Company's $.01 par value Common Stock by amending the Restated Certificate of Incorporation of the Company, as further described in the accompanying Information Statement; and

     3. To transact such other business as may properly come before the Annual Meeting and any and all adjournments thereof.

WE  ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

If you wish to vote your shares, you may do so by attending the Annual Meeting in person. You are urged to read the accompanying Information Statement in its entirety for a description of the actions that most likely will be taken by the holders of a majority of the Company's outstanding voting shares. The Company's principal executive offices are located at 95 Enterprise, Suite 100, Aliso Viejo, California 92656-2605.

                                           By order of the Board of Directors,

                                           /s/  James E. Buncher

                                           JAMES E. BUNCHER
                                           President and Chief Executive Officer

                                           May 28, 2004

                                           Aliso Viejo, California

                       SAFEGUARD HEALTH ENTERPRISES, INC.
                            95 ENTERPRISE, SUITE 100
                       ALISO VIEJO, CALIFORNIA 92656-2605
                              TEL:  (949) 425-4300
                              FAX:  (949) 425-4586

                              INFORMATION STATEMENT
                                     FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS

                      TO BE HELD ON THURSDAY, JUNE 24, 2004
                                AT 4:00 P.M. PDT

                               GENERAL INFORMATION

This Information Statement is furnished by the Board of Directors (the "Board") of SafeGuard Health Enterprises, Inc. ("SafeGuard" or the "Company") in connection with the Annual Meeting of Stockholders, to be held on Thursday, June 24, 2004, at 4:00 p.m., Pacific Daylight Time, at the Company's principal executive offices, located at 95 Enterprise, Suite 100, Aliso Viejo, California 92656-2605, telephone number (949) 425-4300, facsimile number (949) 425-4586, and any and all adjournments thereof (the "Annual Meeting"). The purpose of the Annual Meeting and the matters to be voted upon, are set forth in the accompanying Notice of Annual Meeting of Stockholders. This Information Statement is first being mailed to all stockholders of the Company on or about May 28, 2004.

                     _______________________________________

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE REVERSE STOCK SPLIT, PASSED UPON THE MERITS OR FAIRNESS OF THE REVERSE STOCK SPLIT OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                     ______________________________________

SUMMARY  OF  THE  PROPOSED  ACTIONS

Stockholders are being asked to vote on the election of seven (7) directors of the Company to serve for the ensuing year; an amendment to SafeGuard's Restated Certificate of Incorporation effecting the reverse stock split which was approved by the Company's Board at a meeting held on November 24, 2003; and to vote on such other matters that may properly come before the Annual Meeting. SafeGuard's Board determined that it would be in SafeGuard's best interest to effect a "going private" transaction. Accordingly, the Board approved a 1-for-1,500 reverse stock split of SafeGuard's Common Stock with stockholders receiving cash for their fractional shares.

CERTAIN STOCKHOLDERS OF SAFEGUARD, HAVING THE RIGHT TO CAST A SUFFICIENT NUMBER OF VOTES AT THE ANNUAL MEETING TO APPROVE THE MATTER TO BE VOTED ON, HAVE ADVISED SAFEGUARD THAT THEY INTEND TO VOTE FOR THE PROPOSAL. ACCORDINGLY, APPROVAL OF THE MATTER IS ASSURED WITHOUT THE AFFIRMATIVE VOTE OF ANY ADDITIONAL STOCKHOLDERS.

After the reverse stock split becomes effective, SafeGuard will terminate its reporting obligations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). After such time, there will be no organized trading market for the Company's Common Stock. The purpose of the reverse stock split is to reduce the number of holders of SafeGuard's Common Stock to below 300 so that the Company will no longer be subject to the reporting requirements of the Exchange Act.


                                       A

The form of Certificate of Amendment to SafeGuard's Restated Certificate of Incorporation that will implement the reverse stock split is attached hereto as Exhibit A. The final text of the Certificate of Amendment to SafeGuard's Restated Certificate of Incorporation is subject to change to the extent required by the Delaware Secretary of State.

WE  ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

            RECORD DATE; SHARES OUTSTANDING; QUORUM AND VOTING RIGHTS

The exact title of the Company's class of security that is the subject of this filing is the common stock, $.01 par value. As of April 30, 2004, the most recent practicable date before the date of this filing, the Company had 5,770,590 shares of Common Stock outstanding.

Only holders of record of the Company's capital stock at the close of business on May 26, 2004 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting.

As of the Record Date, there were outstanding (a) 5,770,590 shares of Common Stock, $.01 par value, beneficially owned by a total of approximately 900 stockholders, including approximately 400 stockholders of record, not including approximately 130 current and former employees of the Company who beneficially own shares of Common Stock through the Company's 401(k) Plan, (b) 30 million shares of Preferred Stock, $.01 par value outstanding held by a total of 34 stockholders of record, comprised of (i) 8,000,000 shares of Series A Preferred Stock held by eight (8) stockholders of record, (ii) 8,000,000 shares of Series B Preferred Stock held by twenty (20) stockholders of record, (iii) 3,000,000 shares of Series C Preferred Stock held by twenty-nine (29) stockholders of record, and (iv) 11,000,000 shares of Series D Preferred Stock held by four (4) stockholders of record. Each share of Common Stock is entitled to one (1) vote on all matters to come before the Annual Meeting. Each share of Preferred Stock is entitled to one (1) vote for each share of Common Stock into which the Preferred Stock is convertible, on all matters to come before the Annual Meeting.

The holders of shares of Common Stock and Preferred Stock representing a majority of the total number of votes entitled to be cast by all stockholders at the Annual Meeting represent a quorum for the Annual Meeting. Directors will be elected at the Annual Meeting by a plurality of the votes of the shares of each class of stock entitled to vote on the election of the respective directors. Accordingly, the nominees for director receiving the highest number of affirmative votes cast on the election of respective directors at the Annual Meeting will be elected as directors. The affirmative vote of a majority of the votes of the Common Stock voting as a separate class and a majority of the votes of the Common Stock and Preferred Stock, voting together as a single class, is required to approve the Amendment to the Company's Restated Certificate of Incorporation, which will effect the reverse stock split. The affirmative vote of a majority of the votes of Common Stock and Preferred Stock, voting together as a single class, is required to approve all other matters that may be acted upon at the Annual Meeting. Abstentions will be counted for purposes of determining the presence or absence of a quorum, but will not be counted as voted. Abstentions will, therefore, have the same effect as votes against the proposals set forth herein. Broker non-votes will be counted only for the purposes of determining the presence or absence of a quorum, but will have no effect on the outcome of the proposals to be acted upon at the Annual Meeting.

THE COMPANY'S DIRECTORS AND OFFICERS, AND THEIR RESPECTIVE AFFILIATES, WHO COLLECTIVELY BENEFICIALLY HOLD APPROXIMATELY 49% OF THE COMMON SHARES AND 83% OF THE PREFERRED SHARES AND HAVE THE RIGHT TO CAST SUCH VOTES AT THE ANNUAL MEETING TO VOTE FOR DIRECTORS AND TO APPROVE THE REVERSE STOCK SPLIT, HAVE ORALLY ADVISED THE COMPANY THAT THEY INTEND TO VOTE FOR THE PROPOSAL. BEFORE THE SPECIFIC TYPES OF ALTERNATIVES OF GOING PRIVATE TRANSACTIONS WERE DISCUSSED BY THE COMPANY'S BOARD, THE COMPANY ORALLY COMMUNICATED WITH TWO (2) OF THE COMPANY'S "AFFILIATES" (AS THAT TERM IS DEFINED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"), WHO EACH BENEFICIALLY HOLD FIVE PERCENT (5%) OR MORE OF THE VOTING POWER OF THE COMPANY AND COLLECTIVELY BENEFICIALLY HOLD APPROXIMATELY SEVENTEEN PERCENT (17%) OF THE COMMON SHARES AND FOURTEEN PERCENT (14%) OF THE PREFERRED SHARES) CONCERNING THE CONCEPT OF TAKING THE COMPANY PRIVATE, AND THE COMPANY WAS ORALLY ADVISED BY SUCH


                                       B

AFFILIATES THAT THEY WOULD LIKELY SUPPORT AND VOTE FOR A PROPOSAL RELATING TO A GOING PRIVATE TRANSACTION. IF THE COMPANY'S DIRECTORS AND OFFICERS, AND THEIR RESPECTIVE AFFILIATES, AND THE AFFILIATES DESCRIBED ABOVE CAST THEIR VOTES AT THE ANNUAL MEETING TO APPROVE THE REVERSE STOCK SPLIT, THE APPROVAL OF THE MATTER IS ASSURED WITHOUT THE AFFIRMATIVE VOTE OF ANY ADDITIONAL STOCKHOLDERS BECAUSE SUCH PERSONS COLLECTIVELY BENEFICIALLY HOLD APPROXIMATELY SIXTY SIX PERCENT (66%) OF THE COMMON SHARES AND NINETY SEVEN PERCENT (97%) OF THE PREFERRED SHARES.

EACH PERSON AND/OR ENTITY SET FORTH IN THE TABLE SET FORTH HEREIN IN THE SECTION ENTITLED "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" HAS INFORMED THE COMPANY THAT THEY INTEND TO VOTE THEIR SHARES FOR THE ELECTION OF THE ENTIRE STATE OF DIRECTORS AND IN FAVOR OF ALL OTHER AGENDA ITEMS DESCRIBED HEREIN.

You may vote your shares either by attending the Annual Meeting or submitting a written consent in lieu of a meeting indicating how you would vote on any question scheduled to come before the Annual Meeting. The number of shares held by investors who are present or who have submitted a written consent will determine the presence of a quorum.

                           FORWARD LOOKING STATEMENTS

The Company makes forward-looking statements herein that are subject to risks and uncertainties. Forward-looking statements include information about possible or assumed future results of the Company's operations or performance. When the Company uses words such as "believes," "projects," "projections," "anticipates," "expects," "intends," "targeted" and similar expressions, the Company is making forward-looking statements that are subject to risks and uncertainties. Various future events or factors may cause the Company's results of operations or performance to differ materially from those expressed in the forward-looking statements. These factors include those Risk Factors set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2004, enclosed herewith and on file with the SEC, which Risk Factors are incorporated by reference herein as if set forth in full.


                                       C

                                   TABLE  OF  CONTENTS


                                                                                           PAGE
                                                                                           ----
GENERAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     A

  Summary of the Proposed Actions . . . . . . . . . . . . . . . . . . . . . . . . . . . .     A

RECORD DATE; SHARES OUTSTANDING; QUORUM AND VOTING RIGHTS . . . . . . . . . . . . . . . .     B

FORWARD LOOKING STATEMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     C

PROPOSAL NUMBER 1:  ELECTION OF DIRECTORS . . . . . . . . . . . . . . . . . . . . . . . .     1

  Introduction. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1

  Nominees for Election by Holders of Common Stock. . . . . . . . . . . . . . . . . . . .     1

  Nominees for Election by Holders of Series A Preferred Stock. . . . . . . . . . . . . .     2

  Nominee for Election by Holders of Series B, C, and D Preferred Stock . . . . . . . . .     2

  Information Regarding Nominees. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2

  Meetings of the Board of Directors and Committees . . . . . . . . . . . . . . . . . . .     3

  Compensation of Directors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3

EXECUTIVE COMPENSATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4

  Summary Compensation Table. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4

  Compensation Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4

  Stock Option Grants During the Year Ended December 31, 2003 . . . . . . . . . . . . . .     5

  Stock Option Exercises and Year-end Stock Option Values . . . . . . . . . . . . . . . .     6

STOCK PERFORMANCE CHART . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6

CERTAIN TRANSACTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6

  Certain Agreements. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6

  Consulting Services . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     7

PROPOSAL NUMBER 2:  AMENDMENT TO AMENDED AND RESTATED
     CERTIFICATE OF INCORPORATION TO AUTHORIZE A REVERSE STOCK
     SPLIT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7

  Summary of the Reverse Stock Split. . . . . . . . . . . . . . . . . . . . . . . . . . .     7

  Preferred Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    10

  SafeGuard Common Stock in the Company's 401(k) Plan . . . . . . . . . . . . . . . . . .    10

  Purchase of Fractional Shares-Company Stock Option Plan . . . . . . . . . . . . . . . .    11

QUESTIONS AND ANSWERS ABOUT THE REVERSE STOCK SPLIT . . . . . . . . . . . . . . . . . . .    11

SPECIAL FACTORS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  .   14

  Purposes of the Reverse Stock Split . . . . . . . . . . . . . . . . . . . . . . . . . .    14

  Background of the Reverse Stock Split . . . . . . . . . . . . . . . . . . . . . . . . .    14

SIGNIFICANT CORPORATE EVENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    19

  Recapitalization. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    19


                                        i

  Exchange of Convertible Preferred Stock . . . . . . . . . . . . . . . . . . . . . . . .    20

  Acquisition of Paramount Dental Plan, Inc.. . . . . . . . . . . . . . . . . . . . . . .    20

  Acquisition of Ameritas Managed Dental Plan, Inc. . . . . . . . . . . . . . . . . . . .    20

  Acquisition of Health Net Dental, Inc. and Health Net Vision, Inc.. . . . . . . . . . .    21

  Contracts with Officers, Directors and Affiliates . . . . . . . . . . . . . . . . . . .    22

REASONS FOR THE REVERSE STOCK SPLIT . . . . . . . . . . . . . . . . . . . . . . . . . . .    23

  Unwieldy Capital Structure. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    23

  Aspects of Remaining Public . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    23

  Termination of Registration and Reporting Requirements; Reduction of Expenses . . . . .    24

  Alternatives Considered . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    26

EFFECTS OF THE REVERSE STOCK SPLIT. . . . . . . . . . . . . . . . . . . . . . . . . . . .    26

  SafeGuard Common Stock in the Company's 401(k) Plan . . . . . . . . . . . . . . . . . .    27

  Purchase of Fractional Shares from the Company Stock Option Plan. . . . . . . . . . . .    27

  Potential Detriments of the Reverse Stock Split to Stockholders; Accretion in Ownership
  and Control of Certain Stockholders . . . . . . . . . . . . . . . . . . . . . . . . . .    28

FINANCIAL EFFECT OF THE REVERSE STOCK SPLIT . . . . . . . . . . . . . . . . . . . . . . .    28

FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT. . . . . . . . . . . . . . . .    29

FAIRNESS OF THE REVERSE STOCK SPLIT . . . . . . . . . . . . . . . . . . . . . . . . . . .    29

  Recommendation of the Company's Board . . . . . . . . . . . . . . . . . . . . . . . . .    29

  Reservation of Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    30

  Fairness. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    30

  Factors Considered. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    30

  Alternative Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    33

  Procedural Fairness to Unaffiliated Stockholders. . . . . . . . . . . . . . . . . . . .    33

OPINION OF INVESTMENT BANKER. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    34

  Analysis by Shattuck Hammond Partners LLC . . . . . . . . . . . . . . . . . . . . . . .    35

  Pro Forma and Projected Financial Information . . . . . . . . . . . . . . . . . . . . .    38

  Disclaimer. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    39

  Table 1:  Pro Forma Financial Information for Last Twelve Months Ending September
  30, 2003. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    40

  Table 2:  Estimated Pro Forma Financial Information Projected for Year Ending
  December 31, 2003 and 2004 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   41

  Comparable Company Analysis . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    42

  Comparable Transaction Analysis . . . . . . . . . . . . . . . . . . . . . . . . . . . .    43

  Discounted Cash Flow Analysis . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    46

  Premium Analyses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    47

  Weighting of Analyses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    51

  Share Price and Trading Liquidity . . . . . . . . . . . . . . . . . . . . . . . . . . .    51


                                      ii

  Liquidation Analysis Not Used . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    51

TERMS OF THE REVERSE STOCK SPLIT. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    51

  General Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    51

  Exchange of Certificates; No Fractional Shares. . . . . . . . . . . . . . . . . . . . .    52

  Resale of Securities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    52

  Dissenters' Rights. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    52

FINANCING OF THE REVERSE STOCK SPLIT. . . . . . . . . . . . . . . . . . . . . . . . . . .    53

COSTS OF THE REVERSE STOCK SPLIT. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    53

CONDUCT OF THE COMPANY'S BUSINESS AFTER THE REVERSE STOCK SPLIT . . . . . . . . . . . . .    53

PRICE RANGE OF COMMON STOCK; DIVIDENDS; TRADING VOLUME. . . . . . . . . . . . . . . . . .    54

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT. . . . . . . . . . . . . .    55

  Equity Compensation Plans as of December 31, 2003 . . . . . . . . . . . . . . . . . . .    58

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE . . . . . . . . . . . . . . . . .    58

INFORMATION CONCERNING OFFICERS AND DIRECTORS . . . . . . . . . . . . . . . . . . . . . .    58

PRO FORMA FINANCIAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    59

REPORT OF COMPENSATION AND STOCK OPTION COMMITTEE ON EXECUTIVE
     COMPENSATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    60

  Compensation Philosophy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    60

  Cash Based Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    60

  Equity Based Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    61

  Chief Executive Officer Compensation. . . . . . . . . . . . . . . . . . . . . . . . . .    61

APPOINTMENT OF REGISTERED INDEPENDENT AUDITORS. . . . . . . . . . . . . . . . . . . . . .    61

REPORT OF AUDIT COMMITTEE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    62

PROPOSALS BY STOCKHOLDERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    63

VOTE REQUIRED FOR APPROVAL. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    63

FINANCIAL STATEMENTS AND FINANCIAL INFORMATION. . . . . . . . . . . . . . . . . . . . . .    63

  Annual Report for 2003 and Quarterly Report for the First Quarter of 2004 . . . . . . .    63

  Financial Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    64

EXPENSES OF MEETING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    64


EXHIBIT A  CERTIFICATE OF AMENDMENT OF RESTATED CERTIFICATE OF
     INCORPORATION OF SAFEGUARD HEALTH ENTERPRISES, INC . . . . . . . . . . . . . . . . .    66

EXHIBIT B  OPINION OF SHATTUCK HAMMOND PARTNERS LLC . . . . . . . . . . . . . . . . . . .    69

EXHIBIT C  PRO FORMA FINANCIAL INFORMATION FOR SAFEGUARD HEALTH
     ENTERPRISES, INC. TABLE OF CONTENTS  . . . . . . . . . . . . . . . . . . . . . . . .    74


                                      iii

EXHIBIT D  AUDITED FINANCIAL STATEMENTS FOR HEALTH NET DENTAL, INC. . . . . . . . . . . .    84

EXHIBIT E  AUDITED FINANCIAL STATEMENTS FOR HEALTH NET VISION, INC. . . . . . . . . . . .    98

EXHIBIT F  PRO FORMA INCOME STATEMENTS AND FINANCIAL PROJECTIONS
    FOR SAFEGUARD HEALTH ENTERPRISES, INC. USED BY SHATTUCK
    HAMMOND PARTNERS LLC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   112

                   PROPOSAL NUMBER 1:  ELECTION OF DIRECTORS

INTRODUCTION

The Company is incorporated under the laws of the State of Delaware. The Company's Amended and Restated Certificate of Incorporation provides that the Company's Board of Directors shall be elected at each annual meeting of stockholders for a one (1) year term and until their respective successors are elected and qualified. There is no cumulative voting in connection with the election of directors.

Pursuant to the Company's Bylaws, any stockholder entitled to vote for the election of directors at the Annual Meeting is entitled to nominate a person or persons for election as directors at the Annual Meeting only if written notice of the stockholder's intent to make such nomination was given, either by personal delivery or by United States mail, postage prepaid and addressed to:
Corporate Secretary, SafeGuard Health Enterprises, Inc., 95 Enterprise, Suite 100, Aliso Viejo, California 92656-2605, not later than June 4, 2004. Such notice is required to set forth (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that such stockholder is a holder of record of stock of the Company entitled to vote at the Annual Meeting and intends to appear in person at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons, naming such person or persons, pursuant to which the nomination or nominations are to be made by such stockholder; (d) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement pursuant to the proxy rules of the SEC if such nominee had been nominated or intended to be nominated by the Board of Directors; and (e) the consent of each nominee to serve as a director of the Company, if elected.

The Company did not receive any stockholder notices regarding any nominations to be made at the Annual Meeting. Accordingly, the Chairman of the Annual Meeting will not acknowledge the nomination of any person made by a stockholder at the Annual Meeting since such nomination would not be in compliance with the foregoing procedure.

The Board of Directors is presently comprised of seven (7) members. All directors of the Company are elected annually. Pursuant to the Company's Amended and Restated Certificate of Incorporation, (a) the holders of the Common Stock are entitled to elect two (2) directors voting as a separate class, (b) the holders of the Series A Preferred Stock are entitled to elect four (4) directors voting as a separate class, and (c) the holders of the Series B, C, and D Preferred Stock are entitled to elect one (1) director voting together as a separate class. The Board of Directors has nominated seven (7) persons for election as directors at the Annual Meeting, two (2) of whom will be elected by the holders of the Common Stock, four (4) of whom will be elected by the holders of the Series A Preferred Stock, and one (1) of whom will be elected by the holders of the Series B, C, and D Preferred Stock.

Each person and/or entity set forth in the section entitled Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters, has informed the Company that they intend to vote their shares for the election of the entire slate of Directors and in favor of all other agenda items.

All of the nominees named below are currently serving as directors of the Company with terms expiring at the Annual Meeting.

NOMINEES  FOR  ELECTION  BY  HOLDERS  OF  COMMON  STOCK

The names of and certain information relating to the two (2) nominees to be elected by the holders of the Common Stock are as follows:

NAME                AGE            PRINCIPAL POSITION             DIRECTOR SINCE
------------------  ---  ---------------------------------------  --------------
Steven J. Baileys    50  Chairman of the Board of Directors                 1982

Ronald I. Brendzel   54  Senior Vice President, General Counsel,
                         Secretary, and Director                            1989

NOMINEES FOR ELECTION BY HOLDERS OF SERIES A PREFERRED STOCK

The names of, and certain information relating to, the four (4) nominees to be elected by the holders of the Series A Preferred Stock are as follows:

NAME               AGE            PRINCIPAL POSITION              DIRECTOR SINCE
-----------------  ---  ----------------------------------------  --------------
Neil R. Anderson    48  Director (1)                                        2003

James E. Buncher    67  President, Chief Executive Officer, and
                        Director                                            2000

Leslie B. Daniels   57  Director (1) (2)                                    2000

Dennis L. Gates     48  Senior Vice President, Chief Financial
                        Officer, and Director                               2000

___________________________

(1)     Member  of  the  Audit  Committee.
(2)     Member  of  the  Compensation  and  Stock  Option  Committee.

NOMINEE  FOR  ELECTION  BY  HOLDERS  OF  SERIES  B,  C,  AND  D  PREFERRED STOCK

The name of, and certain information relating to, the nominee to be elected by the holders of the Series B, C, and D Preferred Stock is as follows:

NAME               AGE             PRINCIPAL POSITION             DIRECTOR SINCE
-----------------  ---  ----------------------------------------  --------------

Stephen J. Blewitt   43  Director (1) (2)                                   2001

____________________________

(1)  Member of the Audit Committee.
(2)  Member of the Compensation and Stock Option Committee.

INFORMATION  REGARDING  NOMINEES

Mr. Anderson has been President of Calver Fund, a healthcare investment and consulting firm, since 1988. He currently serves on the board of directors of a private health care company, and has been a director of several other private health care companies.

Dr. Baileys has been Chairman of the Board of Directors since September 1995. He joined the Company in 1975 and served as President of the Company from 1981 to March 1997, and Chief Executive Officer from May 1995 to February 2000. Dr. Baileys is licensed to and practices dentistry full time in the state of California. Dr. Baileys is currently a director of SunLink Health Systems, Inc.

Mr. Blewitt is a Senior Managing Director in the Bond & Corporate Finance Group of John Hancock Life Insurance Company ("John Hancock") and has been employed by John Hancock since 1982. Mr. Blewitt is also President of Hancock Mezzanine Advisors LLC, a subsidiary of John Hancock, and the managing member of the general partners of three (3) related investment funds that invest primarily in mezzanine debt securities. Mr. Blewitt is currently a director of NSP Holdings, LLC and Medical Resources, Inc.

Mr. Brendzel has been Senior Vice President, General Counsel, Secretary since 1985 and a director of the Company since 1989. He joined the Company in 1978 and was Chief Financial Officer from April 1988 to May 1996. Mr. Brendzel is licensed to practice law in the state of California. Mr. Brendzel is the brother-in-law of Dr. Baileys.

Mr. Buncher has been President and Chief Executive Officer, and a director of the Company, since March 2000. From July 1998 to February 2000, he was a private investor. Mr. Buncher was President and Chief Executive Officer of Community Dental Services, Inc., a corporation operating dental practices in California, from October

1997 until July 1998. Mr. Buncher was President of the Health Plans Group of Value Health, Inc., a national specialty managed care company, from September 1995 to September 1997. He served as Chairman, President and Chief Executive Officer of Community Care Network, Inc., a Value Health subsidiary, from August 1992 to September 1997, when Value Health was acquired by a third party and Mr. Buncher resigned his positions with that company. Mr. Buncher currently serves on the board of directors of Horizon Health Corporation and one (1) other private health care company.

Mr. Daniels was a founder of CAI Advisors & Co., an investment management firm, in 1989 and since that time has been a principal of that entity and its related investment fund vehicles, (collectively referred to as "CAI"). Mr. Daniels is currently a director of Bioanalytical Systems, Inc. He was a past Chairman of Zenith Laboratories, Inc. and has been a director of several other public and private companies.

Mr.  Gates  has  been  Senior  Vice  President and Chief Financial Officer since
November 1999, when he joined the Company, and has been a director of the Company since March 2000. From June 1995 to February 1999, he was Chief Financial Officer, then Treasurer, of Sheridan Healthcare, Inc., a physician practice management company.

MEETINGS  OF  THE  BOARD  OF  DIRECTORS  AND  COMMITTEES

The Board of Directors conducted eleven (11) meetings during fiscal year 2003. All of the persons who were directors of the Company during fiscal year 2003, and who are currently directors of the Company, attended at least seventy-five percent (75%) of the aggregate of: (i) the total number of meetings of the Board of Directors during fiscal year 2003, and (ii) the total number of meetings held by the committee on which they served during fiscal year 2003.

Audit Committee. The Audit Committee is currently composed of Mr. Blewitt, Mr. Anderson, who was elected to the Audit Committee in May 2003, and Mr. Daniels, and is chaired by Mr. Daniels. All members of the Audit Committee are non-employee directors of the Company and independent as such term is currently defined by the National Association of Securities Dealers ("NASD") listing standards. The Audit Committee met four (4) times during fiscal year 2003. The functions performed by the Audit Committee included the selection of registered independent auditors to serve the Company for the ensuing year, approval of the fees charged by the registered independent auditors, the review of the Company's quarterly financial results after review by the Company's registered independent auditors, the review with the registered independent auditors and management the general scope and results of the Company's annual audit, and various matters relating to internal control systems. In addition, the Audit Committee is responsible for approving, reviewing and monitoring the performance of non-audit services by the Company's registered independent auditors and the discharge of the Company's registered independent auditors. The Board of Directors has not adopted a written charter for the Audit Committee. In accordance with the provisions of the Sarbanes-Oxley Act of 2002, (the "Sarbanes Act"), Mr. Daniels has been designated by the Audit Committee as the "Audit Committee Financial Expert" as defined in the rules promulgated by the SEC and in the Sarbanes Act.

Compensation and Stock Option Committee. The Compensation and Stock Option Committee is currently composed of Mr. Blewitt and Mr. Daniels, and is chaired by Mr. Blewitt. All members of this Committee are non-employee directors of the Company and independent, as that term is currently defined by NASD listing standards. The Committee met nine (9) times during fiscal year 2003. The Committee is responsible for reviewing the performance of the officers of the Company and establishing the annual compensation for all officers, including salary, bonuses and perquisites, and is also responsible for making stock option grants under the Company's Employee Stock Option Plan.

The  Board  of  Directors  does  not  currently  have  a  nominating  committee.

COMPENSATION  OF  DIRECTORS

Directors who were not otherwise employed by the Company were not paid any fees during fiscal year 2003. The Board of Directors has determined that there will be no compensation paid to non-employee directors during fiscal year 2004 and thereafter, until that policy is changed in the future by the Board, and that there will be no automatic stock option grant pursuant to the Company's non-employee Automatic Option Grant program for non-employee directors during fiscal year 2004 and thereafter, until that policy is changed in the future by the Board. Directors are reimbursed for their out-of-pocket expenses incurred in attending meetings of the Board of Directors.

                             EXECUTIVE COMPENSATION

The following table shows the compensation paid to the Company's Chief Executive Officer as of December 31, 2003, and the other four (4) most highly compensated executive officers as of December 31, 2003 who received total compensation in excess of $100,000 during the year ended December 31, 2003 (the "Named Executive Officers"). The compensation disclosed is for the three (3) years ended December 31, 2003.

SUMMARY  COMPENSATION  TABLE
                                                                                            LONG-TERM
                                                                                           COMPENSATION
                                                                                              AWARDS
                                              ANNUAL COMPENSATION                          -------------
                                              -------------------            OTHER COM-    STOCK OPTIONS
NAME                   PRINCIPAL POSITION       YEAR     SALARY    BONUS    PENSATION(1)      GRANTED
------------------  -------------------------  -------  --------  --------  -------------  -------------
James E. Buncher    President and Chief           2003  $259,000  $382,000  $       3,500             --
                      Executive Officer           2002   250,000    25,000          2,750             --
                                                  2001   246,000        --            928        100,000

Stephen J. Baker    Executive Vice President      2003   250,000   176,000             --         50,000
                      and Chief Operating         2002   220,000    20,000             --             --
                      Officer (2)                 2001   152,000        --             --        300,000

Dennis L. Gates     Senior Vice President         2003   204,000   122,000          3,000             --
                      and Chief Financial         2002   204,000    15,000          2,750         20,000
                      Officer                     2001   197,000        --             --             --

Ronald I. Brendzel  Senior Vice President,        2003   191,000   106,000          3,500             --
                      General Counsel and         2002   191,000    15,000          2,738        207,500
                      Secretary                   2001   193,000        --             --             --

Kenneth E. Keating  Vice President,               2003   171,000    79,000          2,337             --
                      Marketing and Chief         2002   186,000        --          2,319          2,500
                      Marketing Officer (3)       2001   180,000        --            938             --

___________________________

(1)     Other  compensation  consists  of  matching  contributions  to  the Company's 401(k) plan.
(2)     Mr.  Baker  joined  the Company as Executive Vice President and Chief Operating Officer in
        April  2001.
(3)     Mr.  Keating became Vice President, Marketing and Chief Marketing Officer in May 2001.  He
        was  Vice  President,  Sales  and  Marketing  from  February  2000  to  May  2001.

COMPENSATION  AGREEMENTS

During 2002, the Company entered into Severance Agreements with certain of the executive officers set forth in the Section entitled "Security Ownership of Certain Beneficial Owners and Management," which continue until each officer's employment by the Company terminates for any reason. Pursuant to each of these agreements, either the Company or the officer can terminate the officer's employment with the Company at any time. In the event the Company terminates the officer's employment without cause, or implements a substantial diminution of the officer's responsibilities, and as a result, the officer resigns, within one (1) year and as a result of a "change in control" as defined below, the Company is obligated to pay the officer an amount equal to the officer's annual salary then in effect, plus an amount equal to the bonus earned by the officer during the prior calendar year. A "change in control" is defined as the acquisition of the Company by another entity, a sale of substantially all of the assets of the Company, a merger of the Company with another entity, the acquisition by any person or group of persons of 50% or more of the combined voting power of the Company's then outstanding securities, or a change of 50% or more of the directors of the Company within a one (1) year period.

During 2003, the Company implemented a Retention Bonus Plan with certain of the executive officers set forth herein the Section entitled "Security Ownership of Certain Beneficial Owners and Management," which continues until the officer's employment by the Company terminates for any reason. The purpose of the Retention Bonus Plan is to provide an incentive for the senior management of the Company to remain employed during a reasonable transition period in the event of the sale of the Company to a third party. In the event that more than 50% of the Company is sold to an entity that is not otherwise a current stockholder of the Company, each of the certain executive officers would receive a variable retention bonus that is based on the amount of proceeds from the sale transaction. The retention bonus amounts to be paid by the Company are the following amounts for each $1.00 per share of Common Stock that is realized in a sale transaction: $325,000 to Mr. Buncher, $250,000 to Mr. Baker, $150,000 each to Mr. Gates and Mr. Brendzel, and $75,000 to Mr. Keating. Of the total amount of each officer's retention bonus, 25% would be paid at the closing of the transaction, provided the officer is still employed at that time, and 75% would be paid in monthly installments over the nine (9) months following the closing of the transaction, provided the officer is still employed by the purchaser at the time each payment is due. Notwithstanding the previous sentence, the entire retention bonus would be paid in the event the purchaser reduces the officer's compensation rate or terminates the officer's employment without cause.

STOCK  OPTION  GRANTS  DURING  THE  YEAR  ENDED  DECEMBER  31,  2003

Stock options granted to the Named Executive Officers during the year ended December 31, 2003 were as follows.

                  INDIVIDUAL  STOCK  OPTION  GRANTS
------------------------------------------------------------------   POTENTIAL REALIZABLE VALUE
                    NUMBER  OF  % OF TOTAL                             AT ASSUMED ANNUAL RATES
                      SHARES     OPTIONS                             OF STOCK PRICE APPRECIATION
                    UNDERLYING  GRANTED TO  EXERCISE                     FOR OPTION TERM(3)
                     OPTIONS    EMPLOYEES   PRICE PER   EXPIRATION   ---------------------------
NAME                 GRANTED     IN 2003    SHARE(1)      DATE(2)         5%            10%
------------------  ----------  ----------  ---------  -----------  -------------  -------------

James E. Buncher            --         --   $      --           --  $          --  $          --
Stephen J. Baker        50,000       22.7%       1.60     Jul 2013         50,312        127,499
Dennis L. Gates             --         --          --           --             --             --
Ronald I. Brendzel          --         --          --           --             --             --
Kenneth E. Keating          --         --          --           --             --             --

___________________________

(1) The exercise price per share of each of the options is equal to or greater than the market price of the Company's common stock on the date of the grant. Subject to the terms of each option agreement, the exercise price may be paid in cash or in shares of common stock owned by the option holder, or by a combination of the foregoing.

(2) Each of the options becomes exercisable in three equal annual installments. The dates on which the options can be exercised may be accelerated in the event of a commencement of a tender offer for shares of the Company, the signing of an agreement for certain mergers or consolidations involving the Company, the sale of all or substantially all of the assets of the Company, a change of control, or certain other extraordinary corporate transactions. The options are subject to early termination in the event the option holder's employment is terminated.

(3) There is no assurance that the actual stock appreciation over the term of the options will be at the assumed five percent (5%) or ten percent (10%) levels or at any other assumed level. Unless the market price of the common stock does in fact appreciate over the option term, the Named Executive Officers will realize no value from the option grants.

STOCK  OPTION  EXERCISES  AND  YEAR-END  STOCK  OPTION  VALUES

There were no stock options exercised by any of the Named Executive Officers during the year ended December 31, 2003. Stock options held by the Named Executive Officers at December 31, 2003 are shown in the following table. There were no stock appreciation rights outstanding as of December 31, 2003.



                   STOCK OPTIONS EXERCISED   NUMBER  OF  SECURITIES     VALUE  OF  UNEXERCISED
                   -----------------------   UNDERLYING  UNEXERCISED      IN-THE-MONEY  OPTIONS
                      SHARES                OPTIONS AT FISCAL YEAR-END     AT  FISCAL  YEAR-END
                     ACQUIRED     VALUE     --------------------------  ----------------------------
NAME                ON EXERCISE  REALIZED   EXERCISABLE  UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
------------------  -----------  ---------  -----------  -------------  ------------  --------------
James E. Buncher             --  $      --      666,667         33,333  $    553,334  $       21,666
Stephen J. Baker             --         --      200,000        150,000       121,667          73,333
Dennis L. Gates              --         --      381,667         13,333       322,750           8,000
Ronald I. Brendzel           --         --      189,167        138,333       144,834          85,666
Kenneth E. Keating           --         --      120,833          1,667       102,500           1,000


                             STOCK PERFORMANCE CHART

The following graph compares the total cumulative stockholder return for the ownership of the Company's Common Stock with: (i) the cumulative total return of the NASDAQ Stock Market (U.S.) Index; and (ii) the cumulative total return of the National Association of Securities Dealers Health Services Industry Index, over the five (5) year period from January 1, 1999, through December 31, 2003. The comparison assumes $100 was invested on December 31, 1998, in each of following, including reinvestment of dividends: (i) the Common Stock of the Company; (ii) shares comprising the NASDAQ Stock Market (U.S.) Index; and (iii) shares comprising the NASDAQ Health Services Industry Index.


                               [GRAPHIC  OMITED]

                                 CUMULATIVE TOTAL RETURN
----------------------------------------------------------------------------------
                                    12/98   12/99   12/00   12/01   12/02   12/03
----------------------------------  ------  ------  ------  ------  ------  ------
SAFEGUARD HEALTH ENTERPRISES, INC   100.00   18.87   28.32   58.11   38.34   55.85
----------------------------------  ------  ------  ------  ------  ------  ------
NASDAQ STOCK MARKET (U.S.)          100.00  190.62  127.67   70.42   64.84   91.16
----------------------------------  ------  ------  ------  ------  ------  ------
NASDAQ HEALTH SERVICES              100.00   79.02  104.99  133.10  119.70  154.62
----------------------------------  ------  ------  ------  ------  ------  ------

                              CERTAIN TRANSACTIONS

CERTAIN  AGREEMENTS

As of January 31, 2001, in connection with the consummation of a recapitalization transaction, the Company and certain stockholders, including CAI Partners and Company II, L.P., CAI Capital Partners and Company II, L.P. (collectively ''CAI''), Jack R. Anderson (''Anderson''), John Hancock Life Insurance Company and the Baileys Family Trust, entered into an Agreement Among Stockholders which, among other items, provides that the Investors will vote their shares of capital stock of the Company to maintain the size of the Board of Directors of the Company at seven (7) members and also contains provisions requiring the Investors to sell their shares of capital stock in the Company under certain conditions applicable to an acquisition of all outstanding shares of capital stock of the Company by a third party. In addition, as of January 31, 2001, the Company entered into a Registration Rights Agreement with such stockholders pursuant to whom it granted certain registration rights applicable to all shares of Common Stock owned by such stockholders and into which Preferred Stock owned by such stockholders is convertible.

A description of the transactions consummated in connection with the recapitalization transaction is contained in the Company's Current Report on Form 8-K, filed with the SEC as of March 1, 2000, and the Company's Current
Report on Form 8-K filed with the SEC as of March 6, 2001, all of which are hereby incorporated by reference herein as if set forth in full, and in the Section herein entitled "Significant Corporate Events" in the Sections Entitled "Recapitalization" and "Officers, Directors and Affiliates."

CONSULTING  SERVICES

The Company maintained a consulting agreement with Dr. Baileys during 2001, 2002 and 2003 that terminated on January 31, 2003, under the terms of which Dr. Baileys provided services relating to professional dental relations and review of specialty dental referrals for which he was paid $200,000, $153,000 and $10,000, respectively. Dr. Baileys is the chairman of the Company's Board.

       PROPOSAL NUMBER 2:  AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF
                INCORPORATION TO AUTHORIZE A REVERSE STOCK SPLIT

SUMMARY  OF  THE  REVERSE  STOCK  SPLIT

This Information Statement contains a more detailed description of the terms of the proposed amendment to the Company's Restated Certificate of Incorporation and the reverse stock split. You are encouraged to read the entire Information Statement and each of the documents attached as an Exhibit carefully before voting at the meeting.

SafeGuard's management proposed and SafeGuard's Board of Directors (the "Board") reviewed and authorized a 1-for-1,500 reverse stock split of the Company's Common stock. The reverse stock split will result in each 1,500 shares of existing SafeGuard Common Stock being exchanged for one (1) share of new fully paid and non-assessable share of SafeGuard common stock (the "Transaction"). SafeGuard's Board recommends that all stockholders approve the proposal by voting for an amendment to the Company's Restated Certificate of Incorporation. See also the information under the Sections "Special Factors-Purposes of the Reverse Stock Split," "Reasons for the Reverse Stock Split" and "Fairness of the Reverse Stock Split" in this Information Statement. The approval of a majority of the votes entitled to be cast at the meeting by holders of the issued and outstanding shares of (i) Common Stock, voting together as a separate class, and
(ii) Common Stock and Preferred Stock, voting as a single class, is necessary to approve the reverse stock split. See also the information under the Section "Vote Required for Approval" in this Information Statement. The reverse stock split will not become effective until the amendment of the Restated Certificate of Incorporation is filed with the Delaware Secretary of State's office that is expected to occur immediately following its approval at the Annual Meeting. No persons have been retained to make solicitations or recommendations in connection with the reverse stock split.

The reverse stock split is part of a plan to make SafeGuard a private company while allowing the holders of SafeGuard's outstanding Preferred Stock and the holders of 1,500 or more shares of its outstanding Common Stock to retain an equity interest in the Company. The material terms of the reverse stock split are as follows:

- Each 1,500 shares of SafeGuard's Common Stock outstanding prior to the reverse stock split will be converted into one (1) full share of new common stock after the reverse stock split.

- Stockholders who would otherwise receive a fractional share of Common Stock as a result of the reverse stock split will instead receive cash in lieu of the fractional share on the basis of $3,375.00 per share of new common stock ($2.25 per share of Common Stock). The amount of cash each holder of fractional Common Stock will receive will be calculated by multiplying the percentage of one (1) full share of new common stock that the stockholder would have received times $3,375.00.

- Stockholders that own less than one (1) full share of new common stock after the reverse stock split will cease to be stockholders of SafeGuard after the reverse stock split.

- Stockholders that own more than one (1) full share of new common stock after the reverse stock split will receive one (1) share of new common stock for each 1,500 shares of Common Stock they held before the reverse stock split, as well as a cash payment in lieu of any fractional share of Common Stock as described above.

- Stockholders that own less than 1,500 shares of Common Stock consist of approximately 650 stockholders that purchased shares of Common Stock in the public market or received their shares from other SafeGuard stockholders as gifts. The stockholders that own more than 1,500 shares of Common Stock include ten (10) members of SafeGuard's management and Board that received shares of Common Stock upon the incorporation of the Company, purchased shares of Common Stock in the public market, or received their shares from SafeGuard as part of SafeGuard's acquisition of Paramount Dental Plan, Inc. in 2002. The total number of officers, directors, and affiliates of the Company who own more than 1,500 shares of Common Stock is fourteen (14).

- In addition to this Information Statement, the Company is filing a Rule 13E-3 Transaction Statement on Schedule 13E-3, in accordance with the Exchange Act. The Company's Board has determined that the reverse stock split is fair to and in the best interest of all of the Company's unaffiliated stockholders, including both those who will receive cash pursuant to the reverse stock split and those who will retain an equity interest in the Company subsequent to the reverse stock split. The Board has unanimously approved the actions proposed to be taken described herein. See also the information under "Fairness of the Reverse Stock Split-Recommendation of the Company's Board."

- Each share of Common Stock entitles its owner to one (1) vote on each matter submitted to the Company's stockholders. Each share of each series of the Company's Preferred Stock entitles its owner one (1) vote on an as converted basis as one (1) share of Common Stock. See also the information under the Section "Vote Required for Approval" in this Information Statement.

- Directors and officers of the Company currently beneficially own approximately 49% of the Company's outstanding Common Stock and approximately eighty thee percent (83%) of the Company's outstanding Preferred Stock and therefore control approximately seventy seven percent (77%) of the total voting power of the Company. After the reverse stock split, directors and officers of the Company will beneficially own approximately fifty two percent (52%) of the Company's outstanding Common Stock and approximately eighty three percent (83%) of the Company's outstanding Preferred Stock, and will beneficially own approximately seventy eight percent (78%) of the voting power of the Company. See also the information under the Section "Conduct of the Company's Business after the Reverse Stock Split" and the Section "Security Ownership of Certain Beneficial Owners and Management" in this Information Statement.

- All directors and officers of the Company have indicated that they will vote, directly or indirectly in favor of the proposal set forth herein. As noted above, these directors and officers beneficially own approximately forty nine percent (49%) of the Company's outstanding Common Stock and approximately seventy seven percent (77%) of the total voting power of the Company. In additional, certain other stockholders, including all other "Affiliates" of the Company, as that term is defined by the Securities and Exchange Commission ("SEC') who own an additional seventeen percent (17%) of the Company's outstanding Common Stock and an additional fourteen percent (14%) of the total voting power of the Company, have indicated that they intend to vote, or cause to be voted, shares which they directly or indirectly control in favor of the reverse stock split, and if voted as indicated, assure the approval of the reverse stock split. See also the information under the Sections "Vote Required for Approval" and "Effects of the Reverse Stock Split" in this Information Statement.

- The reverse stock split is not expected to affect the Company's current business plan or operations, except for the anticipated cost and management time savings associated with termination of the Company's public company obligations and the approximate amount of $1.2 million of cash that will be spent on the Transaction. See also the information under the Sections "Effects of the Reverse Stock Split" and "Conduct of the Company's Business after the Reverse Stock Split" in this Information Statement.

- If the reverse stock split is approved, the Company will be eligible to cease filing periodic public reports with the SEC, which the Company intends to do. This will also have the effect of terminating the Over The Counter Bulletin Board ("OTCBB") trading of the Company's Common Stock. See also the information under the Sections "Special Factors" and "Reasons for the Reverse Stock Split" in this Information Statement.

- SafeGuard's Board retained the services of Shattuck Hammond Partners LLC ("Shattuck Hammond") to provide an opinion, from a financial point of view, to the fairness of the cash consideration to be paid to the unaffiliated stockholders of the Company's Common Stock who would hold fractional shares immediately following the reverse stock split. The full text of the written opinion of Shattuck Hammond, which sets forth assumptions made, procedures followed, matters considered, and the qualifications and limitations on the scope of the review undertaken in connection with the opinion, is attached to this Information Statement as Exhibit B. The description of Shattuck Hammond's opinion contained in this Information Statement is qualified in its entirety by reference to the full text of such opinion. Stockholders are urged to, and should, read such opinion carefully and in its entirety. Shattuck Hammond's opinion does not constitute a recommendation to any holder of the Company's Common Stock as to how to vote with respect to the reverse stock split. In addition, the opinion does not address the relative merits of the reverse stock split or the other business strategies that the Company's Board considered, nor does it address the decision of the Company's Board to recommend or proceed with the reverse stock split. In addition, Shattuck Hammond's opinion does not address fairness with respect to the Company's stockholders who will retain an equity interest in the Company subsequent to the consummation of the reverse stock split. For a more detailed description of Shattuck Hammonds's opinion, see the information under the Section "Opinion of Investment Banker" in this Information Statement.

- The Company's Board did not appoint a special committee of independent directors or require the approval of the reverse stock split by the holders of a majority of the Company's shares held by persons unaffiliated with SafeGuard.

- The Company believes that those Common stockholders that receive a cash payment as a result of the reverse stock split and cease to hold, either directly or indirectly, shares of the Company's Common Stock, will need to recognize a gain or loss for federal income tax purposes for the difference between the amount of cash received and the aggregate tax basis in the shares of Common Stock that are redeemed for cash. The Company believes that those stockholders that receive new common stock and a cash payment in the reverse stock split, will not recognize any gain or loss for federal income tax purposes on the common stock received incident to the reverse stock split, but will need to recognize a gain or loss for federal income tax purposes for the difference between the amount of cash received and the aggregate tax basis in the shares of Common Stock that are redeemed for cash. Those stockholders that receive common stock incident to the reverse stock split, but no cash, will not recognize any gain or loss for federal income tax purposes. See also the information under the Section "Effects of the Reverse Stock Split-Federal Income Tax Consequences of the Reverse Stock Split" in this Information Statement. Stockholders are urged to consult with their own tax advisor regarding the tax consequences of the reverse stock split in light of each stockholder's own particular circumstances.

- Stockholders are not entitled to appraisal rights under either the Company's governance documents or Delaware General Corporation Law, even if you dissent from approval of the reverse stock split. See also the information under the Section "Terms of the Reverse Stock Split-Dissenters' Rights" in this Information Statement.

- Stock options and stock that may be issued pursuant to convertible promissory notes issued by the Company as described herein are all being adjusted to reflect the 1 for 1,500 reverse stock split.

PREFERRED  STOCK

On March 1, 2000, the Company entered into a recapitalization transaction with an investor group (the "Investors"), the revolving credit facility lender (the "Bank"), and the holder of the senior notes payable (the "Senior Note Holder"). In this transaction, the Investors loaned $8.0 million to the Company in the form of an investor senior loan, due April 30, 2001. As part of this transaction, the Investors, the Bank, and the Senior Note Holder agreed to convert the $8.0 million investor senior loan, the outstanding balance of $7.0 million under the revolving credit facility plus accrued interest, and the $32.5 million of senior notes payable plus accrued interest, to convertible Preferred Stock.

Effective as of January 31, 2001, the Company completed the recapitalization by the conversion of approximately $53 million of debt into 300,000 shares of convertible Preferred Stock. The convertible Preferred Stock does not accrue dividends of any kind. Prior to May 2002, there were 300,000 shares of convertible preferred stock issued and outstanding. Each share had a par value of $100 and a liquidation preference of $100, and was convertible into 100 shares of the Company's Common Stock. In May 2002, each outstanding share of convertible Preferred Stock was exchanged for 100 new shares of convertible Preferred Stock. Each new share of convertible Preferred Stock has a par value of $1.00 and a liquidation preference of $1.00, and is convertible into one (1) share of the Company's Common Stock. All other rights and preferences of the convertible preferred stock remained the same. The convertible Preferred Stock entitles the holder to one (1) vote for each share of Common Stock into which the Preferred Stock is convertible, with respect to all matters voted on by the Common stockholders of the Company, except for the election of directors. Pursuant to the recapitalization transaction, the holders of the convertible Preferred Stock have the right to elect a total of five (5) members of the Company's Board, and the holders of the Common Stock have the right to elect the remaining two (2) directors. The convertible Preferred Stock has a $30 million liquidation preference over the Company's Common Stock.

As a result of the recapitalization transaction, the ownership interest of the previously existing Common stockholders of the Company was reduced to approximately 14% of the Company. In March 2000, in connection with the recapitalization transaction, the Company agreed to place four (4) new directors, who represented the Investors, the Bank, and the Senior Note Holder, on its Board. Three (3) of those directors were placed on the Board in March 2000, and the fourth (4th) director was placed on the Board as of January 31, 2001, at which time the Bank sold its interest in the Company to other existing Company stockholders. These four (4) new directors constitute a majority of the Board, which currently has a total of seven (7) members.

As a result of the provisions set forth in the Certificate of Powers, Designations, Preferences and Relative, Participating, Optional, or other Special Rights of the 2002 Series A Preferred Stock, 2002 Series B Preferred Stock, 2002 Series C Preferred Stock and 2002 Series D Preferred Stock, the number of shares of Preferred Stock outstanding will not be adjusted, but the number of shares into which such Preferred Stock is convertible will be proportionately reduced. As a result, after the completion of the reverse stock split, there will be 30 million shares of Preferred Stock outstanding and approximately 3,800 shares of Common Stock outstanding. After the reverse stock split, the Preferred Stock will continue to have the voting power to control the election of five (5) out of seven (7) members to the Company's Board and will continue to have the voting power to cause all corporate actions requiring the vote of the stockholders of the Corporation to be taken. After the reverse stock split, the Preferred Stock will convert at the rate of one (1) share of the Company's post-split common stock for each 1,500 shares of Preferred Stock. Therefore, 1,500 shares of the Company's Preferred Stock will have the voting power of one (1) share of the Company's post-split common stock. The holders of Preferred Stock do not receive any additional benefits in connection with the reverse stock split than the unaffiliated Common stockholders receive.

SAFEGUARD  COMMON  STOCK  IN  THE  COMPANY'S  401(K)  PLAN

As of the date of this Information Statement, there are approximately 172,000 shares of Common Stock in the accounts of participants in the Company's 401(k) plan (the "Plan"). These shares of the Company's Common Stock were contributed to the Plan by the Company as the Company's matching contribution to participants' payroll deferrals into the Plan. These contributions started with the third quarter of 2001 and have been in effect since that time. The matching contribution percentage is set by the Board each year. The contributions are made after the end of each quarter. Since the inception of the matching program, the Company's contribution has been in the form of the Company's Common Stock and has been equal to 25% of the total participants' deferrals for the quarter, with the value of the Common Stock based on the lower of the closing price of the Company's Common Stock on the last trading day before the calendar quarter began or the last trading day of the calendar quarter. There are approximately 130 employees or former employees of the Company who beneficially own Common Stock in the Plan. After consideration, the Board voted on November 24, 2003 to purchase all the shares of Common Stock in each participant's Plan account at the same price per share of $2.25 effective upon the effective date of the reverse stock split. Since the Company will be purchasing all the Common Stock in the Plan, the approximately 130 beneficial owners of the Company's Common Stock in the Plan will no longer own such shares and will no longer be Common stockholders of the Company through the Plan. The aggregate cost of the shares to be purchased from the Plan will be approximately $387,000.

PURCHASE OF FRACTIONAL SHARES-COMPANY STOCK OPTION PLAN

Since 1985, the Company has maintained an Employee Stock Option Plan (the "Option Plan"). The purpose of the Option Plan is:

     1. To further the growth, development and financial success of the Company by providing additional incentives to certain of its directors, executives and other key employees who have been or will be given responsibility for the management or administration of the Company's business affairs, by assisting them in becoming owners of capital stock of the Company and thus benefiting directly from its growth, development and financial success; and

     2. To enable the Company to obtain and retain the services of the type of directors and professional, technical and managerial employees considered essential to the long range success of the Company by providing and offering them an opportunity to become owners of capital stock of the Company through stock options, some of which are intended to qualify as ''incentive stock options'' under Section 422 of the Internal Revenue Code.

As a condition to receiving a grant of options, employees must agree to remain employed by the Company for twelve (12) months after such grant of options. In that the options held by employees of the Company may be perceived as having less value if they are options in a privately held company instead of a publicly held company, the Board considered a proposal that the options be converted at the same ratio as the Common Stock into which they may be exercised and that the Company purchase any fractional shares resulting from such conversion at a pre-split price of $2.25 per share, less the applicable option exercise price. As of the date of this Information Statement, there were options outstanding to purchase approximately 2.9 million shares of the Company's Common Stock with an exercise price that is below the current market price of the Company's Common Stock of which options to purchase approximately 2.2 million shares of the Company's Common Stock are vested in accordance with the terms of the Option Plan. After consideration, on November 24, 2003, the Board voted to convert these outstanding options at the same ratio as provided for in the reverse stock split and to purchase any fractional option at a pre-split price of $2.25 per fractional option, less the applicable option exercise price for such option. The Company estimates the cost of purchasing fractional options to be approximately $40,000.

               QUESTIONS AND ANSWERS ABOUT THE REVERSE STOCK SPLIT

The following questions and answers briefly address some commonly asked questions about the reverse stock split proposal that may not be addressed in the summary above. They may not include all the information that is important to you. The Company urges you to read carefully this entire Information Statement, including the exhibits.

Q:   What  are  some  of  the  advantages  of  the  reverse  stock  split?

A: The Board believes that the reverse stock split will have the following advantages, among others:

     - terminating the registration of the Company's Common Stock under the Exchange Act will eliminate the costs of being a public company, with estimated annual cost savings of approximately $200,000 before taxes excluding the cost of management time, the directors and officers liability insurance risk described below, and initial costs related to the implementation of the requirements of the Sarbanes Act which are estimated to be in excess of $250,000, and the on-going expense associated with the compliance requirements of the Sarbanes Act of approximately $150,000 annually;

     - terminating the Company's registration with the SEC will significantly reduce the need for directors' and officers' liability insurance ("D & O Insurance"), which is usually secured by publicly held companies. The last quotation received by the Company for such insurance was $400,000 of annual premiums for $5 million of coverage with a $1 million retention. The Company has not had D & O Insurance since October 2002 because of the high cost of such insurance and therefore there is a risk to the officers and directors of the Company due to the fact that the Company does not have such coverage;

     - providing complete liquidity for the Company's unaffiliated stockholders holding fewer than 1,500 shares and partial liquidity for other unaffiliated stockholders where liquidity has been lacking in the market, and do so at a fair price through a transaction in which unaffiliated stockholders may be eligible to receive capital gains tax treatment for any realized gains, and avoid paying brokerage commissions and fees;

     - eliminating the Company's obligation to publicly disclose sensitive, competitive business information; and

     - management will be able to focus exclusively on the Company's business goals and objectives.

See  "Reasons  for  the  Reverse  Stock  Split."

Q:   What  are  some  of  the  disadvantages  of  the  reverse  stock  split?

A: The Board believes that the reverse stock split will have the following disadvantages, among others:

     - stockholders owning less than 1,500 shares of the Company's Common Stock will not have an opportunity to liquidate their shares at a time and for a price of their choosing; instead, they will be cashed out and will no longer be stockholders of the Company and will not have the opportunity to participate in or benefit from any future potential appreciation in the Company's value;

     - stockholders remaining in the Company following the reverse stock split will no longer have available all of the information regarding the Company's operations and results that is currently available in the Company's filings with the SEC, the Transaction will result in the loss of financial transparency for unaffiliated stockholders that remain stockholders in the Company after the Transaction, the Company will no longer be subject to the liability provisions of the Exchange Act, the Company will no longer be subject to the provisions of the Sarbanes Act, and the officers of the Company will no longer be required to certify the accuracy of the Company's financial statements;

     - stockholders remaining in the Company following the reverse stock split will no longer be able to trade such securities on the OTCBB, the effect of which is a loss of liquidity;

     - the elimination of the Common Stock's trading market may result in the Company having less flexibility in attracting and retaining executives and other employees since equity-based incentives (such as stock options) tend not to be viewed as having the same value in a private company;

     - the Company will be less likely to be able to use stock to acquire other companies; and

     - it will be more difficult for the Company to access the public equity markets.

See  "Effects  of  the  Reverse  Stock  Split."

Q: The Company has been publicly held since 1983; what are some of the reasons for going private now?

A: The Board believes that the Company currently derives no material benefit from its public company status. In addition to the direct financial burden from being a public company, the thin trading market in the Company's Common Stock has not provided liquidity to its stockholders, nor does the Company expect that it will permit the Company to use its stock as currency for acquisitions or other transactions in the future.

See "Reasons for the Reverse Stock Split."

Q: What are some of the factors supporting the Board's determination to recommend approval of the reverse stock split?

A: The Board based its determination to recommend approval of the reverse stock split proposal on several factors. Importantly, the Board considered the relative advantages and disadvantages discussed above and under "Reasons for the Reverse Stock Split" and "Fairness of the Reverse Stock Split." The Board also considered certain other factors, including:

     - the financial presentations and analyses of management and the opinion of Shattuck Hammond regarding the reverse stock split proposal and the Board's discussions and conclusions about the fairness, from a financial point of view, of the proposed per pre-split share price of $2.25 to be paid for fractional shares to the Company's unaffiliated stockholders owning a number of shares not evenly divisible by 1,500;

     - the projected tangible and intangible cost savings to the Company by terminating its public company status; and

     - attempts of the Company's stockholders to achieve liquidity in the existing trading market would be frustrated due to the low average daily trading volume of the Company's Common Stock on the OTCBB. Only a small number of shares could be purchased or sold on the OTCBB without the risk of significantly increasing or decreasing the trading price.

See "Fairness of the Reverse Stock Split."

Q: What are the interests of the Company's directors and officers in the reverse stock split?

A: In considering the Board's recommendation to approve the reverse stock split proposal, stockholders should be aware that, as a result of the reverse stock split, the Company estimates that its directors and officers, collectively, will slightly increase their beneficial ownership of the Company's Common Stock from approximately forty nine percent (49%) to fifty two percent (52%). When the Common Stock held by other stockholders who have indicated that they will vote in favor of the proposal is added to these percentages, the total amount increases from approximately sixty-six percent (66%) to seventy percent (70%).

Q:   What is the total cost of the reverse stock split to the Company?

A: The Company estimates that the total cost of the reverse stock split to the Company will be approximately $1.2 million, of which the Company will pay approximately $500,000 to cash out fractional shares, approximately $387,000 to purchase the Common Stock in the Company's 401(k) Plan, approximately $40,000 to purchase all the fractional shares that result from the conversion of the shares in the Company's Stock Option Plan, approximately $130,000 of investment banking fees in connection with the opinion issued by Shattuck Hammond, and approximately $100,000 in legal and accounting fees, and other costs to effect the reverse stock split. This total amount could be larger or smaller if the estimated number of fractional shares that will be outstanding after the reverse stock split changes as a result of purchases or sales of Common Stock by unaffiliated stockholders.

Q: Why didn't the Board form a committee of disinterested (or unaffiliated) directors to approve the reverse stock split or require the approval of the holders of a majority of shares which are unaffiliated with the Board and management?

A: The Board considered forming a committee of disinterested directors to approve the reverse stock split at various Board meetings in 2003 and determined that since all members of the Company's Board were either employees, affiliates, as that term is defined by the SEC, or had been employed by the Company or a consultant to the Company in the last three
     (3) years, there was no person on the Company's Board who was "Independent" as that term is currently defined by the SEC. The Board also considered submitting the matter of approving the reverse stock split to the holders of a majority of stockholders who are unaffiliated with the Board or management. However, since the number of shares held by stockholders who are unaffiliated with the Company represents only approximately eight percent (8%) of the total voting power of the stockholders of the Company, it was determined that such action would not reflect the interests of a majority of the stockholders of the Company. As such, it was determined by the Board that if the Company were to engage in a going private transaction, it would be necessary to hire an independent investment banker to render a fairness opinion with respect to the amount to be paid to unaffiliated stockholders for any fractional shares of Common Stock that may exist after a reverse stock split.

                                 SPECIAL FACTORS

PURPOSES OF THE REVERSE STOCK SPLIT

The primary purpose of the reverse stock split is to facilitate a "going private transaction." This will enable SafeGuard to (i) to save money being spent because of its status as a SEC reporting company, which SafeGuard believes provides a limited benefit to a small company like SafeGuard, and (ii) to eliminate an unwieldy ownership structure. The reverse stock split will decrease the total number of SafeGuard's Common stockholders from approximately 900 to approximately 250. By reducing the number of stockholders below 300, SafeGuard will be eligible to file a Form 15 with the SEC and terminate its registration and reporting obligations under the Exchange Act. Market makers are not permitted to quote SafeGuard's common stock on the OTCBB if SafeGuard is not current in its filings with the SEC. Upon consummation of the reverse stock split, SafeGuard plans to file a Form 15 with the SEC to terminate its reporting obligations under Section 15(d) of the Exchange Act. As a result, SafeGuard's common stock will be removed from quotation from the OTCBB.

BACKGROUND OF THE REVERSE STOCK SPLIT

Due to the costs of maintaining its public company status, the time spent by management and other employees' related to being a public company, the fact that the Company has not realized many of the benefits associated with being a public company, such as enhanced stockholder value and business credibility, due to limited liquidity and the market price of the Company's Common Stock, management proposed that the Board consider whether it was in the best interests of the Company's stockholders for the Company to remain a publicly traded entity. The members of management who participated in the going private analysis were James
E. Buncher, President and Chief Executive Officer, Ronald I. Brendzel, Senior Vice President and General Counsel, and Dennis L. Gates, Senior Vice President and Chief Financial Officer. The following is a summary of the actions taken by the Company's management and the Board during this process.

In February 2003, management of the Company, with the Board's concurrence, began exploring the concept of taking the Company private. Telephone discussions were had with representatives of Strasburger and Price, L.L.P. ("Strasburger"), the Company's outside legal counsel, to ascertain, among other things, what would be the best strategy for the Company going forward; being a publicly traded entity or a private entity. Various methods to accomplish a going private transaction were reviewed including an examination of a cash out merger, a self tender offer followed by a cash out merger, a reverse stock split, and a sale of the Company's assets followed by a dissolution of the Company. These matters were initially discussed by the Board at it meeting on February 6, 2003 at which meeting all members of the Board were present.

On March 4 and March 6, 2003, management provided the first of a series of memorandums to the Company's Board which examined the issues enumerated above. The March memorandums analyzed the current status of the Company, the reasoning to support a decision to take the Company private or remain a publicly traded entity, the various methods that could be used to take the Company private, should the Board make that decision, the steps to be taken, and open issues with respect to the matter being reviewed by the Board. After receipt of these memorandums, the Board reached no conclusion at that time and instructed management to continue its research and analysis into this matter and report back to the Board.

On April 11, 2003, management published the next memorandum concerning this subject for the Board, which memorandum further examined the specific reasons why the Company should remain a publicly traded entity that include access to public markets, the ability of stockholders to trade their shares of the Company's Common Stock on the OTCBB, the use of equity based incentives, such as stock options to attract and retain employees of the Company, and the use of the Company's stock to obtain other companies, or engage in a going private transaction, the anticipated costs associated with a going private transaction, and various potential impacts on the Company's business operations by taking the Company private such as reduced costs to the Company and the ability to not disclose sensitive business information about the Company that could be used by its competitors. The Board was advised about informal discussions held by management with another entity about a possible merger with the Company. After receipt of this memorandum, the Board reached no conclusion at that time and instructed management to continue its research and analysis into this matter and report back to the Board.

On May 1, 2003, the Company's Board received another memorandum from management that was a follow-up to those published in March and April 2003 and responded to specific questions identified by the Board for which management was requested to conduct further research and analysis at the Board's April 11, 2003 meeting.
These questions included the various reasons why the Company should or should not be a public entity, and the alternatives that were available to take the Company private, including a reverse stock split, a freeze-out merger, a tender offer, the purchase of the Company by an Employee Stock Ownership Plan, the sale of the Company, the merger of the Company with a third party, or the liquidation of the Company and a sale of its assets. The advantages and disadvantages of each of these alternative considered by the Board is further described in the Section entitled "Alternatives Considered" in the Section entitled "Reasons For The Reverse Stock Split." The Board also considered that should it decide to take action to take the Company private, the costs involved to do so, the cost savings that would result from taking the Company private, the issue of Board member independence, and the process that would be utilized to take the Company private. This memorandum dealt with the issues of the process that would be required to take the Company private and the actions required to effect a reverse stock split, should the Board select that method. It was also recommended that the Board formally review the information provided by management in the three (3) memorandums dealing with the consideration of alternatives that may be available to the Company in a going private transaction, the actions required to be taken with respect to filing with the SEC and the issue of Board independence. A discussion was had concerning an informal discussion had by management with another entity about a possible merger with the Company. These discussions were conducted at the Board's regular meeting on May 1, 2003 at which all the Board members were present.

The next memorandum published by management for the Board on the going private process and stockholder approval requirements was delivered to the Board on May 8, 2003. This memorandum dealt with the specifics of a proposal to take the Company private and the requirements for stockholder approval of the proposal and the manner by which stockholder approval could be obtained.

Management published the next memorandum on this matter for the Board for its meeting on June 16, 2003 and reviewed management's May 8, 2003 memorandum at this meeting at which all the Board members were present. The Board examined the processes that were available to the Company to obtain stockholder approval of a proposal to take the Company private and concluded that based upon the ownership holdings of the Company's Common and Preferred Stock held by officers, directors, affiliates of those entities, and affiliates of the Company, if all those persons and/or entities voted in favor of a proposal to take the Company private, it would not be necessary to solicit proxies for unaffiliated stockholders as there existed within the Company's officers, directors, affiliates of such persons, and affiliates of the Company, a sufficient number of votes to pass a proposal to take the Company private. As a result of this analysis, and based upon the advice of counsel, the Board concluded that it would be appropriate to proceed with the process to take the Company private using a Schedule 14C Information Statement in lieu of a Schedule 14A Proxy Solicitation Statement and that the Company would not solicit proxies to vote on a proposal to take the Company private. Based upon this information, the Board also concluded that it would be unnecessary to incur the additional expense of proxy solicitation in connection with the proposal to take the Company private as any stockholder that wished to vote their shares, could do so in person or by written consent at the Annual Meeting.

The Board also considered the issue of Board member independence at its June 16, 2003 Board meeting at which all Board members were present and determined that due to the fact that all of the members of the Company's Board were either employees of the Company, affiliates of the Company as that term is defined by the SEC, or had been a paid consultant to the Company in the last three (3) years, there was no person on the Company's Board who, in the opinion of the Board on advice of counsel, was independent. Moreover, since each such Board member was either an employee of the Company, an affiliate or had received compensation from the Company as a consultant, in order to avoid any appearance of impropriety, it was determined to be in the best interests of the unaffiliated holders of the Company's Common Stock, that no Board member was independent. This position was supported by advice to the Board from the Company's General Counsel.

Accordingly, the Board determined at its June 16, 2003 meeting that if the Company were to engage in a going private transaction, it would be necessary and appropriate to hire an independent investment banker to render a fairness opinion with respect to the values to be paid for any fractional shares of Common Stock that may exist after a reverse stock split. At that time, the Board instructed management to prepare a plan that raised the issue as to whether to take the Company private, and to report back to the Board within one
(1) month. The Board again reviewed the informal discussions had by management with another entity about a possible merger with the Company.

In late June 2003, management provided the Board with a proposed plan to take the Company private that included an updated analysis of the benefits and detriments of taking the Company private. This analysis included the pros and cons of the Company remaining public, a discussion of each of the reasons why the Company should remain a publicly traded entity which include access to public markets, the ability of stockholders to trade their shares of the Company's Common Stock on the OTCBB, the use of equity based incentives, such as stock options to attract and retain employees of the Company, and the use of the Company's stock to acquire other companies, the possible structures of a going private transaction, including those mentioned above, the requirements of SEC Rule 13e-3 and 15, the issue of Board member independence. The plan included a recommendation by management to take the Company private through the use of a reverse stock split and the hiring of an investment banker to render a fairness opinion regarding the price to be paid for fractional shares that would result from the reverse stock split. No action on the plan presented by management was taken by the Board at this time. In July 2003, this comprehensive analysis was updated and again presented by management to the Board for its consideration.

In July 2003, management of the Company had an informal telephone discussion with Shattuck Hammond, an investment banking firm with whom the Company was familiar, about the possibility of taking the Company private, and the aspects of rendering a fairness opinion on such a transaction. This telephone conversation was an informal fact finding session used to gather information from Shattuck Hammond about the processes with which it had been involved in taking a publicly held corporation private, the experience Shattuck Hammond had with taking a publicly held corporation private, the time frames associated with the various methods of taking a publicly held corporation private, the type information about the Company that would be required by Shattuck Hammond to render a fairness opinion, public information about other corporations that were in the process of going private, Shattuck Hammond's availability to render services to the Company if it were to proceed with a going private transaction, to ascertain whether Shattuck Hammond had any conflict of interest representing the Company due to its representation of HNI, and the anticipated costs to be charged by Shattuck Hammond to the Company if it were to proceed with a going private transaction. No written material was provided by Shattuck Hammond to the Company in connection with this telephone conversation.

On August 7, 2003, the Board at its regular meeting at which all of the Board members were present, reviewed the comprehensive analysis prepared by management that was updated for this meeting and reviewed the updated memorandum prepared by management on the question of taking the Company private. The Board again discussed the issues of Board member independence and concluded that there was no Board member who was independent and considered whether to have the matter of taking the Company private submitted to a vote of only those stockholders who were unaffiliated. That concept was rejected as the shares of the Company's stock represented by unaffiliated stockholders was only approximately eight percent (8%) of the voting power of the Company, and a vote of only those stockholders would not necessarily reflect the wishes of a majority of the voting power of the Company. The Board determined that the effect of the reverse stock split on the Company's business arrangements would be negligible. The Board discussed the possibility of predatory derivative actions arising from the arrangement of the reverse stock split and determined that the Board needed to act in a manner that would be fair to the Company's unaffiliated stockholders in order to adhere to its duties to the stockholders and to minimize the impact of any such predatory lawsuits by the retention of an investment banker to render a fairness opinion. The Board then concluded at this meeting that the Company would proceed with a reverse stock split to take the Company private rather than any of the other alternative methods to take a corporation private such as a freeze-out merger, a self tender offer, the use of an employee stock ownership plan, the sale of the Company followed by a liquidation of its assets, or the merger of the Company with another entity. Please also see the Section entitled "Alternatives Considered" in the Section entitled "Reasons For The Reverse Stock Split." The Board concluded that the alternatives considered were in part out of the control of the Company and that the proceeds to unaffiliated stockholders would be greater in a reverse stock split transaction that in any of the other alternatives considered.

During the August 7, 2003 Board meeting at which all the Board members were present, the Board again discussed a variety of issues with respect to taking the company private and the aspects of a reverse stock split. In particular, the Board discussed the following matters: (1) the breakdown of the beneficial ownership of the Company's outstanding Common Stock and Preferred Stock before and after implementation of the proposed reverse stock split, (2) the stockholder concentration that would result from the proposed reverse stock split, (3) the projected costs to the Company of maintaining its status as a public company and the assumptions underlying those projections, (4) the projected costs to the Company of implementing the proposed reverse stock split and the assumptions underlying those projections, (5) the advantages and disadvantages of the alternative methods of taking the Company private, (6) the impact that the implementation of the proposed reverse stock split would have on the Company's stock option plan, (7) the ability of stockholders to purchase additional shares prior to the implementation of the proposed reverse stock split in light of the limited liquidity of the trading market for the Company's Common Stock, (8) the impact that the implementation of the proposed reverse stock split would have on the Company's business arrangements, and (9) the steps to be taken by the Company to minimize the adverse impact of predatory derivative actions that may arise from the announcement of a decision to implement the proposed reverse stock split resulting in the decision to retain an investment banker to render a fairness opinion. The Board concluded that it would be in the best interests of the stockholders who would be affected by the reverse stock split to hire an independent investment banker to render a fairness opinion on the consideration to be paid by the Company to holders of fractional shares that resulted from the reverse stock split. Management was instructed to make a recommendation to the Board concerning the retention of an investment banking firm to render a fairness opinion.

In October 2003, management had another telephone conversation with Shattuck Hammond wherein specific questions were posed to Shattuck Hammond consisting of time availability, engagement process, and anticipated fees to be charged for Shattuck Hammond to render a fairness opinion. No written material was provided by Shattuck Hammond to the Company in connection with this telephone conversation. Thereafter, management recommended that it be authorized to obtain a formal proposal from Shattuck Hammond to render a fairness opinion and began developing and collecting the information that would be needed by Shattuck Hammond in connection with this matter.

On November 6, 2003, the Board, with all of its members present, met again to consider, among other things, the recommendation by management as to which investment banker to retain to render a fairness opinion in connection with taking the Company private. A representative of Strasburger was also present at this meeting. Management reported that it had successfully negotiated an engagement letter with Shattuck Hammond and was comfortable with the experience, familiarity with the Company, and the costs of obtaining a fairness opinion, and indicated that it was management's recommendation that the Company on behalf of its Board, execute the engagement letter to retain the services of Shattuck Hammond to render an opinion as to the fairness, from a financial point of view, of the cash consideration to be paid to the holders of the Company's Common Stock who will hold fractional shares immediately following the reverse stock split. The Board then unanimously voted to retain the services of Shattuck Hammond and authorized a fee of $100,000, plus out of pocket expenses estimated to be approximately $30,000. Management discussed with the Board the recommendation by management that the Company implement a reverse stock split set at one (1) share of common stock for 1,500 shares of existing SafeGuard Common Stock, and that the stockholders left with fractional shares after the reverse stock split be paid cash of $2.00 per share on pre-split basis. Management indicated to the Board that the ratio of the reverse stock split of one (1) share of common stock for

1,500 shares of the Company's Common Stock was established by reviewing the total number of the Company's Common stockholders, the number of shares of Common Stock held by each stockholder, the number of shares of Common Stock that would need to be purchased from fractional stockholders after the effective date of the reverse stock split in order to reduce the number of the Company's Common stockholders to less than 300 in order for the Company to terminate its Exchange Act reporting requirements, and the cost to the Company to effect these actions. Other reverse split ratios were discussed, however the Board determined that based upon the information presented to it by management and in order to reduce the number of stockholders of the Company's Common Stock to below 300, it was in the best interests of the Company to utilize the ratio of the reverse stock split of one (1) share of common stock for 1,500 shares of the Company's Common Stock.

Following the Board meeting on November 6, 2003, management of the Company indicated to Shattuck Hammond that it was its recommendation to the Board that the reverse stock split be implemented and be set at one (1) share of common stock for 1,500 shares of existing SafeGuard Common Stock, and that the stockholders left with fractional shares after the reverse stock split be paid cash of $2.00 per share on pre-split basis.

On November 21, 2003, the Board received the written presentation of Shattuck Hammond and on November 24, 2003, the Board met, with all its members present, to consider a reverse stock split that would result in reducing the number of Common stockholders to fewer than 300 thereby allowing the Company to cease being a public reporting company. In addition to the written presentation, Shattuck Hammond was present at this meeting and made an oral presentation to the Board on its analysis and opinion at that time. The Board again considered the issue of Board member independence, the reasons why the Company should or should not remain a publicly traded entity that include the ability to access public markets, the ability of stockholders to trade their shares of the Company's Common Stock on the OTCBB, the use of equity based incentives, such as stock options to attract and retain employees of the Company, and the use of the Company's stock to obtain other companies, the costs related to remaining a public entity, the time spent by the Company's management associated with the Company being a public entity, the dissemination of sensitive competitive information which can by the Companies competitors, the pros and cons of the actions contemplated, the possible structures of a going private transaction, including those mentioned herein, the requirements of SEC Rule 13e-3, the anticipated costs associated with a going private transaction, and various impacts on the Company's business by taking the Company private. At this meeting, the Board reviewed the Shattuck Hammond presentation in detail and questioned Shattuck Hammond on the contents of the presentation and the conclusions contained therein. The Board also reviewed and questioned Shattuck Hammond on the methodologies, assumptions, and factors utilized by Shattuck
Hammond in rendering its opinion. Shattuck Hammond concluded that the cash consideration of $2.00 per pre-split share of existing Common Stock payable to stockholders who will hold fractional shares immediately following the reverse stock split was fair, from a financial point of view, to those stockholders.

After careful consideration of all the information presented to it, on November 24, 2003, the Board unanimously voted in favor of a proposal that it would be in the best interests of the Company's stockholders to take the Company private utilizing a reverse stock split at the ratio of one (1) share of common stock to 1,500 shares of existing Common Stock, that fractional stockholders receive a payment of $2.25 per share of pre-split Common Stock, which exceeded management's initial recommendation of $2.00 per fractional share, and adopted the opinion issued by Shattuck Hammond. The Board's determination to increase the fractional share price from $2.00 to $2.25 was due in part to the analysis contained in the Shattuck Hammond opinion and the desire by the Board to obtain an expedited approval process by the Company's stockholders so the anticipated savings of being a private company would begin to be captured. The Board also authorized management of the Company to take all such actions necessary that it deems appropriate to accomplish this decision.

On November 24, 2003, the Company issued a press release indicating that the Board had approved a reverse stock split using a ratio of one (1) share of common stock for 1,500 shares of existing Common Stock as part of a going private transaction and that fractional shares remaining after the reverse stock split would be purchased by the Company at $2.25 per share of pre-split Common Stock. After consideration and a determination by the Board to increase the amount of cash consideration from $2.00 to $2.25 per pre-split share, Shattuck Hammond updated and reissued its opinion on November 24, 2003 and concluded that the cash consideration of $2.25 per pre-split share of existing Common Stock payable to stockholders who will hold fractional shares immediately following the reverse stock split was fair, from a financial point of view, to those stockholders. Shattuck Hammond delivered its written opinion to the Company as of November 24, 2003.

Other than the discussion had by the members of the Board and management described herein and occasional informal telephone conversations between directors, or directors and management, there has been no other discussion or contacts made by any of the Company's officers or directors relating to the reverse stock split, or any similar type transactions during the last two (2) years.

During the last twelve (12) months, management of the Company has engaged in one set of informal conversations with another entity concerning the possibility of the sale of the Company or the merger of the Company with another entity. This brief discussion was preliminary in nature that never reached the stage of a discussion of valuation as neither party though it was in the best interest of the parties to proceed with further substantive discussions under the circumstances that existed at that time. None of these discussions advanced beyond the initial discussion phases. The Board and management believe there is not sufficient interest by other entities at this time in a purchase of the Company or a merger of the Company at prices which are acceptable to and in the best interests of the Company's stockholders. The Board believes that it is highly uncertain whether any potential acquirer would make an offer to the Company's stockholders or whether the terms of any such offer would be on terms superior to those offered in the reverse stock split. Moreover, the Company has made not sought any other third party merger or sale transactions at this time and since the Company has not been approached by any other entities about the possible sale of or merger with the Company, the Board concluded that a third party merger or sale transaction was not a realistic alternative at such times. The Company reserves the right to have discussions at any time in the future concerning the sale or merger of the Company.

                          SIGNIFICANT CORPORATE EVENTS

RECAPITALIZATION

On March 1, 2000, the Company entered into a recapitalization transaction with an investor group (the "Investors"), the revolving credit facility lender (the "Bank"), and the holder of the senior notes payable (the "Senior Note Holder"). In this transaction, the Investors loaned $8.0 million to the Company in the form of an investor senior loan, due April 30, 2001. As part of this transaction, the Investors, the Bank, and the Senior Note Holder agreed to convert the $8.0 million investor senior loan, the outstanding balance of $7.0 million under the revolving credit facility plus accrued interest, and the $32.5 million of senior notes payable plus accrued interest, to convertible Preferred Stock, subject to regulatory approval and an increase in the authorized shares of the Company's Common Stock.

Effective as of January 31, 2001, the Company completed the recapitalization of the Company by the conversion of the above debts into 300,000 shares of convertible Preferred Stock. The estimated value of the convertible Preferred Stock was $137.50 per share as of January 31, 2001, which is based on the closing price of the Company's Common Stock on January 31, 2001, which was $1.375 per share, and the fact that each share of convertible Preferred Stock is convertible into 100 shares of Common Stock. Based on this estimated value, the conversion transaction resulted in a pre-tax gain of $11.3 million, which is net of approximately $350,000 of transaction costs. There was no income tax effect related to this transaction due to the Company's net operating loss carry-forwards for tax purposes.

The convertible Preferred Stock does not accrue dividends of any kind. Each share of convertible Preferred Stock is convertible into 100 shares of Common Stock at the option of the holder. The convertible Preferred Stock entitles the holder to one (1) vote for each share of Common Stock into which the Preferred Stock is convertible, with respect to all matters voted on by the Common stockholders of the Company, except for the election of directors.

The holders of the convertible Preferred Stock have the right to elect a total of five (5) members of the Company's Board, and the holders of the Common Stock have the right to elect the remaining two (2) directors. The convertible
Preferred Stock has a $30 million liquidation preference over the Company's Common Stock.

As a result of the recapitalization transaction, the ownership interest of the previously existing Common stockholders of the Company was reduced to approximately fourteen percent (14%) of the Common Stock interests of the Company. In March 2000, in connection with the recapitalization transaction, the Company agreed to place four (4) new directors, who represented the Investors, the Bank, and the Senior Note Holder, on its Board. Three (3) of those directors were placed on the Board in March 2000, and the fourth director was placed on the Board as of

January 31, 2001, at which time the Bank sold its interest in the Company to other existing stockholders. These four (4) new directors constitute a majority of the Board, which currently has a total of seven (7) members.

In 1999, in connection with a restructuring of the senior notes payable, the Company issued warrants to purchase 382,000 shares of its Common Stock for $4.51 per share to the Senior Note Holder. The warrants were canceled without being exercised, in connection with the conversion of the senior notes payable into convertible Preferred Stock effective January 31, 2001.

EXCHANGE  OF  CONVERTIBLE  PREFERRED  STOCK

Prior to May 2002, there were 300,000 shares of convertible Preferred Stock issued and outstanding. Each share had a par value of $100 and a liquidation preference of $100, and was convertible into 100 shares of the Company's Common Stock. In May 2002, each outstanding share of convertible Preferred Stock was exchanged for 100 new shares of convertible Preferred Stock. Each new share of convertible Preferred Stock has a par value of $1.00 and a liquidation preference of $1.00, and is convertible into one (1) share of the Company's Common Stock. All other rights and preferences of the convertible Preferred Stock remained the same.

ACQUISITION  OF  PARAMOUNT  DENTAL  PLAN,  INC.

Effective August 31, 2002, the Company acquired all of the outstanding stock of Paramount Dental Plan, Inc. ("Paramount"), which was a dental Health Maintenance Organization ("HMO") company with approximately $7 million of annual revenue headquartered in Tampa, Florida from its owner, Nicholas M. Kavouklis, DMD. The total consideration paid by the Company for Paramount was $6,665,000, which consisted of $3,000,000 in cash; a convertible promissory note in the principal amount of $2,625,000, which bears interest at seven percent (7.0%) per annum and is payable in equal monthly installments of principal and interest over three
(3) years, beginning in October 2002 (the "Note"); and 769,231 shares of the Company's Common Stock. The outstanding principal balance of the Note is convertible into Common Stock of the Company at a conversion price of $1.625 per share, at any time after August 30, 2003. If the reverse stock split is implemented, the conversion price of this stock will proportionally increase to $2,437.50 per post split share. The Note is secured by a pledge of the stock of the Company's Florida subsidiary. All outstanding principal and interest on the Note, at the holder's option, would be due and payable upon a sale or change in control of the Company or its Florida subsidiary, or after one (1) year following a termination without cause of Dr. Kavouklis' employment with the Company. The terms of the note were amended during the fourth quarter of 2003, and the outstanding balance is now payable in monthly installments of interest only until a date specified by Dr. Kavouklis in a notice to the Company given at least 90 days in advance of the first scheduled resumption payment, which must be the first (1st) day of a month and not later than January 1, 2007, at which time the Company shall pay to Dr. Kavouklis monthly installments of principal and interest until this Note is paid in full.

Paramount was merged with the Company's preexisting dental HMO subsidiary in Florida effective upon the closing of the acquisition of Paramount. The business purpose of the acquisition was to increase the Company's market penetration in Florida, which is one of the Company's primary geographic markets. The acquisition increased the number of members in Florida for which the Company provides dental benefits from approximately 50,000 members to approximately 275,000 members. During September 2002, the Company integrated the employees of Paramount into its Florida operations, and the former chief executive officer of Paramount is currently President of the Company's Florida operations. The Company has completed the integration of Paramount into the operations of the Company.

ACQUISITION OF AMERITAS MANAGED DENTAL PLAN, INC.

Effective March 31, 2003, a subsidiary of the Company acquired all of the outstanding capital stock of Ameritas Managed Dental Plan, Inc. ("Ameritas") for a purchase price of $1.0 million in cash, plus contingent monthly payments during the five (5) years following the acquisition date from its owner, Ameritas Life Insurance Corp. ("ALIC"). Each contingent monthly payment is equal to ten percent (10%) of the actual premium revenue collected during the month from customers of Ameritas that existed as of March 31, 2003. As of March 31, 2004, the Company has accrued a total of $341,000 of contingent purchase price, which has been added to the cost of the acquisition for accounting purposes. This amount represents contingent monthly payments related to the period from the acquisition date through March 31, 2004, plus the estimated contingent monthly payments related to the remaining portion of annual customer contracts that are in force as of April 1, 2004. Based on the amount of premium revenue generated as a result of this relationship during the period from April 1, 2003 to March 31, 2004, from clients of Ameritas that existed as of March 31, 2003, the maximum aggregate amount of the contingent monthly payments due to Ameritas by the Company would be approximately $1.2 million, if the Company retained all the existing clients of Ameritas for five (5) years after the acquisition date at the premium rates in effect during this period.

Ameritas was a dental benefits company located in California. Upon the closing of the transaction on March 31, 2003, Ameritas was merged into and with the Company's California dental HMO. The business purpose of the acquisition was to increase the Company's market penetration in California, which is one of the Company's primary geographic markets. The acquisition increased the number of members in California for which the Company provides dental benefits from approximately 300,000 members to approximately 330,000 members.

The aggregate purchase price recorded by the Company as of March 31, 2004, including the amount paid at closing, and the contingent purchase price accrued as of March 31, 2004, is approximately $1.4 million. As of the date of closing of this transaction, March 31, 2003, the Company completed the integration of Ameritas into the operations of the Company. The acquisition of Ameritas did not have any impact on the Board's decision to proceed with the Company's going private transaction. The Board's decision to proceed with the going private transaction did not have any impact on the consideration paid by the Company for the Ameritas transaction, and Ameritas' management and the management of its owner, ALIC, were not aware of the Board's discussions concerning taking the Company private.

ACQUISITION OF HEALTH NET DENTAL, INC. AND HEALTH NET VISION, INC.

Effective October 31, 2003, the Company acquired all of the outstanding capital stock of Health Net Dental, Inc. ("HND"), which was a California dental HMO, and certain preferred provider organization ("PPO")/indemnity dental business underwritten by Health Net Life Insurance Company ("HNL"), which is a former affiliate of HND, from their owner, Health Net, Inc. ("HNI"), for $10.7 million in cash and an agreement to provide private label dental HMO and dental PPO/indemnity products to be sold in the marketplace by subsidiaries of Health Net, Inc., the former parent company of HND, for a period of at least five (5) years following the transaction, subject to certain conditions.

Effective October 31, 2003, the Company also acquired all of the outstanding capital stock of Health Net Vision, Inc. ("HNV"), which was a California vision HMO and an affiliate of HND, and certain PPO/indemnity vision business underwritten by HNL, for $4.5 million in cash from their owner, HNI. The aggregate cost of the acquisitions was approximately $15.2 million. The combined annual revenue of the acquired businesses was approximately $67 million for the year ended December 31, 2002 and approximately $61 million for the ten months ended October 31, 2003. HND and HNV were previously owned by HNI, which continues to own HNL. HND and HNV were merged into and with the Company's California dental HMO as of April 1, 2004. The acquired business of HNL is being operated by the Company's California domiciled insurance subsidiary. Collectively, the HND and HNV acquisition transactions are referred to as the "HNDV Transactions."

The business purpose of the HNDV Transactions was to increase the Company's market penetration in California, which is the Company's largest market, and to gain vision benefit members and products as well as the capability to internally administer vision products. As a result of the HNDV Transactions, the total number of individuals in California for which the Company provides dental benefits increased from approximately 350,000 members to approximately 800,000 members, and the total number of individuals in California for which the Company provides vision benefits increased from approximately 20,000 members to approximately 170,000 members.

The HNDV Transactions were financed through the issuance of $19.0 million of six percent (6.0%) unsecured convertible promissory notes (the "$19.0 Million Convertible Notes") to certain of its principal stockholders, CAI Partners & Company II, Limited Partnership, CAI Capital Partners & Company II, Limited Partnership, various insurance subsidiaries of John Hancock Financial Services, Inc., the Burton Partnership, Limited Partnership, and the Burton Partnership
(QP), Limited Partnership, in October 2003, The proceeds from the $19.0 Million Convertible Notes were used primarily to finance the HNDV Transactions, to satisfy the increase in the Company's regulatory net worth requirements related to the PPO/indemnity dental and vision business that was acquired, to provide working capital that may be required in connection with the integration of the acquired businesses into the Company's existing operations, and for general corporate purposes.

The $19.0 Million Convertible Notes bear interest at six percent (6.0%) annually, and are convertible into the Company's Common Stock at the rate of $1.75 per pre-split share, at the option of the holder. If the reverse stock split is implemented, the conversion price of this stock will proportionately increase to $2,625.00 per post-split share. There are no principal payments due under the $19.0 Million Convertible Notes prior to January 31, 2010, then principal payments are due beginning on January 31, 2010, and each three months thereafter through July 31, 2013, pursuant to a ten-year amortization schedule, and the remaining balance is payable in full on October 31, 2013. The $19.0 Million Convertible Notes are payable in full upon a change in control of the Company, at the holder's option. The Company has the option of redeeming the convertible notes for 229% of face value during the first seven (7) years after the date of issuance, for 257% of face value during the eighth (8th) year after issuance, for 286% of face value during the ninth (9th) year after issuance, and for 323% of face value during the tenth (10th) year after issuance, provided the Company redeems all the Notes held by each holder for which any of the Notes are being redeemed. If the reverse stock split is implemented, the conversion price of the stock will proportional increase to $2,625 per post split share. The HNDV Transactions did not have any impact on the Board's decision to proceed with the Company's going private transaction. The Board's decision to proceed with the going private transaction did not have any impact on the consideration paid by the Company for the HNDV Transactions, and the Company did not disclose such potential activities to the management HND, HNV, and the management of its owner, HNI, about the Board's discussions concerning taking the Company private.

CONTRACTS  WITH  OFFICERS,  DIRECTORS  AND  AFFILIATES

There have been no negotiations or material contracts entered into by the Company other than described above in the last two (2) years with any affiliates of the Company or any person not affiliated with the Company who would have a direct interest in such matters, except as noted below. There are no agreements or understandings, whether or not legally enforceable, between the Company and any affiliate named herein and any other person with respect to any securities of the Company except as set forth below.

     1. There exists an Agreement Among Stockholders dated as of January 31, 2001. This agreement was entered into with respect to the Preferred Stock issued to certain stockholders of the Company who participated in the recapitalization transaction and purchase of the Bank debt described above and defines certain rights and responsibilities of the parties thereto with respect to such Preferred Stock.

     2. During 2002, the Company entered into Severance Agreements with certain of the executive officers set forth in the Section entitled "Security Ownership of Certain Beneficial Owners and Management," which continue until each officer's employment by the Company terminates for any reason. Pursuant to each of these agreements, either the Company or the officer can terminate the officer's employment with the Company at any time. In the event the Company terminates the officer's employment without cause, or implements a substantial diminution of the officer's responsibilities, and as a result, the officer resigns, within one (1) year and as a result of a "change in control" as defined below, the Company is obligated to pay the officer an amount equal to the officer's annual salary then in effect, plus an amount equal to the bonus earned by the officer during the prior calendar year. A "change in control" is defined as the acquisition of the Company by another entity, a sale of substantially all of the assets of the Company, a merger of the Company with another entity, the acquisition by any person or group of persons of 50% or more of the combined voting power of the Company's then outstanding securities, or a change of 50% or more of the directors of the Company within a one (1) year period.

     3. In August 2002, the Company borrowed $2.0 million from Jack R. Anderson, one of Company's principal stockholders, which was used to increase the Company's working capital, to provide for the payments due under the two (2) capital lease obligations entered into by the Company in June 2002, and to provide for the payment due under the settlement of a litigation matter involving the Company. The borrowing was made under an unsecured convertible promissory note that bears interest at seven percent (7.0%) annually, and is payable in monthly installments of interest only through May 2006, then in monthly installments of principal and interest from June 2006 through August 2008. The terms of the note were amended during the second quarter of 2003, and the outstanding balance is now payable in monthly installments of interest only through May 2006, then in monthly installments of principal and interest from June 2006 through August 2008. The outstanding balance is convertible into Company Common Stock at a conversion price of $1.625 per pre split share. If the reverse stock split is implemented, the conversion price of this stock will proportionately increase to $2,437.50 per post split share.

     4. During 2003, the Company implemented a Retention Bonus Plan with certain of the executive officers set forth herein the Section entitled "Security Ownership of Certain Beneficial Owners and Management," which continues until the officer's employment by the Company terminates for any reason. The purpose of the Retention Bonus Plan is to provide an incentive for the senior management of the Company to remain employed during a reasonable transition period in the event of the sale of the Company to a third party. In the event that more than 50% of the Company is sold to an entity that is not otherwise a current stockholder of the Company, each of the certain executive officers would receive a variable retention bonus that is based on the amount of proceeds from the sale transaction. The retention bonus amounts to be paid by the Company are the following amounts for each $1.00 per share of Common Stock that is realized in a sale transaction: $325,000 to Mr. Buncher, $250,000 to Mr. Baker, $150,000 each to Mr. Gates and Mr. Brendzel, and $75,000 to Mr. Keating. Of the total amount of each officer's retention bonus, twenty five percent (25%) would be paid at the closing of the transaction, provided the officer is still employed at that time, and seventy five percent (75%) would be paid in monthly installments over the nine (9) months following the closing of the transaction, provided the officer is still employed by the purchaser at the time each payment is due. Notwithstanding the previous sentence, the entire retention bonus would be paid in the event the purchaser reduces the officer's compensation rate or terminates the officer's employment without cause.

     5. The Company maintained a consulting agreement with Dr. Baileys during 2001, 2002 and 2003 that terminated on January 31, 2003, under the terms of which Dr. Baileys provided services relating to professional dental relations and review of specialty dental referrals for which he was paid $200,000, $153,000 and $10,000, respectively. Dr. Baileys is the chairman of the Company's Board.

The reverse stock split does not constitute a change in control of the Company as there is no impact on the capital structure of the Preferred Stock of the Company which controls the composition of the Company's Board, other than that 1,500 shares of the Company's Preferred Stock will convert into one (1) share of the Company's common stock after the effective date of the reverse stock split, that the composition of the Company's Board is not impacted by the reverse stock split, and that less than one percent (1%) of the total voting power of the Company is to be repurchased as fractional shares after the effective date of the reverse stock split. Moreover, none of the agreements described in this section contain any provisions that confer any additional rights or benefits to any executive officer of the Company, nor will any executive officer of the Company receive any additional compensation or enjoy any other benefits in connection with the Transaction not otherwise shared by the Company's unaffiliated stockholders.

                       REASONS FOR THE REVERSE STOCK SPLIT

UNWIELDY  CAPITAL  STRUCTURE

SafeGuard's ownership structure is unwieldy. SafeGuard is a small, public company by any measure, including gross assets, market value, gross receipts, employees, net income, etc. Its stockholder base is quite large compared to its size. In addition, SafeGuard has an inordinate number of stockholders owning a very small number of shares.

On SafeGuard's best information, out of approximately 900 stockholders, there are approximately 650 stockholders that own fewer than 1,500 shares. The aggregate market value of the shares held by those stockholders is estimated to be approximately $500,000 at the price of $2.25 per current share of Common Stock.

ASPECTS  OF  REMAINING  PUBLIC

The Board believes that the Company and its stockholders currently derive no material benefit from continued registration under the Exchange Act. Throughout the Company's time as a public company, management has explored potential alternatives to increase stockholder value and attract investor interest and in some instances has implemented such measures. For example, for a number of years the Company maintained a stock repurchase program and from 1987 to 1995 repurchased approximately 3.3 million shares of its Common Stock at an average price of $5.54 per share. The Company has explored a possible sale or merger of the Company with other entities. During the last five (5) years, the Company has engaged in several informal conversations with other entities concerning the possibility of the sale of the Company or the merger of the Company with other entities. None of these discussions have advanced beyond the initial discussion phases. The Board and management believe there is not sufficient interest by other entities at this time in a purchase of the Company or a merger of the Company at prices which are acceptable to and in the best interests of the Company's stockholders. The Company considered the possibility of a leveraged buyout of the Company's public stockholders approximately five
(5) years ago. However, given the high costs associated with the debt required to be undertaken by the Company in such a transaction and the amount of debt already owned by the Company at that time, that alternative was not pursued. Moreover, given the Company's current capital structure, a leverage buyout was not an alternative considered by the Board at this time.

Generally, the Company has been unsuccessful in increasing stockholder value or attracting investor interest despite operating a publicly held company for over twenty (20) years. The Company has been unable to provide increased value to the Company's stockholders as a public company, and particularly as a result of the significantly increased burdens associated with being a public company following the passage of the Sarbanes Act, management and the Board do not believe that remaining a public company is in the best interest of the Company or its stockholders. The substantial costs and burdens imposed on the Company as a result of being public are likely to increase significantly as a result of the passage of the Sarbanes Act and the implementation of related corporate governance reforms.

The tangible and intangible costs of being a public company are not justified because the Company has not been able to realize many of the benefits that publicly traded companies sometimes realize. The Board does not believe the Company is in a position to use its status as a public company to raise capital through sales of securities in a public offering or to otherwise access the public markets to raise equity capital. The Company's Common Stock's small public float and limited trading volume have limited the ability of the Company's stockholders to sell their shares without also reducing the Company's trading price. The lack of liquidity also limits the Company's ability to use its stock as acquisition currency or to successfully attract and retain employees. During the twelve (12) month period prior to announcement of the proposed reverse stock split from December 2002 to November 2003, the average monthly trading volume of the Company's Common Stock on the OTCBB was approximately 17,000 shares.

Continuing as a public company would provide certain benefits, namely a public market for sale and exchange of shares, stockholder liquidity, and readily accessible financial, business and management information about SafeGuard. The reason for terminating these benefits is that they are expensive and of limited effect for small, public companies like SafeGuard. Over the past twelve (12) months, very little trading has taken place in SafeGuard's securities, affording stockholders little liquidity for their shares. SafeGuard's market capitalization is so small that it does not attract substantial investment activity or analyst interest. Consequently, the benefits that generally accompany status as a publicly traded company provide little practical benefit to SafeGuard. As a result, the Board has determined that the costs of remaining a publicly traded entity outweigh the benefits for SafeGuard.

In certain respects, moreover, registration under the Exchange Act has resulted in the Company being at a competitive disadvantage with respect to its privately held competitors. In the Board's view, many of the Company's competitors have a cost advantage in that they do not have the operating expenses associated with being a public company. Furthermore, the Company's competitors can use publicly disclosed information that the Company files under the Exchange Act to the detriment of the Company, placing the Company at a competitive disadvantage in the marketplace. Conversely, the Company does not have access to similar information with respect to non-public rivals nor can it protect information about its business if it is mandated by federal securities laws to release such information.

TERMINATION  OF  REGISTRATION  AND REPORTING REQUIREMENTS; REDUCTION OF EXPENSES

The reason for the reverse stock split is to qualify SafeGuard for deregistration of its securities under SEC Rules 12g-4(a)(1) and (b). Those rules allow a company with a class of securities held by less than 300 persons to terminate registration and reporting requirements with respect to such class of securities. SafeGuard feels it is its duty in fairness to all of its stockholders and an exercise of its good business judgment to accomplish this reverse stock split as soon as possible.

The reverse stock split will terminate the equity interests in the Company of approximately 650 holders of Common Stock who each own fewer than 1,500 shares of Common Stock, and will reduce the equity interest of any record holder who beneficially holds a number of shares of Common Stock that is not evenly divisible by 1,500. The reverse stock split is expected to relieve the Company of the administrative burden, cost and competitive disadvantages associated with filing reports and otherwise complying with the requirements of registration under the federal securities laws by deregistering its Common Stock. Additionally, the reverse stock split would provide small stockholders a beneficial mechanism to liquidate their equity interest at a fair price for their shares without having to pay brokerage commissions, particularly in light of the limited liquidity available to holders of the Company's Common Stock.

SafeGuard is conducting this transaction at this time as part of its ongoing effort to control unnecessary expenses and to cut general and administrative costs wherever feasible. Annual costs associated with auditors' fees, attorney's fees, transfer agent fees, public communications, and other miscellaneous fees associated with being a publicly held company amount to approximately $200,000, before taking into account internal payroll costs associated with compliance and reporting activities.

Another form of cost to the Company if it were to remain public is the cost for D & O Insurance for the Company. In 1998, D & O Insurance cost the Company approximately $70,000 for $5 million of coverage with a $150,000 deductible. The cost of this insurance continued to increase when in October 2002 the Company was provided with a renewal quotation of $345,000 for $5 million of coverage with a $1 million deductible, in a policy form that essentially provided less coverage than that which was available to the Company in 1998. SafeGuard determined that it was not in the best interests of the stockholders to incur such a cost and even though this action exposed the Company's Board to additional liability in the event of litigation, the Company's Board in the exercise of its business judgment determined not to purchase D & O Insurance at that time. Since that time, management has been advised by its insurance broker that the cost of such insurance has continued to increase and would now cost the Company in excess of $400,000 annually for similar coverage.

The amounts set forth above are only estimates. The actual savings that the Company may realize may be higher or lower than the estimates set forth above. In light of the current size, opportunities and resources of the Company, the Board does not believe that such costs are justified. Therefore, the Board believes that it is in the best interests of the Company and its stockholders to eliminate the administrative and financial burden associated with being a public company.

The costs and burdens imposed on the Company as a result of being public are also likely to increase significantly as a result of the passage of the Sarbanes Act. The Company estimates the costs to comply with the new Sarbanes Act would be more than $250,000 in initial compliance expenses and more than $150,000 annually thereafter, plus substantial management time and effort. The overall executive time expended on the preparation and review of the Company's public filings will likely continue to increase in order for the chief executive and chief financial officers of the Company to certify the financial statements in each of its public filings as required under the Sarbanes Act. These indirect costs can be substantial and although there will be no direct monetary savings if the reverse stock split is effected and the Company goes private, the time currently devoted to the Company's public company reporting obligations could be devoted to other purposes such as sales, marketing and/or operational projects to further promote the Company's business.

There are significant additional costs that the Company will be required to expend under the Sarbanes Act if the Company were to remain publicly held. These costs relate to the anticipated expenses required to set up, document monitor and audit a comprehensive internal controls system. Although the Company believes that its current internal control system is adequate for a company the size and complexity of the Company, the requirements of an enhanced internal controls system such as required by the Sarbanes Act, is greater than that which is required, in the Company's opinion, for a company the size of SafeGuard. Taking into consideration the additional audit fees required to be paid by the Company as it implements such an internal controls system, it was the opinion of the management and the Board that the costs of such an endeavor were not worth the benefits to be expected. Additionally, the existence of the Sarbanes Act may make it difficult for the Company to attract and retain independent directors and obtain D & O Insurance.

ALTERNATIVES  CONSIDERED

During 2003, SafeGuard's Board considered various strategic alternatives in addition to the reverse stock split, including those set forth below. In reviewing such potential alternatives, SafeGuard considered each of such alternatives and their potential availability and effectiveness.

Freeze-Out Merger. The Board considered a "freeze-out" merger, in which the holders of a majority of each of SafeGuard's classes of capital stock could approve a merger transaction that would result in many of the unaffiliated holders of Common Stock receiving cash for their shares. As with a sale transaction, in a freeze-out merger all holders of Common Stock would be paid cash for their shares whether or not they wanted to retain their equity position. Freeze-Out mergers are also more costly to the Company and are more risky in that the intended result of reducing the number of stockholder to below 300 may not be accomplished. As a result, the Board elected against the freeze-out merger because of its inherent unfairness to the stockholders being frozen out and the higher costs of such an action.

Tender Offer. The Board also considered making a tender offer to stockholders. A tender offer to stockholders would have the benefit of giving the individual stockholder choice in whether to retain his or her shares or accept a cash offer to purchase the shares. However, SafeGuard did not believe a tender offer would be successful in achieving its purpose of going private by reducing the number of Common stockholders to below 300. Many of SafeGuard's Common stockholders hold one (1) share of existing Common Stock. Those holders might not respond to a tender offer because the number of shares they own and corresponding cash they would receive from the tender offer is so small. Further, under federal securities laws SafeGuard would have to leave the tender offer open for a minimum period of time during which it would be uncertain of the outcome. If the tender offer were not successful in adequately reducing SafeGuard's stockholder base, SafeGuard would have had to resort to a "freeze-out" merger in order to complete the going private transaction. Finally, SafeGuard did not have an agreement for financing that would provide it with required operating capital while any tender offer was pending or the funds needed to make the cash payments that might be required by the "freeze-out" merger.

Employee Stock Ownership Plan. The Board also considered the possibility of establishing an Employee Stock Ownership Plan ("ESOP") as a means by which to take the Company private. Generally an ESOP provides for employee ownership of a corporation to be accomplished over time, based upon predetermined contributions to the ESOP by the corporation based upon the earning of the corporation's employees. Alternatively, the Company could issue new shares of Common Stock into an ESOP for the benefit of the Company's employees, but these actions would not result in the desired effect of reducing the number of stockholders in the Company to below 300. Moreover, ESOP's tend to be complicated and expensive to establish and administer and such actions are not consistent with the Company's efforts to continue to control its expenses. Accordingly, the Board decided not to pursue an ESOP as a means of taking the Company private.

Sale of the Company; Merger of the Company. Another possibility considered by the Board was the sale of the Company and/or a merger of the Company with another organization. During the last twelve (12) months, management of the Company has engaged in informal conversations with other entities concerning the possibility of the sale of the Company or the merger of the Company with other entities. None of these discussions have advanced beyond the initial discussion phases. Management believes there is not sufficient interest by other entities at this time in a purchase of the Company or a merger of the Company at prices which are acceptable to the Company's stockholders. Accordingly, the Board decided not to pursue a sale of the Company or merger of the Company at this time. The Company reserves the right to reinstitute discussions at any time in the future concerning the sale or merger of the Company.

                       EFFECTS OF THE REVERSE STOCK SPLIT

Any stockholder that owns less than 1,500 shares of Common Stock prior to the reverse stock split will be paid cash equal to $2.25 per current share
($3,375.00 per new share of Company common stock) for the fractional share resulting from the reverse stock split and will cease to be a stockholder of SafeGuard. Those stockholders will obtain liquidity for their investment without incurring transaction costs. However, they will be forced out of their equity position unless they purchase additional shares prior to the effective date of the reverse stock split to aggregate to 1,500 shares or more. Stockholders receiving cash for all their pre-split shares as a result of the reverse stock split will not be able to participate in SafeGuard's potential future earnings and growth.

Stockholders owning more than 1,500 shares prior to the reverse stock split will remain stockholders of SafeGuard after the reverse stock split, owning full shares of new Common Stock and receiving cash for any fractional share. Only stockholders who retain an equity interest in SafeGuard will remain eligible to participate in any future earnings and growth.

The primary benefit of the reverse stock split and the going-private transaction for SafeGuard and its constituent stockholders is the opportunity to benefit from value created from the reduction in expenses associated with being a publicly traded entity. Costs associated with auditors' fees, attorneys' fees, transfer agent fees, and miscellaneous fees amounted to nearly $200,000 annually, before taking into account internal payroll costs associated with compliance and reporting activities or any costs associated with potential stockholder litigation. Additionally, SafeGuard estimates it will avoid over $250,000 in initial compliance expenses and approximately $150,000 of annual expenses thereafter as a result of not having to comply with the Sarbanes Act.

SAFEGUARD COMMON STOCK IN THE COMPANY'S 401(K) PLAN

As of the date of this Information Statement, there are approximately 172,000 shares of Common Stock in the accounts of participants in the Company's 401(k) plan (the "Plan"). These shares of the Company's Common Stock were contributed to the Plan by the Company as the Company's matching contribution to participant's payroll deferrals into the Plan. These contributions started the third quarter of 2001 and have been in effect since that time. The percentage match is set by the Board each year. The contributions are made after the end of each quarter. Since the inception of the matching plan, the Company's contribution has been in the form of the Company's Common Stock and has been equal to 25% of the total participants' deferrals for the quarter, with the value of the Common Stock based on the lower of the closing price of the Company's Common Stock on the last trading day before the calendar quarter began or the last trading day of the calendar quarter. There are approximately 130 employees or former employees of the Company who beneficially own Common Stock in the Plan. After consideration, and in order to reduce the number of stockholders who own Common Stock, the Board voted to purchase all the shares of Common Stock in each participant's Plan account at the same price per share of $2.25 per share of pre-split Common Stock upon the effective date of the reverse stock split. Since the Company will be purchasing all the Common Stock in the Plan, the approximately 130 beneficial owners of the Company's Common Stock in the Plan will no longer own such shares and will no longer be Common stockholders of the Company through the Plan. The aggregate cost of the shares to be purchased is approximately $387,000.

PURCHASE OF FRACTIONAL SHARES FROM THE COMPANY STOCK OPTION PLAN

Since 1985, the Company has maintained an Employee Stock Option Plan (the "Option Plan"). As a condition to receiving a grant of options, employees must agree to remain employed by the Company for twelve (12) months after such grant of options. In that the options held by employees of the Company may be perceived as having less value if they are options in a privately held company instead of a publicly held company, the Board considered a proposal that the options be converted at the same ratio as the Common Stock into which they may be exercised and that the Company purchase any fractional shares resulting from such conversion at a pre-split price of $2.25 per share, less the applicable option exercise price. As of the date of this Information Statement, there were options outstanding to purchase approximately 2.9 million shares of the Company's Common Stock with an exercise price that is below the current market price of the Company's Common Stock of which options to purchase approximately
2.2 million shares of the Company's Common Stock are vested in accordance with the terms of the Option Plan. After consideration, on November 24, 2003, the Board voted to convert these outstanding options at the same ratio as provided for in the reverse stock split and to purchase any fractional option at a pre-split price of $2.25 per fractional option, less the applicable option exercise price for such option. The Company estimates the cost of purchasing fractional options to be approximately $40,000.

POTENTIAL DETRIMENTS OF THE REVERSE STOCK SPLIT TO STOCKHOLDERS; ACCRETION IN OWNERSHIP AND CONTROL OF CERTAIN STOCKHOLDERS

The detriments associated with the reverse stock split and the going-private transaction are primarily the elimination of SafeGuard's access to public capital markets unless it were to again register its stock with the SEC, and the loss of liquidity for its remaining equity holders. However, directors and officers will continue to benefit from their equity ownership in the Company after the reverse stock split and will continue to benefit from the same financial transparency they currently enjoy, although such financial transparency will not be available to unaffiliated stockholders who will not enjoy the benefit of the financial transparency they currently enjoy as a result of the termination of the Company's reporting requirements and compliance with the proxy rules under the Exchange Act, which will terminate after the completion of the Transaction.

Stockholders owning fewer than 1,500 shares of Common Stock immediately prior to the effective time of the reverse stock split, will be required, after the reverse stock split takes place, to surrender their shares of Common Stock involuntarily in exchange for a cash price determined by the Board and will no longer have the ability to continue to hold their shares, will no longer have any equity interest in the Company and therefore not participate in its future potential earnings or growth, will not have the right as a result of the reverse stock split to liquidate their shares of the Company's Common Stock at a time and price of their own choosing, will not the right to receive any financial or operational information about the Company as they currently receive, the Company will no longer be subject to the liability provisions of the Exchange Act, will not be subject to the provisions of the Sarbanes Act, and that the officers of the Company will no longer be required to certify the accuracy of the its financial statements. Additionally, unaffiliated stockholders who are not cashed out of their investments as described above and are not officers and/or directors of the Company will have decreased financial transparency as the Company will no longer be subject to the periodic reporting requirements and the proxy rules of the Exchange Act, and will have decreased liquidity in their investment as a result of the termination of the OTCBB trading of the Company's Common Stock.

Additionally, any stockholder owning a number of shares in excess of 1,500 and not evenly divisibly by 1,500 will have a reduced equity interest in the Company and reduced participation in future potential earnings or growth in that those shares of Common Stock not equally divisible by 1,500 will be required to be surrendered as described above. It is expected that all but approximately 250 of the Company's Common stockholders will be fully cashed out in the reverse stock split. The reverse stock split will also require stockholders who own more than 1,500 shares of Common Stock, but not an amount evenly divisible by 1,500, to involuntarily surrender any fractional shares for cash. The ownership interest of certain stockholders will be terminated as a result of the reverse stock split, but the Board concluded that the completion of the reverse stock split will be an overall benefit to these stockholders because of the liquidity at a fair price provided to the stockholders.

The reverse stock split will change the percentage beneficial ownership of the officers and directors of the Common Stock, as a group. This group's portion of the Company's outstanding Common Stock will change from approximately forty nine percent (49%) pre-reverse stock split to approximately fifty two percent (52%) post-reverse stock split. See "Security Ownership of Certain Beneficial Owners and Management."

Potential detriments to the Company stockholders who remain as stockholders if the reverse stock split is effected includes decreased access to information and decreased liquidity as a result of the termination of the OTCBB trading of the Company's Common Stock. If the reverse stock split is effected, the Company intends to terminate the registration of its Common Stock under the Exchange Act. As a result of the termination, the Company will no longer be subject to the periodic reporting requirements of the Exchange Act, will no longer be subject to the liability provisions of the Exchange Act, will not be subject to the provisions of the Sarbanes Act, and that the officers of the Company will no longer be required to certify the accuracy of the Company's financial statements.

                   FINANCIAL EFFECT OF THE REVERSE STOCK SPLIT

Completion of the reverse stock split will require approximately $1.2 million of cash, which includes the cost of purchasing the fractional shares that remain after the reverse stock split, the shares in the 401(k) Plan, the fractional shares in the Option Plan, and the advisory costs, legal costs and other expenses related to the transaction. As a result, the Company will have decreased working capital following the reverse stock split which could have a material effect on the Company's liquidity, results of operations and cash flow. The payments to holders of fewer than 1,500 shares, to other holders with shares not evenly divisible by 1,500, to the 401(k) Plan, and to the holders of fractional stock options will be paid out of working capital. See "Financing of the Reverse Stock Split."

           FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT

A summary of the federal income tax consequences of the reverse stock split is set forth below. The discussion is based on present federal income tax law. The discussion is not, and should not be relied on as, a comprehensive analysis of the tax issues arising from or relating to the reverse stock split. This summary does not purport to deal with all aspects of federal income taxation that may be relevant to a particular stockholder in light of such stockholder's personal investment circumstances or to certain types of stockholders subject to special treatment under the Internal Revenue Code of 1986, as amended (including, without limitation, financial institutions, broker-dealers, regulated investment companies, life insurance companies, tax-exempt organizations, foreign corporations and non-resident aliens). Accordingly, stockholders are urged to consult their personal tax advisors for an analysis of the effect of the reverse stock split based on their own tax situations, including consequences under applicable state, local or foreign tax laws.

The Company believes that the receipt of cash for fractional shares will be deemed a sale of the fractional share for income tax purposes and the difference between the amount of cash received for the fractional share and the stockholder's tax basis in such share will be the gain or loss to be recognized. The gain or loss will generally be a capital gain or loss, with the nature being short term if owned less than one (1) year and long term if owned for a year or more.

SafeGuard  believes  the  exchange  of  existing  SafeGuard Common Stock for new
SafeGuard common stock under the reverse stock split will qualify as a recapitalization under Section 368 of the Internal Revenue Code, to the extent that outstanding shares of existing SafeGuard Common Stock are exchanged for a reduced number of shares of new SafeGuard common stock. Therefore, the exchange of existing SafeGuard Common Stock for new SafeGuard common stock will result in neither SafeGuard nor its stockholders recognizing any gain or loss for federal income tax purposes.

The shares of common stock to be issued to each stockholder to effect the reverse stock split will have an aggregate basis, for computing gain or loss, equal to the aggregate basis of the shares of existing SafeGuard Common Stock held by such stockholder immediately prior to the reverse stock split less the basis of any fractional shares for which you receive cash. A stockholder's holding period for the shares of new SafeGuard common stock to be issued will include the holding period for shares of existing SafeGuard Common Stock exchanged therefore, provided that such outstanding shares of existing SafeGuard Common Stock were held by the stockholder as capital assets on the effective date of the reverse stock split.

The repurchase of the fractional shares by SafeGuard will be considered a purchase and retirement of its own stock. The purchase will be treated as a reduction of stockholders' equity. SafeGuard has no present plans to re-sell or dispose of the fractional shares acquired in this transaction.

                       FAIRNESS OF THE REVERSE STOCK SPLIT

RECOMMENDATION  OF  THE  COMPANY'S  BOARD

The Company's Board believes that the reverse stock split is fair to the unaffiliated stockholders of the Company, including those being redeemed pursuant to the reverse stock split and those who will retain an equity interest in the Company subsequent to the consummation of the reverse stock split. The discussion below summarizes some of the material factors, both positive and negative, considered by the Board in reaching their fairness determinations, in addition to the detailed discussion in the Information Statement at "Reasons for the Reverse Stock Split," "Special Factors," "Background of the Reverse Stock Split" and "Effects of the Reverse Stock Split." For the reasons described below and under "Fairness of the Reverse Stock Split-Procedural Fairness to Unaffiliated Stockholders," the Board also believes that the process by which the Transaction is to be approved is fair to unaffiliated stockholders, including those being redeemed pursuant to the reverse stock split and those who will retain an equity interest in the Company subsequent to the consummation of the reverse stock split including:

- Director and officer participation in the reverse stock split. No director or officer of the Company will be entirely cashed out of their investment in the Company as a result of the reverse stock split and will remain stockholders in the Company along with the unaffiliated stockholders who are not cashed out as a result of the reverse stock split.

- Sales or transfers to discontinue stock ownership. Stockholders who would otherwise retain an equity interest in the Company after the completion of the reverse stock split have some control as to whether they will retain an interest in the Company by selling or transferring shares of Common Stock prior to the effective date of the reverse stock split to bring their equity interest to below 1,500 shares, and, therefore, be cashed out pursuant to the reverse stock split.

In consideration of these factors, and without assigning any particular weight to the specific factors, the Company's Board has unanimously determined that the reverse stock split is fair to, and in the best interest of, all of the Company's unaffiliated stockholders, and that the Company should submit the reverse stock split to a vote of the Company's stockholders, and recommend that the Company's stockholders vote to adopt the reverse stock split.

The Company anticipates that each member of the Board and each officer of the Company who owns, or controls directly or indirectly, shares of Common Stock will vote his shares, or cause any controlled shares to be voted, in favor of the reverse stock split. Except for the vote to approve the reverse stock split by its affiliates, directors and executive officers, SafeGuard is not aware that any of its affiliates, directors or executive officers has made a recommendation either in support or opposed to the transaction described herein.

RESERVATION  OF  RIGHTS

Although the Board requests stockholder approval of the reverse stock split, the Board reserves the right to decide, in its discretion, to withdraw the reverse stock split from the agenda of the Annual Meeting of Stockholders prior to any stockholder vote thereon, to abandon the reverse stock split even if the proposal is approved or to modify the terms of the reverse stock split to be submitted for stockholder approval. Although the Board presently believes that the reverse stock split is in the best interests of the Company, its stockholders being redeemed pursuant to the reverse stock split and its stockholders who will retain an equity interest in the Company subsequent to the consummation of the reverse stock split, and thus has recommended a vote for the proposed amendment to the Restated Certificate of Incorporation of the Company, the Board nonetheless believes that it is prudent to recognize that, between the date of this Information Statement and the date of the Annual Meeting of Stockholders, factual circumstances could possibly change such that it might not be appropriate or desirable to effect the reverse stock split at that time or on the terms currently proposed. Such factual circumstances could include a superior offer to the Company's stockholders, a material change in the Company's business or litigation affecting the Company's ability to proceed with the Reverse Stock Split, which the Board in its discretion determines to be significant enough to withdraw the reverse stock split from the agenda of the Annual Meeting of Stockholders prior to any stockholder vote thereon, to abandon the reverse stock split even if the proposal is approved, or to modify the terms of the reverse stock split to be submitted for stockholder approval. If the Board decides to withdraw or modify the reverse stock split, the Board will notify the stockholders of such decision promptly in accordance with applicable rules and regulations.

FAIRNESS

In considering whether the cash payment of $2.25 per pre-split share of Common Stock payable to unaffiliated stockholders whose shares will be redeemed in connection with the reverse stock split is substantively fair from a financial point of view to the Company's unaffiliated stockholders, the Company's Board considered, among other things, the financial analysis and opinion of Shattuck Hammond and adopted the analysis and conclusions of Shattuck Hammond.

FACTORS  CONSIDERED

The Board also considered certain factors in determining the fairness of the reverse stock split to the Company's unaffiliated stockholders who will be redeemed in the reverse stock split, including:

     - Current Market Prices. During the last twelve (12) months, the average daily closing price of SafeGuard's Common Stock was $1.43 per share. Trading has been sporadic, and on many days in 2003, no trading activity took place. The last sale price per share for SafeGuard's Common Stock as reported on the OTCBB on November 24, 2003 (the day of the Board meeting to review the Shattuck Hammond opinion), was $1.95. During the twelve (12) month period from December 2002 to November 2003, the closing bid price per share for the Common Stock has been in the range of $1.55 to $2.50. The Board of SafeGuard considered the current market price to be consistent with SafeGuard's opportunities and risks on a going concern basis, and considered this factor to be only modestly significant in determining the overall fairness of the transaction to unaffiliated stockholders due to the low trading volume.

     - Historical Market Prices. SafeGuard's Common Stock has traded at higher prices than offered in the reverse stock split. The principal market for SafeGuard's Common Stock is the OTCBB maintained by the NASD, where the Stock currently trades under the symbol "SFGD." During the period from November 1983, to September 1999, the Common Stock was traded on the NASDAQ National Market. The table on page 54 hereof sets forth, for the fiscal period indicated, the high and low closing bid prices for the Common Stock as reported on the OTCBB. The quotations for the Common Stock traded on the OTCBB may reflect inter-dealer prices, without retail mark-up, markdown or commission and may not necessarily represent actual transactions.

     - Purchase Prices in Previous Transactions. Over the last two (2) years, SafeGuard has maintained a Common Stock share repurchase program. During the last two (2) years, SafeGuard has not repurchased any of its Common Stock.

     - Fairness Opinion. The Board retained an investment banker to render an opinion concerning the fairness of the consideration to be paid for fractional shares. The opinion was rendered by Shattuck Hammond, a nationally recognized investment banking firm that is regularly engaged to render financial opinions in connection with mergers and acquisitions and other transactions. Shattuck Hammond opined to the Company's Board that, as of November 24, 2003, the cash consideration of $2.25 per pre-split share payable to stockholders who will hold fractional shares immediately following the reverse stock split is fair, from a financial point of view, to those stockholders. A description of Shattuck Hammond's analysis is set forth below under "Opinion of Investment Banker."

SafeGuard's Board retained Shattuck Hammond on the basis of its (i) experience in valuing businesses and their securities; (ii) experience rendering fairness opinions;(iii) experience in the dental HMO and insurance health care industry; and (iv) familiarity with the Company in that Shattuck Hammond had represented Health Net, Inc. ("HNI") in several transactions involving the Company in which the Company purchased from HNI the dental and vision benefits subsidiaries of HNI. See also the Section entitled "Acquisition of Health Net Dental, Inc. and Health Net Vision, Inc." There has been no material relationship during the past two (2) years among SafeGuard, its affiliates, directors or executive officers and Shattuck Hammond, its affiliates or unaffiliated representatives. Shattuck Hammond received a fee in the amount of $100,000 plus reimbursement of expenses in connection with its rendering of the fairness opinion. There are no other current arrangements to compensate Shattuck Hammond, its affiliates or unaffiliated representatives for any services rendered to SafeGuard, its affiliates, directors or executive officers.

The Board of SafeGuard determined the amount of consideration to be offered to fractional stockholders in the reverse stock split. Shattuck Hammond was engaged to render an opinion as to whether such consideration was "fair" to unaffiliated stockholders. A copy of the Shattuck Hammond opinion with respect to fairness of the fractional share price to be paid to unaffiliated stockholders immediately following the reverse stock split, issued to SafeGuard's Board is attached hereto as Exhibit B and incorporated hereto by reference. The Shattuck Hammond opinion is available for inspection and copying by SafeGuard stockholders, or a representative designated in writing, during SafeGuard's regular business hours at SafeGuard's principal executive offices by contacting the Company's Secretary. The Board of SafeGuard considered the opinion to be a very significant factor in determining the overall fairness of the Transaction to the Company's stockholders, including unaffiliated stockholders.

     - Liquidation value. The Company's Board concluded that the liquidation value of the Company's assets was not considered by the Board to be a significant factor because it concluded that such action would not maximize stockholder value due to the Company's lack of tangible assets, the high cost of winding down a specialty managed care insurance company and the difficulty in selling the assets of the Company as evidenced by the lack of offers received for the assets of the Company in the past two years.

     - Going concern value. The Company's Board concluded that the "going concern value" of the Company was appropriately factored into Shattuck Hammond's analysis of discounted cash flows and therefore did not separately address this factor. The Board concurred and adopted Shattuck Hammond's analysis of discounted cash flows with respect to its obligations to evaluate the consideration to be paid to fractional stockholders in relation to the going concern value of the Company.

     - Net book value. The Company's Board did not believe that the net book value of the Company's assets would provide a relevant value of the Company's business compared to the valuation analysis set forth in the Shattuck Hammond opinion because most of the value of the Company is related to intangible assets that are not reflected on the Company's consolidated balance sheet. Accordingly, the Board concluded that the net book value of the Company's assets need not be considered separately from the analysis of the value of the Company's assets in the Shattuck Hammond opinion. Shattuck Hammond did not conduct an analysis of the net book value of the Company's assets with respect to Shattuck Hammond's obligations to evaluate the consideration to be paid to fractional stockholders of the Company.

     - Purchase prices paid in recent repurchases of Common Stock. This factor was not considered because there have been no repurchases of its Common Stock by the Company in the last twelve (12) months.

     - Firm offers to acquire control of the Company. The Company has not received, during the past two (2) years, any firm offers for the merger or consolidation of the Company with or into another company, or vice versa, or the sale or transfer of all or substantially all of the Company's assets to another company, or a purchase of the Company's securities by another person that would involve a change in control of the Company.

     - Purchases to continue stock ownership. Stockholders may elect to remain stockholders of the Company by acquiring sufficient shares so that they hold at least 1,500 shares of Common Stock in their account immediately prior to the reverse stock split. Therefore they can control the decision as to whether to remain stockholders in the Company after the reverse stock split is effected or receive cash consideration offered for fractional shares in connection with the reverse stock split.

     - Stockholder information. Stockholders who continue to hold an equity interest in the Company following the reverse stock split will not have available to them the information regarding the Company's operations and results that is currently available to them in the Company's filings with the SEC and will lose the financial transparency that is currently available to them.

     - Sarbanes-Oxley Act of 2002. The Company will no longer be subject to the provisions of the Sarbanes Act and the officers of the Company will no longer be required to certify the accuracy of its financial statements.

     - Future cost savings. Stockholders who continue to hold an equity interest in the Company will benefit from the future cost savings expected to be realized by terminating the Company's public company status.

The Board also considered certain factors in determining the fairness of the reverse stock split to the Company's unaffiliated stockholders who will remain stockholders after the reverse stock split, including:

     - Director and officer participation in the reverse stock split. No director or officer of the Company will be entirely cashed out of their investment in the Company as a result of the reverse stock split. Accordingly, such directors and officers will continue to benefit from their equity ownership in the Company after the reverse stock split and will continue to benefit from the same financial transparency they currently enjoy, although such financial transparency will not be available to unaffiliated stockholders who will not enjoy the benefit of the financial transparency they currently enjoy as a result of the termination of the Company's reporting requirements and compliance with the proxy rules under the Exchange Act, which will terminate after the completion of the Transaction. The total number of officers, directors and affiliates of the Company who own more than 1,500 shares of Common Stock of the Company and who will remain stockholders of the Company after the completion of the reverse stock split is fourteen
          (14).

     - Sales or transfers to discontinue stock ownership. Stockholders who would otherwise retain an equity interest in the Company after the completion of the reverse stock split have some control as to whether they will retain an interest in the Company by selling or transferring shares of Common Stock prior to the effective date of the reverse stock split to bring their equity interest to below 1,500 shares, and, therefore, be cashed out pursuant to the reverse stock split.

ALTERNATIVE  PLANS

As indicated herein, the Company's directors, officers, their affiliates, other affiliates of the Company who beneficially hold five percent (5%) or more of the voting power of the Company, and another stockholder who is identified as a "Certain Stockholder" in the Section entitled "Security Ownership of Beneficial Owners and Management," that collectively account for approximately sixty-six percent (66%) of the Common shares and ninety seven percent (97%) of the Preferred shares and have the right to cast votes at the Annual Meeting to approve the matter to be voted on, have orally advised the Company that they intend to vote for the proposal. Except for the vote to approve the reverse stock split by its directors, officers and affiliates, the Company is not aware that any of its directors, officers or affiliates has made a recommendation either in support or opposed to the Transaction. Accordingly, approval of the matter is assured without the affirmative vote of any additional stockholders. However in the unlikely event that the Company does not receive enough votes to approve the proposals set forth herein, the Company will continue to operate as a public company.

PROCEDURAL  FAIRNESS  TO  UNAFFILIATED  STOCKHOLDERS

The Company's Board determined that the reverse stock split is procedurally fair to unaffiliated stockholders. The Company's Board determined that it was not prudent to obtain approval of a majority of the unaffiliated stockholders for the reasons discussed under the Section, "Vote Required for Approval," and the Board did not retain an unaffiliated representative to act solely on behalf of the unaffiliated stockholders. The Company has not and does not intend to have a majority of its non-employee directors retain an unaffiliated representative to act solely on behalf of unaffiliated security holders for purposes of negotiation of the terms of the transaction described herein or preparing a report concerning the fairness of the reverse stock split. The Board did not grant unaffiliated stockholders access to the Company's corporate files, nor extend the right to retain counsel or appraisal services at the Company's expense. Retaining an unaffiliated representative would be an unnecessary added expense because a majority vote of the unaffiliated stockholders is not being required. The terms and conditions of the reverse stock split proposal were proposed by management to the Board. The Board reviewed management's proposal and unanimously concluded that the reverse stock split is in the best interests of the Company and all of its stockholders, including unaffiliated stockholders, and that the going private transaction pursuant to Rule 13e-3 was approved by all four (4) directors who are not employees of the Company out of a total of seven (7) directors on the Board. There have been no other offers solicited or received by SafeGuard to purchase all of the Company's securities or to purchase securities to attempt to exercise control of the Company.

Despite this, the Company's Board determined that the reverse stock split is procedurally fair to the unaffiliated stockholders because of the safeguards the Board put into place, specifically, the engagement of Shattuck Hammond to provide an independent opinion as to the fairness, from a financial point of view, of the $2.25 per share cash consideration to be paid to stockholders who will hold fractional shares immediately following the reverse stock split. See "Opinion of Investment Banker." In addition, unaffiliated stockholders are generally in a position to control whether or not they remain stockholders after the reverse stock split by acquiring sufficient shares so that they hold at least 1,500 shares immediately prior to the reverse stock split or selling or transferring sufficient shares so that they hold less than 1,500 shares immediately prior to the reverse stock split.

SafeGuard reasonably believes that the 1-for-1,500 reverse stock split and the related going-private transaction are procedurally and substantively fair to its unaffiliated stockholders. This decision was unanimously reached by SafeGuard's Board on November 24, 2003. In reaching these determinations, SafeGuard considered a number of factors, as described below.

                          OPINION OF INVESTMENT BANKER

Shattuck Hammond has acted as the investment banker to SafeGuard's Board. Shattuck Hammond was retained by SafeGuard's Board on November 6, 2003 to render an opinion, from a financial point of view, of the cash consideration to be paid to the holders of the Company's Common Stock who will hold fractional shares immediately following the reverse stock split. After being retained by the Board, Shattuck Hammond completed its work and delivered a written presentation to SafeGuard's Board on November 21, 2003 and made an oral presentation to SafeGuard's Board on November 24, 2003. The written presentation and oral presentations included among other things, the analyses and valuation methodologies utilized by Shattuck Hammond in rendering its opinion. On November 24, 2003, Shattuck Hammond reissued its written presentation to the Board to incorporate the amount of $2.25 per share of pre-split Common Stock approved by the Board at the November 24, 2003 Board meeting. Shattuck Hammond delivered its written opinion to the Board as of November 24, 2003.

Shattuck Hammond's written opinion states, in part, that as of November 24, 2003, and based upon and subject to the information reviewed by Shattuck Hammond, and the limitations thereto, that $2.25 per pre-split share of Common Stock to be received by holders of the Common Stock who will hold fractional shares immediately following the reverse stock split is fair, from a financial point of view, to such stockholders, as this price was $0.25 higher than the initial price per fractional share recommended by management.

Shattuck's Hammond's opinion is attached as Exhibit B and SafeGuard's stockholders are encouraged to read this opinion in its entirety. The summary of the opinion as set forth in this Information Statement is qualified in its entirety by reference to the full text of the opinion. The opinion will also be made available for inspection and copying at SafeGuard's principal executive offices during regular business hours by any interested equity security holder or representative who has been designated as such in writing.

The opinion and presentation of Shattuck Hammond to SafeGuard's Board, in connection with which Shattuck Hammond was requested to evaluate the fairness, from a financial point of view, of the consideration to be received by holders of the Common Stock who will hold fractional shares immediately following the reverse stock split was only one of many factors taken into consideration by SafeGuard's Board in making its determination to approve the transaction. No limitations were imposed by SafeGuard's Board or management upon Shattuck Hammond with respect to the investigation made or the procedures followed by Shattuck Hammond in rendering its opinion.

Shattuck Hammond's opinion is directed only to the fairness, from a financial point of view, of the consideration to be received by holders of the Common
Stock who will hold fractional shares immediately following the reverse stock split, and it does not address the underlying business decision of SafeGuard to effect the transaction or constitute a recommendation to any SafeGuard stockholder as to any action that should be taken with respect to the reverse stock split.

In connection with rendering its opinion, Shattuck Hammond reviewed selected publicly available business and financial information concerning SafeGuard as well as certain other financial and operating data and forecasts that were provided to Shattuck Hammond by SafeGuard. Shattuck Hammond discussed the business, operations and prospects of SafeGuard as well as other matters it believed relevant to its inquiry, with officers and employees of SafeGuard. Shattuck Hammond also reviewed and considered historical trading prices and volume for SafeGuard's existing Common Stock. Shattuck Hammond also considered such other information, analyses, investigations and financial, economic and market criteria that it deemed appropriate.

In its review and analysis and in arriving at its opinion, Shattuck Hammond assumed and relied upon, without assuming any responsibility for independent verification, the accuracy and completeness of the financial and other information reviewed by it. With respect to the financial forecasts of SafeGuard, Shattuck Hammond assumed that they have been reasonably prepared reflecting the best currently available estimates and judgments of SafeGuard's management as to the future financial performance of SafeGuard, and Shattuck Hammond expressed no opinion with respect to such forecasts or the assumptions on which such forecasts were based. Shattuck Hammond also assumed that the transaction will be consummated in accordance with the terms of the transaction described herein and other documentation provided by SafeGuard for its review. Shattuck Hammond did not make or assume any responsibility for making or obtaining any independent evaluations or appraisals of any of the assets or liabilities, contingent or otherwise, of SafeGuard.

Shattuck Hammond's opinion was necessarily based upon an analysis of the foregoing in light of its assessment of the general, economic and financial market conditions, as they could be evaluated by Shattuck Hammond, as of November 24, 2003. Events occurring after November 24, 2003, could materially affect the assumptions used in preparing its opinion.

In connection with rendering its opinion to SafeGuard's Board, Shattuck Hammond performed several financial analyses, which it presented to SafeGuard's Board, the material portions of which are summarized below. Shattuck Hammond believes that its analysis must be considered as a whole and that selecting portions of such analysis and the factors it considered, without considering all such analysis and factors, could create an incomplete view of the analysis and the process underlying its opinion. While the conclusions reached in connection with each analysis were considered carefully by Shattuck Hammond in arriving at its opinion, Shattuck Hammond made various subjective judgments in arriving at its opinion.

The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. In addition, the process of preparing a fairness opinion necessarily requires a broad range of subjective judgments with respect to appropriate comparable companies and transactions, appropriate multiples of various selected financial data, appropriate discount rates and other financial and other factors. Analysis and estimates of the values of companies do not purport to be appraisals or necessarily reflect the prices at which companies or their securities actually may be sold. No public company, and no company used on the comparative transaction analysis, utilized as a comparison is identical to SafeGuard. Accordingly, any analysis of publicly-traded comparable companies or comparable business combinations is not mathematical; rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved and other factors that could affect the public trading value of the companies or company to which they are being compared.

While initially Shattuck Hammond concluded on November 21, 2003 that the initial cash consideration proposed by management of $2.00 per pre-split share of existing Common Stock payable to stockholders who will hold fractional shares immediately following the reverse stock split was fair, from a financial point of view, to those stockholders, after consideration and a determination by the Board to increase the amount of cash consideration from $2.00 to $2.25 per pre-split share, Shattuck Hammond updated its presentation on November 24, 2003 and concluded that the cash consideration of $2.25 per pre-split share of existing Common Stock payable to stockholders who would hold fractional shares immediately following the reverse stock split was fair, from a financial point of view, to those stockholders.

The following is a summary of the material financial analysis used by Shattuck Hammond in connection with providing its opinion to SafeGuard's Board.

ANALYSIS  BY  SHATTUCK  HAMMOND  PARTNERS  LLC

Shattuck Hammond provided a written presentation to the Board on November 21, 2003, and opined that, as of the date of such presentation, the per share cash consideration payable to holders of outstanding Common Stock who will hold fractional shares immediately following the proposed reverse stock split was fair, from a financial point of view. Shattuck Hammond provided an oral and written presentation to the Board and a written opinion to the Board on November 24, 2003 that as of the date of the opinion the per share cash consideration payable to holders of outstanding Common Stock who would hold fractional shares immediately following the proposed reverse stock split was fair, from a financial point of view to such holders. The full text of the opinion, which sets forth assumptions made, matters considered, procedures followed, and the qualifications and limitations on the scope of the review undertaken by Shattuck Hammond in rendering its opinion, is attached as Exhibit B to this Information Statement and is incorporated herein by reference. Important assumptions and limitations consist of the following:

     - In rendering its opinion, Shattuck Hammond assumed and relied upon the accuracy and completeness of all documents and other information supplied or otherwise made available to Shattuck Hammond by SafeGuard or obtained by Shattuck Hammond from other sources, and Shattuck Hammond relied upon the assurances of the management of SafeGuard that they were unaware of any information or facts that would make the information provided to Shattuck Hammond incomplete or misleading. While Shattuck Hammond discussed the information provided with management of SafeGuard, Shattuck Hammond did not independently verify such information, undertake an independent appraisal of the assets or liabilities (contingent or otherwise) of SafeGuard, or was furnished with any such appraisals of SafeGuard. With respect to financial forecasts prepared by SafeGuard and the pro forma income statements prepared in conjunction with SafeGuard as described below, Shattuck Hammond was advised by the management of SafeGuard, and assumed with the permission of SafeGuard, that they were reasonably prepared and reflected management's best currently available estimates and judgment as to the expected future financial performance of such entities. Shattuck Hammond also assumed that the reverse stock split would be consummated upon the terms described herein, without material modification or waiver.

     - Shattuck Hammond's opinion is necessarily based upon market, economic and other conditions that exist and can be evaluated as of the date its written opinion, November 24, 2003, and on information available to Shattuck Hammond as of such date. Shattuck Hammond disclaims any undertaking or obligation to advise any person of any change in any fact or matter affecting its written opinion that may come or be brought to Shattuck Hammond's attention after November 24, 2003.

     - Moreover, Shattuck Hammond's written opinion did not constitute a recommendation as to any action the Board of Directors or any stockholder of SafeGuard should take in connection with the proposed plan to take the Company private. Shattuck Hammond's written opinion addressed only the fairness, from a financial point of view, of the Consideration. Further, Shattuck Hammond expressed no opinion herein as to the structure, tax consequences or effect of any other aspect of the reverse stock split.

Shattuck Hammond's opinion is for the use of the Company's Board and addresses only the fairness, from a financial point of view, of the cash consideration to be paid to the holders of the Company's Common Stock who will hold fractional shares immediately following the reverse stock split.

Shattuck Hammond's opinion does not address any other aspect of the reverse stock split or constitute a recommendation to any holder of the Company's Common Stock or other capital stock as to how to vote at the Annual Meeting. In addition, the opinion does not address the relative merits of the reverse stock split or the other business strategies that the Company's Board considered, nor does it address the decision of the Company's Board to recommend or proceed with the reverse stock split. Shattuck Hammond was not requested to, and did not, participate in or provide advice with respect to the structuring and negotiation of the reverse stock split or the determination of the amount of cash consideration to be paid to the holders of the Company's Common Stock who will hold fractional shares immediately following the reverse stock split. Further, Shattuck Hammond was not requested to, and did not solicit third party indications of interest in acquiring all or any part of the Company. Shattuck Hammond is under no obligation to update, revise or reaffirm its opinion. The description of the opinion set forth in this Information Statement is only a summary and is qualified in its entirety by the full text of the opinion. Holders of shares of Common Stock are urged to, and should, read the opinion in its entirety.

The Board retained Shattuck Hammond to render an opinion as to the fairness, from a financial point of view, of the per share cash consideration payable to holders of the Company's Common Stock who would hold fractional shares immediately following the reverse stock split. Pursuant to the terms of Shattuck Hammond's engagement letter with the Board dated November 6, 2003, the Company agreed to pay Shattuck Hammond a total fee of $100,000, comprised of a retainer of $25,000, and $75,000 upon the delivery by Shattuck Hammond of the written opinion (which fee was payable regardless of the conclusions expressed therein). The Company also agreed to reimburse Shattuck Hammond for all reasonable fees and disbursements for its outside legal counsel and all travel and other out-of-pocket expenses arising in connection with its engagement. In addition, the Company agreed to indemnify Shattuck Hammond and its affiliates to the full extent permitted by law against liabilities relating to or arising out of its engagement, including liabilities incurred under the federal securities laws, except for liabilities found to have resulted from the willful misconduct or gross negligence of Shattuck Hammond.

The following is a summary of the various sources of information and valuation methodologies used by Shattuck Hammond in arriving at its opinion. The summary is qualified in its entirety by the full text of the opinion. Holders of shares of Common Stock are urged to, and should, read the opinion in its entirety.

To assess the fairness of the reverse stock split, Shattuck Hammond employed analyses based on the following: (i) Comparable company analysis; (ii) Comparable transaction analysis; (iii) Discounted cash flow analysis; and (iv) Premium analysis.

In conducting its investigation and analysis and in arriving at its opinion, Shattuck Hammond reviewed the information and took into account the investment, financial and economic factors it deemed relevant and material under the circumstances. The material actions undertaken by Shattuck Hammond were as follows:

     - Reviewed the following documents filed by SafeGuard with the Securities and Exchange Commission: Forms 10-K for SafeGuard for the years ended December 31, 2002 and 2001; Forms 10-Q for the quarters ended March 31, 2003, June 30, 2003, and September 30, 2003; and Information Statement for the Annual Meeting of Stockholders, dated as of June 10, 2003;

     - Reviewed various unaudited internal financial and statistical reports, prepared by management, regarding the operations of SafeGuard for the years ended December 31, 2001, and 2002, and the latest twelve months ended September 30, 2003;

     -    Reviewed  management's  projections  for  the  estimated  year  ended
          December 31, 2003 and the projected years ended December 31, 2004-2008. These projections include the Health Net Transaction, as defined and described below;

     - Reviewed the form of the $19 Million Convertible Notes, dated October 31, 2003, issued by SafeGuard to finance the Health Net Transaction, as described below, and to provide the Company with additional working capital;

     - Reviewed the definitive agreements related to the following transactions: (i) SafeGuard's acquisition of the dental benefit business of Health Net, Inc. ("Health Net"), dated April 7, 2003; (ii) the strategic relationship (the "Strategic Relationship") between SafeGuard and Health Net for the provision of dental benefits to certain Health Net members, dated April 7, 2003; and (iii) SafeGuard's acquisition of the vision benefit business of Health Net, dated June 30, 2003 (collectively, the "Health Net Transaction");

     - Reviewed an analysis, prepared by management, of the Company's acquisition of Ameritas Managed Dental Plan, Inc. (the "Ameritas Transaction");

     - Reviewed a Board presentation and analysis, dated March 22, 2002, related to the Company's acquisition of Paramount Dental Plan, Inc;

     - Reviewed a memorandum prepared by management to the Board of Directors, dated October 31, 2003, which, among other things, reviewed the rationale for effecting a going private transaction through a reverse stock split and various alternatives thereto, reviewed the potential cost savings anticipated to be realized in connection with a going private transaction and recommended an offer price of $2.00 per share in conjunction with a potential reverse stock split;

     - Reviewed the Board Resolutions, dated November 24, 2003, related to the transaction;

     - Reviewed an analysis prepared by management of the estimated costs and synergies associated with integrating the Health Net Transaction into the Company;

     - Reviewed pro forma income statements prepared with information provided by management, and which were reviewed by management, for the latest twelve months ended September 30, 2003 and the estimated year ended December 31, 2003 which: (i) included the Health Net Transaction, excluding the Strategic

          Relationship,  and  the  Ameritas Transaction for the full period; and
          (ii) assumed that all estimated synergies were achieved at the beginning of the period. In addition, Shattuck Hammond reviewed a pro forma income statement for the projected full year ended December 31, 2004, which assumed that all estimated synergies were achieved at the beginning of the period;

     - Discussed the business, operations, projections, pro forma income statements, Health Net Transaction, capital structure and prospects of SafeGuard with management;

     - Reviewed the historical market prices and trading volume for the Company's Common Stock; and

     - Reviewed certain publicly available financial data for certain companies that we deem to be comparable to SafeGuard, and publicly available prices and premiums paid in conjunction with certain transactions involving the acquisition of publicly-traded companies and going private transactions through reverse stock splits.

Shattuck Hammond's opinion and financial analyses were a primary factor considered by the Company's Board in its evaluation of the reverse stock split, but should not be viewed as determinative of the view of the Company's Board with respect to the reverse stock split or the cash consideration payable to holders of Common Stock who will hold fractional shares immediately following the reverse stock split.

The following is a summary of the material financial analyses performed by Shattuck Hammond in connection with its opinion. The summary does not purport to be a complete description of all analyses performed and factors considered by Shattuck Hammond. The preparation of a fairness opinion involves complex considerations and various determinations as to the most appropriate and relevant methods of financial analyses and the application of these methods to the particular circumstances and, therefore, an opinion is not readily susceptible to summary description. Each of the analyses conducted by Shattuck Hammond was carried out in order to provide a different perspective on the consideration to be paid pursuant to the proposed reverse stock split and to add to the total mix of information available. Shattuck Hammond did not form a conclusion as to whether any individual analysis, considered in isolation, supported or failed to support an opinion as to the fairness of the per share cash consideration payable to holders of the Common Stock who would hold fractional shares immediately following the proposed reverse stock split of the Common Stock. Rather, in reaching its conclusion, Shattuck Hammond relied upon the results of the analyses taken as a whole and also on application of Shattuck Hammond's own experience and judgment. Accordingly, notwithstanding the separate factors summarized below, Shattuck Hammond has indicated to the Board that it believes that consideration of some of the relevant analyses and factors, without considering all analyses and factors, could create an incomplete or inaccurate view of the evaluation process underlying Shattuck Hammond's opinion. The analyses performed by Shattuck Hammond are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by such analyses.

PRO  FORMA  AND  PROJECTED  FINANCIAL  INFORMATION

For valuation purposes other than the discounted cash flow analysis, Shattuck Hammond included the Health Net Transaction and Ameritas Acquisition in SafeGuard's income statement for the latest twelve months ended September 30, 2003 (the "Pro Forma LTM Ended September 30, 2003") and the estimated year ended December 31, 2003 (the "Pro Forma Estimated Year Ended December 31, 2003") on a pro forma basis as if the transactions occurred at the beginning of the period and that all expense synergies expected for all such periods including the projected year ended December 31, 2004 (the "Pro Forma Projected Year Ended December 31, 2004") occurred at the beginning of the period. The $19.0 Million Convertible Notes were also assumed to have been in place from the beginning of all pro forma periods. Shattuck Hammond believed it would be misleading to value SafeGuard without using the pro forma financials due to, among other things, the material increase that the pro forma adjustments had on SafeGuard's revenue, earnings before interest, taxes, depreciation and amortization ("EBITDA"), and earnings per share, working capital and fully-diluted shares outstanding. Shattuck Hammond further believed that the pro forma adjustments were especially important with regard to the HNDV Transactions due to (i) the size of the transactions relative to SafeGuard; (ii) the fact that the HNDV Transactions closed only a short period of time before the reverse stock split was anticipated to be announced; and (iii) the amount of the $19 Million Convertible Notes financing compared to SafeGuard's capitalization. Shattuck Hammond noted that the pro forma financials do not take into account any potential revenue or profitability related to the Dental Strategic Relationship between Health Net, Inc. and SafeGuard because there is no guarantee that this relationship will result in SafeGuard obtaining any new members.

The pro forma income statements prepared by the Company set forth in Exhibit C attached hereto did not exist at the time Shattuck Hammond prepared its analysis in support of its opinion. Moreover, the pro forma income statements and financial projections utilized by Shattuck Hammond in connection with the issuance of its opinion, attached hereto marked Exhibit F, contain certain differences between the pro forma income statements utilized Shattuck Hammond and that which was prepared by the Company as set forth in Exhibit C. The pro forma income statements contained in Exhibit C were prepared by the Company in connection with the preparation of this Information Statement in accordance with applicable rules and regulations governing such disclosure and are based upon the full fiscal year ended December 31, 2002 and the nine month period ended September 30, 2003, while the pro forma income statement contained in Exhibit F was prepared by Shattuck Hammond with information provided by the Company, and were reviewed by management, in connection with the potential Board action relating to the going private transaction and is based upon a trailing twelve month period ended September 30, 2003. In addition, the pro forma income statements in Exhibit F contain an estimate for the years ended December 31, 2003 and 2004. Such estimated pro forma financial information is neither required nor permitted by the rules and regulations governing such disclosure. While the major operating assumptions are the same, the pro forma income statements used by the Board and Shattuck Hammond do not contain the formal footnote disclosure contained in Exhibit C.

Furthermore, the following differences between the pro forma income statements in Exhibit C and F should be noted: (i) the pro forma income statements in Exhibit F assume that all administrative expense synergies expected during 2003 and 2004 are realized at the beginning of the period. The pro forma income statements in Exhibit C assume no administrative synergies; (ii) as footnoted, the pro forma income statement in Exhibit F for the trailing twelve month period ended September 30, 2003 includes the results for HND and HNV for trailing twelve month period ended August 31, 2003. The results of HND and HNV for the month ended September 30, 2003 were not available at the time Exhibit F was prepared and management did not believe the inclusion of the September results would materially impact the income statement; (iii) Exhibit F included the income statement of Ameritas for the entire period for the trailing twelve month period ended September 30, 2003 and the estimated year ended December 31, 2003. SafeGuard acquired Ameritas on March 31, 2003; and (iv) Exhibit F includes the shares resulting from the conversion of the $19 Million Convertible Notes in the calculation of fully-diluted shares outstanding and fully-diluted earnings per share for the estimated pro forma years ended December 31, 2003 and 2004.

DISCLAIMER

The Company does not, as a matter of course, make public projections as to future revenue, earnings, or other results. However, the Company's management has prepared the prospective financial information set forth below with respect to the years ending December 31, 2003 and 2004 as set forth in the Table 2 on page 41 hereof. The accompanying projected financial information was not prepared with a view toward public disclosure or with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information, but, in the view of the Company's management, was prepared on a reasonable basis, reflecting management's estimates and judgments, and presents, to the best of management's knowledge and belief, the expected future financial results of the Company. However, this information is not fact and should not be relied upon as being necessarily indicative of future results, and readers of this Information Statement are cautioned not to place undue reliance on the projected financial information.

Neither the Company's registered independent auditors, nor any other independent accountants, have complied, examined, or performed and procedures with respect to the projected financial information contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, or disclaim any association with, the projected financial information.

The assumptions and estimates underlying the projected financial information are inherently uncertain and, though considered reasonable by the Company's management as of the date of its preparation, are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projected financial information, including, among other risks an uncertainties the risk factors described in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2004, included herewith and on file with the SEC. Accordingly, there can be no assurance that the projected results are indicative of the future performance of the Company or that the actual results will not differ materially from those presented in the projected financial information. Inclusion of the projected financial information in this Information Statement should not be regarded as a representation, by any person or entity, that the results contained in the projected financial information will be achieved by the Company.

The Company does not generally publish its business plans and strategies or make external disclosures of its anticipated financial position or results of operations. Accordingly, the Company does not intend to update or otherwise revise the projected financial information to reflect circumstances existing since its publication or to reflect the occurrence of unanticipated events, even in the event that any or all of the underlying assumptions described below are shown to be in error. Furthermore, the Company does not intend to update or revise the projected financial information to reflect changes in general economic or industry conditions. The financial projections for the years ending December 31, 2003 and 2004 are included in Table 2 on page 41 for the purpose of providing supporting information with respect to the analysis conducted by Shattuck Hammond in support of its opinion.

A summary of the pro forma financial statements used by Shattuck Hammond in its analysis and conclusions is set forth in the following Table 1 below. The assumptions set forth in Exhibit F attached hereto and incorporated by this reference herein were used by the Company in preparing the data to support the projected financial information for the years ending December 31, 2003 and 2004, appearing in Table 2 on page 41 hereof. A more detailed analysis of the pro forma financial statements and financial projections used by Shattuck Hammond is set forth in Exhibit F attached hereto.


TABLE  1:  PRO  FORMA  FINANCIAL  INFORMATION FOR LAST TWELVE MONTHS ENDING SEPTEMBER 30, 2003
----------------------------------------------------------------------------------------------
                                        (IN THOUSANDS)
----------------------------------------------------------------------------------------------

                                                     HNV Vision
                              SafeGuard   HNDV(1)     Medicaid    Ameritas(3)    Consolidated
                              ----------  --------  ------------  ------------  --------------
REVENUE                       $   89,548  $ 74,337  $    (3,317)  $      1,951  $     162,519

Direct Health Care                55,658    52,482       (2,308)         1,325        107,157
Broker Commissions                 6,021     3,083                         156          9,260
Broker Commissions-TPA               655        --                                        655
Internal Incentives                  443       485                                        928
TPA Fees                             589        --                                        589
Premium Taxes                      1,101       418                                      1,519
                              ----------  --------                              --------------
      Total Direct Expenses       64,467    56,468       (2,308)         1,482        120,109

                                                                                --------------
Gross Margin                      25,081    17,869       (1,009)           470         42,411

Administrative Expense (2)                                                             33,141
                                                                                --------------

EBITDA                                                                                  9,270

IBNR Adjustment (4)                                                                      (316)
                                                                                --------------

Adjusted EBITDA                                                                 $       8,954
                                                                                ==============

(1)     HNDV  results  are  for  the  twelve  trailing  months  ending  August  31,  2003.
(2)     Estimated  pro  forma administrative expenses on a consolidated basis per management's integration  forecast.
(3)     Results  for  August 30, 2002 to March 31, 2003 estimated at three months ending March
        31,  2003  actual  run  rate.
(4)     Adjustment  related to release of Incurred But Not Reported claims reserves from prior period.


TABLE  2:  ESTIMATED  PRO  FORMA  FINANCIAL  INFORMATION  PROJECTED  FOR  YEAR  ENDING  DECEMBER  31,  2003  AND  2004
----------------------------------------------------------------------------------------------------------------------
                                                          2003                                                 2004
----------------------------------------------------------------------------------------------------------------------
                                           (IN THOUSANDS, EXCEPT PER SHARE DATA)
----------------------------------------------------------------------------------------------------------------------

                               ----------------------------------------------------------------------------  ---------
                                                    Ten Months    HNV Vision
                               2003 per Forecast     HNDV(1)     Medicaid(1)   Ameritas(2)    Consolidated
                               ------------------  ------------  ------------  ------------  --------------
Revenue                        $          103,135  $     62,393  $    (2,565)  $        836  $     163,799   $182,834

Direct Health Care                         65,829        44,391       (1,830)           568        108,958    122,408
Broker Commissions                          6,634         2,490                          67          9,191     10,404
Broker Commissions - TPA                      643            --                                        643        688
Internal Incentives                           463           394                                        856        643
TPA Fees                                      600            --                                        600      1,500
Premium Taxes                               1,189           352                                      1,541      1,825
                               ------------------  ------------  ------------  ------------  --------------  ---------
    Total Direct Expenses                  75,357        47,627       (1,830)           635        121,789    137,468
                                                                                             --------------  ---------

Gross Margin                               27,778        14,766         (735)           201         42,010     45,366

Administrative Expense (3)                                                                          33,141     35,117
                                                                                             --------------  ---------

EBITDA                                                                                               8,869     10,249

IBNR Adjustment (4)                                                                                    157         --
                                                                                             --------------  ---------

Adjusted EBITDA                                                                                      9,026     10,249

Less Depreciation                                                                                    1,500      1,500
Less Amortization                                                                                    1,193      1,193
                                                                                             --------------  ---------

EBIT                                                                                                 6,333      7,556

Less: Interest Expense -
  Existing                                                                                            (201)      (201)
Less: Interest Expense -
  Convertible Note (6%)                                                                             (1,140)    (1,140)
Plus: Investment Income                                                                                373        373
Plus: Other Interest Income                                                                            124        124
                                                                                             --------------  ---------

Pretax Income                                                                                        5,489      6,712

Less: Income Tax Expense                                                                            (2,383)    (2,867)
                                                                                             --------------  ---------

Net Income Before
  Extraordinary Items                                                                                3,106      3,845
After-Tax effect of Dilutive
  Securities                                                                                           805        805
                                                                                             --------------  ---------
    Adjusted Net Income                                                                      $       3,912   $  4,650
                                                                                             ==============  =========

Fully-Diluted Shares
   Outstanding                                                                                      49,800     49,800
Fully-Diluted EPS                                                                            $        0.08   $   0.09


(1)     Ten  months  of  HNDV  results  not  in  forecast  model  estimated  at  eight  month  actual  run  rate.
(2)     Results  for  three  months  ending  March  31,  2003.
(3)     Estimated  pro forma administrative expense per management's integration forecast.  Administrative expense for
        2004  assumes  full  synergies  at  beginning  of  period.
(4)     Adjustment  related  to  additional  Incurred  But  Not  Reported  claims  costs  from  prior  period.

COMPARABLE  COMPANY  ANALYSIS

Shattuck Hammond reviewed certain financial information of publicly-traded comparable companies. Due to a lack of publicly-traded dental and vision managed care companies, Shattuck Hammond believes that the most appropriate comparable companies consist of managed care companies that have their business in most instances concentrated in a single regional market or limited number of states. The regional managed care companies selected solely by Shattuck Hammond as comparable companies are Coventry Corporation, Oxford Health Plans, Inc., Sierra Health Services, Inc., WellChoice Inc., AMERIGROUP Corporation, Centene Corporation and Molina Healthcare, Inc. Shattuck Hammond included all companies that it considered to be regional managed care companies.

According to Shattuck Hammond, when valuing a private company, a net discount is generally applied to the multiples of publicly traded comparable companies to reflect illiquidity and issues related to private ownership, as well as a premium for control. If the private company is smaller in size than the publicly traded comparables (which the Company is) such net discount is generally 30-50%. Notwithstanding the fact that SafeGuard is publicly-traded, and normally no net discount would be applied due to it public status, a discount of 10-20% was applied by Shattuck Hammond against the valuation multiples of the comparable companies for the following reasons: (i) the illiquidity of SafeGuard's stock; (ii) the pro forma calculation of SafeGuard's income statements and (iii) SafeGuard's relatively small revenue compared to the comparable companies.

Shattuck Hammond calculated and considered certain financial ratios and comparisons of these comparable companies using the most recent publicly available information, including multiples of revenue, EBITDA, year end 2003 projected price/earnings ratio and year end 2004 projected price/earnings ratio.

Utilizing closing share prices on November 20, 2003, the revenue multiples comparing total market value (market value of equity plus total debt and other long-term liabilities less working capital) to revenues for the comparable companies for the LTM ended September 30, 2003, ranged from .34x to .76x with a mean multiple of .60x. When applying the mean multiple of .60x with a 10%, 15% and 20% discount (as explained above) to SafeGuard's revenue for the Pro Forma LTM Ended September 30, 2003 and adjusting for the estimated debt and working capital at December 31, 2003, Shattuck Hammond calculated equity values per fully-diluted share of SafeGuard stock to be $1.99, $1.89 and $1.79, respectively. Applying the same methodology to SafeGuard's revenue for the Pro Forma Estimated Year Ended December 31, 2003, Shattuck Hammond calculated equity values per fully-diluted share of SafeGuard stock to be $2.00, $1.90 and $1.80, respectively.

                                       HIGH   AVERAGE    LOW
-------------------------------------  -----  --------  -----
Equity values per fully-diluted share
-------------------------------------  -----  --------  -----
 LTM Ended September 30, 2003          $1.99  $   1.89  $1.79
-------------------------------------  -----  --------  -----
 Estimated Year 2003                   $2.00  $   1.90  $1.80
-------------------------------------  -----  --------  -----

Utilizing closing share prices on November 20, 2003, the EBITDA multiples comparing total market value to EBITDA for the comparable companies for the LTM ended September 30, 2003, ranged from 6.2x to 9.6x with a mean multiple of 7.7x. When applying the mean multiple of 7.7x with a 10%, 15% and 20% discount to SafeGuard's EBITDA for the Pro Forma LTM Ended September 30, 2003 and adjusting for the estimated debt and working capital at December 31, 2003, Shattuck Hammond calculated equity values per fully-diluted share of SafeGuard stock to be $1.47, $1.40 and $1.33, respectively. Applying the same methodology to SafeGuard's EBITDA for the Pro Forma Estimated Year Ended December 31, 2003, Shattuck Hammond calculated equity values per fully-diluted share of SafeGuard stock to be $1.48, $1.41 and $1.34, respectively.

                                       HIGH   AVERAGE    LOW
-------------------------------------  -----  --------  -----
Equity values per fully-diluted share
-------------------------------------  -----  --------  -----
 LTM Ended September 30, 2003          $1.47  $   1.40  $1.33
-------------------------------------  -----  --------  -----
 Estimated Year 2003                   $1.48  $   1.41  $1.34
-------------------------------------  -----  --------  -----

Utilizing closing share prices on November 20, 2003, the ratio comparing stock price to year end 2003 projected earnings per share for the comparable companies ranged from 9.8x to 16.3x with a mean ratio of 13.2x. When applying the mean ratio of 13.2x with a 10%, 15% and 20% discount to SafeGuard's earnings per share Pro Forma Estimated Year Ended December 31, 2003, Shattuck Hammond calculated equity values per fully-diluted share of SafeGuard stock to be $0.93, $0.88 and $0.83, respectively. The ratio comparing stock price to year end 2004 projected earnings per share for the comparable companies ranged from 8.7x to 14.6x with a mean of 11.8x. Applying the same methodology to SafeGuard's earnings per share for the Pro Forma Estimated Year Ended December 31, 2004, Shattuck Hammond calculated equity values per fully-diluted share of SafeGuard stock to be $0.99, $0.94 and $0.88, respectively.

                                       HIGH   AVERAGE    LOW
-------------------------------------  -----  --------  -----
Equity values per fully-diluted share
-------------------------------------  -----  --------  -----
 LTM Ended September 30, 2003          $0.93  $   0.88  $0.83
-------------------------------------  -----  --------  -----
 Estimated Year 2003                   $0.99  $   0.94  $0.88
-------------------------------------  -----  --------  -----

COMPARABLE  TRANSACTION  ANALYSIS

Shattuck Hammond identified only six (6) comparable dental and/or vision merger and acquisition transactions that have occurred since February 2000. SafeGuard was the buyer in four (4) of these transactions, and profitability data was not available in all the transactions. The four (4) transactions by SafeGuard comprised all the acquisitions announced by SafeGuard during this period. As a result of this limited sample, in addition to dental and vision transactions, Shattuck Hammond also analyzed managed healthcare acquisition transactions involving regional managed healthcare companies, which provided a broader base of twenty three (23) transactions since January 2001 for which some financial information was available.

With regard to transactions involving regional managed care companies, Shattuck Hammond excluded transactions in which the target company was a Blue Cross organization. Shattuck Hammond noted that due to the franchise value of Blue Cross organizations they are often valued at a premium to other similar companies. By excluding these transactions, Shattuck Hammond had eighteen (18) transactions in the universe of regional managed care transactions that it used for its analysis. Of these transactions, thirteen (13) of the targets either did not have EBITDA information available or were unprofitable.

The six (6) comparable dental and/or vision merger and acquisitions transactions used for the analysis are as follows:

TARGET                      ACQUIRER      DATE ANNOUNCED
----------------------  ----------------  --------------

Health Net Vision       SafeGuard         Apr-03
----------------------  ----------------  --------------
Health Net Dental       SafeGuard         Apr-03
----------------------  ----------------  --------------
Ameritas Managed Care   SafeGuard         Mar-03
----------------------  ----------------  --------------
Paramount Dental        SafeGuard         Apr-02
----------------------  ----------------  --------------
Protective Life Dental  Fortis            Jul-01
----------------------  ----------------  --------------
Healthplex              Dent Acquisition  Feb-00
----------------------  ----------------  --------------

The 18 regional managed care merger and acquisitions transactions used for the analysis are as follows:

TARGET                                  ACQUIRER              DATE ANNOUNCED
---------------------------  -------------------------------  --------------

Mid Atlantic Medical Svcs    UnitedHealth Group               Oct-03
---------------------------  -------------------------------  --------------
University Health Plans      Centene                          Oct-03
---------------------------  -------------------------------  --------------
Family Health Plan           Centene                          Sep-03
---------------------------  -------------------------------  --------------
St. Augustine Medicaid       Amerigroup, Inc.                 Jul-03
---------------------------  -------------------------------  --------------
Altius Health Plans          Coventry Health Care             Jul-03
---------------------------  -------------------------------  --------------


                                       43

TARGET                                  ACQUIRER              DATE ANNOUNCED
---------------------------  -------------------------------  --------------
Keystone Plan Central        Capital Blue Cross               May-03
---------------------------  -------------------------------  --------------
University Health Plans      Centene                          Aug-02
---------------------------  -------------------------------  --------------
Physicians Healthcare Plans  Amerigroup, Inc.                 Aug-02
---------------------------  -------------------------------  --------------
AmeriChoice                  UnitedHealth Group               Jun-02
---------------------------  -------------------------------  --------------
WellCare                     WellCare Acquisition Comp.       May-02
---------------------------  -------------------------------  --------------
New Alliance Health Plan     Coventry Health Care             Apr-02
---------------------------  -------------------------------  --------------
MedSpan                      Oxford Health Plans              Dec-01
---------------------------  -------------------------------  --------------
Ochsner Health Plan          Alton Ochsner Med Found.         Aug-01
---------------------------  -------------------------------  --------------
Blue Ridge Health Alliance   Coventry Health Care             Aug-01
---------------------------  -------------------------------  --------------
PARTERS National Hlth Plan   Blue Cross Blue Shield of N.C.   Jun-01
---------------------------  -------------------------------  --------------
SelectCare                   Health Alliance Plan             Mar-01
---------------------------  -------------------------------  --------------
Florida Health Plan          Florida Health Plan Holdings II  Feb-01
---------------------------  -------------------------------  --------------
ConnectiCare                 Private Investor Group           Jan-01
---------------------------  -------------------------------  --------------

Using publicly available information, certain assumptions and for selected transactions involving SafeGuard, information provided by SafeGuard, Shattuck Hammond identified and analyzed these transactions deemed to be appropriate for comparison with SafeGuard. Due to the lack of availability of information, Shattuck Hammond used only multiples based on revenue and EBITDA. Shattuck Hammond undertook the comparable transaction analysis in order to evaluate the implied valuation multiples paid in such transactions. Accordingly, for each of the comparable transactions for which the relevant information was available, Shattuck Hammond, in most instances, calculated: (i) the ratio of the transaction value to the target's LTM revenue; and (ii) the ratio of the transaction value to the targets' LTM EBITDA. LTM was based on the latest information Shattuck Hammond found available. In addition, where balance sheet was available, Shattuck Hammond assumed that the acquired company had no excess working capital.

The revenue multiples comparing total market value to revenues for the comparable dental/vision transactions ranged from 0.91x to 0.17x with a mean multiple of 0.61x. In its analyses, Shattuck Hammond utilized the mean multiple and a range around the mean multiple of 0.1 which Shattuck Hammond believed to be appropriate for valuing SafeGuard. This methodology was determined by Shattuck Hammond to be appropriate based on Shattuck Hammond's expertise as investment bankers and its evaluation of businesses similar to that of the Company and Shattuck Hammond's knowledge of the managed care industry. Moreover, Shattuck Hammond concluded that it was common industry practice to eliminate the high and low multiples and to focus on the mean multiple as that methodology, in the opinion of Shattuck Hammond, made for a more meaningful comparison. Shattuck Hammond concluded that to use the high and the low multiple would provide such a broad and wide range of values so as to render the comparisons of less value to the reader.

When applying the mean multiple of .61x and a high and low multiple range of 0.71x and 0.51x to SafeGuard's revenue for the Pro Forma LTM Ended September 30, 2003 and adjusting for the estimated debt and working capital at December 31, 2003, Shattuck Hammond calculated equity values per fully-diluted share of SafeGuard stock to be $2.55, $2.22 and $1.90, respectively. Applying the same methodology to SafeGuard's revenue for the Pro Forma Estimated Year Ended December 31, 2003, Shattuck Hammond calculated equity values per fully-diluted share of SafeGuard stock to be $2.57, $2.24 and $1.91, respectively.

                                       HIGH   AVERAGE    LOW
-------------------------------------  -----  --------  -----
Equity values per fully-diluted share
-------------------------------------  -----  --------  -----
 LTM Ended September 30, 2003          $2.55  $   2.22  $1.90
-------------------------------------  -----  --------  -----
 Estimated Year 2003                   $2.57  $   2.24  $1.91
-------------------------------------  -----  --------  -----

The EBITDA multiples comparing total market value to EBITDA for the comparable dental/vision transactions ranged from 7.2x to 6.3x with a mean multiple of 6.8x. In its analyses, Shattuck Hammond utilized the mean multiple and a range around the mean multiple of 1.0 which Shattuck Hammond believed to be appropriate for valuing SafeGuard. This methodology was determined by Shattuck Hammond to be appropriate based on Shattuck Hammond's expertise as investment bankers and its evaluation of businesses similar to that of the Company and Shattuck Hammond's knowledge of the managed care industry. Moreover, Shattuck Hammond concluded that it was common industry practice to eliminate the high and low multiples and to focus on the mean multiple as that methodology, in the opinion of Shattuck Hammond, made for a more meaningful comparison. Shattuck Hammond concluded that to use the high and the low multiple would provide such a broad and wide range of values so as to render the comparisons of less value to the reader.

When applying the mean multiple of 6.8x and high and low multiple range of 7.8x and 5.8x to SafeGuard's EBITDA for the Pro Forma LTM Ended September 30, 2003 and adjusting for the estimated debt and working capital at December 31, 2003, Shattuck Hammond calculated equity values per fully-diluted share of SafeGuard stock to be $1.62, $1.44 and $1.26, respectively. Applying the same methodology to SafeGuard's EBITDA for the Pro Forma Estimated Year Ended December 31, 2003, Shattuck Hammond calculated equity values per fully diluted share of SafeGuard stock to be $1.63, $1.45 and $1.27, respectively.

                                       HIGH   AVERAGE    LOW
-------------------------------------  -----  --------  -----
Equity values per fully-diluted share
-------------------------------------  -----  --------  -----
 LTM Ended September 30, 2003          $1.62  $   1.44  $1.26
-------------------------------------  -----  --------  -----
 Estimated Year 2003                   $1.63  $   1.45  $1.27
-------------------------------------  -----  --------  -----

The revenue multiples comparing total market value to revenues for the comparable regional managed care transactions ranged from 1.03x to 0.08x with a mean multiple of 0.28x. In its analyses, Shattuck Hammond utilized the mean multiple and a range around the mean multiple of 0.1 which Shattuck Hammond believed to be appropriate for valuing SafeGuard. This methodology was determined by Shattuck Hammond to be appropriate based on Shattuck Hammond's expertise as investment bankers and its evaluation of businesses similar to that of the Company and Shattuck Hammond's knowledge of the managed care industry. Moreover, Shattuck Hammond concluded that it was common industry practice to eliminate the high and low multiples and to focus on the mean multiple as that methodology, in the opinion of Shattuck Hammond, made for a more meaningful comparison. Shattuck Hammond concluded that to use the high and the low multiple would provide such a broad and wide range of values so as to render the comparisons of less value to the reader.

When applying the mean multiple of .28x and a high and low multiple range of 0.38x and 0.18x to SafeGuard's revenue for the Pro Forma LTM Ended September 30, 2003 and adjusting for the estimated debt and working capital at December 31, 2003, Shattuck Hammond calculated equity values per fully-diluted share of SafeGuard stock to be $1.48, $1.15 and $0.83, respectively. Applying the same methodology to SafeGuard's revenue for the Pro Forma Estimated Year Ended December 31, 2003, Shattuck Hammond calculated equity values per fully-diluted share of SafeGuard stock to be $1.49, $1.16 and $0.83, respectively.

                                       HIGH   AVERAGE    LOW
-------------------------------------  -----  --------  -----
Equity values per fully-diluted share
-------------------------------------  -----  --------  -----
 LTM Ended September 30, 2003          $1.48  $   1.15  $0.83
-------------------------------------  -----  --------  -----
 Estimated Year 2003                   $1.49  $   1.16  $0.83
-------------------------------------  -----  --------  -----

The EBITDA multiples comparing total market value to EBITDA for the comparable regional managed care transactions ranged from 12.7x to 3.5x with a mean multiple of 7.91x. In its analyses, Shattuck Hammond utilized the mean multiple and a range around the mean multiple of 1.0 which Shattuck Hammond believed to be appropriate for valuing SafeGuard. This methodology was determined by Shattuck Hammond to be appropriate based on Shattuck Hammond's expertise as investment bankers and its evaluation of businesses similar to that of the Company and Shattuck Hammond's knowledge of the managed care industry. Moreover, Shattuck Hammond concluded that it was common industry practice to eliminate the high and low multiples and to focus on the mean multiple as that methodology, in the opinion of Shattuck Hammond, made for a more meaningful comparison.

Shattuck Hammond concluded that to use the high and the low multiple would provide such a broad and wide range of values so as to render the comparisons of less value to the reader.

When applying the mean multiple of 7.91x and a high and low multiple range of 8.91x and 6.91x to SafeGuard's EBITDA for the Pro Forma LTM Ended September 30, 2003 and adjusting for the estimated debt and working capital at December 31, 2003, Shattuck Hammond calculated equity values per fully-diluted share of SafeGuard stock to be $1.83, $1.65 and $1.47, respectively. Applying the same methodology to SafeGuard's EBITDA for the Pro Forma Estimated Year Ended December 31, 2003, Shattuck Hammond calculated equity values per fully-diluted share of SafeGuard stock to be $1.84, $1.66 and $1.48, respectively.

                                       HIGH   AVERAGE    LOW
-------------------------------------  -----  --------  -----
Equity values per fully-diluted share
-------------------------------------  -----  --------  -----
 LTM Ended September 30, 2003          $1.83  $   1.65  $1.47
-------------------------------------  -----  --------  -----
 Estimated Year 2003                   $1.84  $   1.66  $1.48
-------------------------------------  -----  --------  -----

DISCOUNTED  CASH  FLOW  ANALYSIS

Shattuck Hammond performed a discounted cash flow analysis to estimate the present value of the free cash flows of the Company. To perform this analysis, Shattuck Hammond used the following assumptions and the following sources for data:

     - Management's financial projections for the Company's fiscal years 2004 through 2008;

     - The Company's total free cash flows were calculated as the after-tax operating earnings of SafeGuard which are available for distribution to providers of debt and equity capital, adjusted for the addition of depreciation and amortization, and the deduction of capital expenditures and finally adjusted for non-cash working capital;

     - A discount rate range of 14.0%, 15% and 16.0%. The discount range used was based on a number of factors including: (i) the weighted average cost of capital for regional managed care companies utilized in the comparable company analysis which was approximately 9.9% and a premium of 40%-60% which was appropriate in the opinion of Shattuck Hammond to reflect: (i) the illiquidity of SafeGuard's stock compared to the stock of the comparable companies; (ii) SafeGuard's small revenue size compared to the comparable companies; and (iii) the risks associated with the Company's pro forma financials and the integration of the Health Net Transaction; and

     - The estimated "terminal" value was based on projected EBITDA for the fiscal year ended 2008 multiplied by a EBITDA multiple range of 6.0x, 7.0x and 8.0x. The middle multiple is based on an average of the mean EBITDA multiples used for the Comparable Company and Comparable Transaction Analyses.

Utilizing discount rates ranging from 14.0% to 16.0%, Shattuck Hammond combined the present value of five-year projections of free cash flow with the present value of the estimated "terminal" value and adjusting for the estimated debt and working capital at December 31, 2003, Shattuck Hammond calculated an implied range per fully-diluted share of Safeguard stock of $2.36 to $1.85 with a midpoint of $2.09.

As part of its analysis, Shattuck Hammond performed a sensitivity analysis and reduced the projected EBITDA by 15% per year from management's projections. All other assumptions remained the same. The purpose of the sensitivity analysis was to show the effect on valuation of a reduction in EBITDA. Utilizing EBITDA terminal multiples ranging from 6.0x to 8.0x and discount rates ranging from 14.0% to 16.0%, Shattuck Hammond calculated an implied range of $2.07 to $1.64 per fully diluted share with a midpoint of $1.84.

PREMIUM  ANALYSES

Due to the illiquidity of SafeGuard's Common Stock, Shattuck Hammond substantially under-weighted its analysis of premiums paid in comparable transactions. Particularly, Shattuck Hammond noted that (i) there is no research coverage on the Company; (ii) on many days no shares trade; (iii) there is a very limited sample of reverse stock split going private transactions; (iv) the bid/ask spread on November 20, 2003, was 13.0%; and (v) there is a limited number of market makers in the Company's Common Stock.

The premium analysis was broken into two (2) categories: (i) going private transactions ("Going Private Transactions") through a reverse stock split from November 20, 2002 to September 12, 2003 (nine (9) transactions); and (ii) Merger and acquisition transactions of selected publicly-traded public companies for the 24 months ended October 30, 2003 with enterprise values (equity value plus preferred stock and debt and less cash) between $75 million and $300 million (141 transactions). Shattuck Hammond selected this range because SafeGuard has an estimated enterprise value of approximately $75.0 million at October 31, 2003. Moreover, Shattuck Hammond analyzed the premiums paid in these transactions based on: (i) all the transactions between $75 million and $300 million; and (ii) transactions between $75 million and $150 million and transactions between $150 million and $300 million (collectively, the "Merger and Acquisition Transaction Segments").

The average premiums paid in these transactions were 34.3%, 42.7%, 47.9% and 41.8% over the average trading prices for the immediately preceding one day, 30 day, 60 day and one year period, respectively. Shattuck Hammond calculated the average share price for SafeGuard for the one (1) day, 30 day, 60 day and one
(1)  year  periods  from  November  20,  2003  at $1.92, $1.83, $1.67 and $1.43, respectively. These averages were calculated by averaging the average premiums for the Going Private Transactions and each of the Merger and Acquisition Segments. Moreover, Shattuck Hammond noted that it excluded from the average of the Going Private Transactions three transactions where the payment was $1.00 or less per share. Applying these premiums to SafeGuard's share price for the relevant periods implied a per share valuation of SafeGuard Common Stock of $2.58, $2.61, $2.48 and $2.04, respectively.

The nine (9) going private transactions through a reverse stock split used in the analysis are as follows:

COMPANY                DATE ANNOUNCED
---------------------  --------------

Avaya                      11/20/2002
---------------------  --------------
Siena Holdings              6/10/2003
---------------------  --------------
PML                         4/30/2003
---------------------  --------------
IFX Corporation             3/17/2003
---------------------  --------------
Moyco Technologies           5/5/2003
---------------------  --------------
Avery Communications         1/9/2003
---------------------  --------------
Kimmins Corporation        11/18/2003
---------------------  --------------
Cal-Maine Foods             8/18/2003
---------------------  --------------
Golden State Vintners       9/12/2003
---------------------  --------------

The 141 merger and acquisition transactions of selected publicly-traded public companies in a variety of industries are as follows:

TARGET                                                 ACQUIRER                 DATE ANNOUNCED
---------------------------------------  -------------------------------------  --------------
CrossWorlds Software Inc                 IBM Corp                                     10/30/01
---------------------------------------  -------------------------------------  --------------
High Plains Corp                         Abengos SA                                   11/02/01
---------------------------------------  -------------------------------------  --------------
Thermo Fibergen                          Kadant Inc                                   11/09/01
---------------------------------------  -------------------------------------  --------------
Santa Barbara Restaurant Group           CKE Restaurants Inc                          11/19/01
---------------------------------------  -------------------------------------  --------------
Genomica Corp                            Exelixis Inc                                 11/19/01
---------------------------------------  -------------------------------------  --------------
Resource Bancshares Mortgage Group Inc.  NetBank Inc, Alpharetta GA                   11/19/01
---------------------------------------  -------------------------------------  --------------


                                       47

TARGET                                                 ACQUIRER                 DATE ANNOUNCED
---------------------------------------  -------------------------------------  --------------
IKOS Systems Inc                         Mentor Graphics Corp                         12/07/01
---------------------------------------  -------------------------------------  --------------
Novametrix Medical Systems Inc           Respironics Inc                              12/18/01
---------------------------------------  -------------------------------------  --------------
Talarian Corp                            TIBCO Software Inc                           01/05/02
---------------------------------------  -------------------------------------  --------------
MediChem Life Sciences Inc               deCode Genetics Inc                          01/08/02
---------------------------------------  -------------------------------------  --------------
Rottlund Co Inc                          Rottlund Co Inc                              01/22/02
---------------------------------------  -------------------------------------  --------------
Jenny Craig Inc                          Investor Group                               01/28/02
---------------------------------------  -------------------------------------  --------------
Pitt-Des Moines Inc                      Ironbridge Acquistion Corp                   02/02/02
---------------------------------------  -------------------------------------  --------------
Glyko Biomedical Ltd                     BioMerin Pharmaceutical Inc                  02/07/02
---------------------------------------  -------------------------------------  --------------
Deltek Systems Inc                       Investor Group                               02/13/02
---------------------------------------  -------------------------------------  --------------
dick clark productions inc               Investor Group                               02/14/02
---------------------------------------  -------------------------------------  --------------
Income Opportunity Realty Inv            America Realty Investors                     02/19/02
---------------------------------------  -------------------------------------  --------------
United Park City Mines Co                Capital Growth Partners LLC                  02/22/02
---------------------------------------  -------------------------------------  --------------
Fusion Medical Technologies              Baxter International                         02/27/02
---------------------------------------  -------------------------------------  --------------
FTD.com Inc                              IOS Brands Corp                              03/04/02
---------------------------------------  -------------------------------------  --------------
Hawker Pacific Aerospace                 Lufthansa Technik AG                         03/08/02
---------------------------------------  -------------------------------------  --------------
Canaan Energy Corp                       Chesapeake Energy Corp                       03/11/02
---------------------------------------  -------------------------------------  --------------
Mechanical Dynamics Inc                  MSC Software Corp                            03/18/02
---------------------------------------  -------------------------------------  --------------
SpaceLabs Medical Inc                    Instrumentarium Oyj                          03/22/02
---------------------------------------  -------------------------------------  --------------
IFR Systems                              Aeroflex Inc                                 04/15/02
---------------------------------------  -------------------------------------  --------------
Maynard Oil Co                           Plantation Petroleum Holdings                04/25/02
---------------------------------------  -------------------------------------  --------------
Software Spectrum Inc                    Level 3 Communications Inc                   05/02/02
---------------------------------------  -------------------------------------  --------------
Interstate Hotels Corp                   MeriStar Hotels & Resorts Inc                05/02/02
---------------------------------------  -------------------------------------  --------------
BEI Medical Systems Co                   Boston Scientific Corp                       05/14/02
---------------------------------------  -------------------------------------  --------------
Gerber Childrenswear                     Kellwood Co                                  05/15/02
---------------------------------------  -------------------------------------  --------------
Balanced Care Corp                       IPC Advisors SARL                            05/16/02
---------------------------------------  -------------------------------------  --------------
Datum Inc                                SymmetriCom Inc                              05/23/02
---------------------------------------  -------------------------------------  --------------
SilverStream Software Inc                Novell Inc                                   06/10/02
---------------------------------------  -------------------------------------  --------------
Vestcom International Inc                Cornerstone Equity Investors                 06/12/02
---------------------------------------  -------------------------------------  --------------
Fortress Group Inc                       Lennar Corp                                  06/17/02
---------------------------------------  -------------------------------------  --------------
US Laboratories Inc                      Bureu Veritas SA                             08/09/02
---------------------------------------  -------------------------------------  --------------
CBES Bancorp Inc, Excelsior              NASB Financial Inc                           09/05/02
---------------------------------------  -------------------------------------  --------------
Paravant Inc                             DRS Technologies                             10/24/02
---------------------------------------  -------------------------------------  --------------
Infinium Software Inc                    SSA Global Technologies Inc                  10/28/02
---------------------------------------  -------------------------------------  --------------
Hunt Corp                                Berwind Co LLC                               11/12/02
---------------------------------------  -------------------------------------  --------------
OraPharma Inc                            Johnson & Johnson                            11/13/02
---------------------------------------  -------------------------------------  --------------
Synaptic Pharmaceutical Corp             H Lundbeck A/S                               11/21/02
---------------------------------------  -------------------------------------  --------------
Hoovers Inc                              Dun & Bradstreet Corp                        12/01/02
---------------------------------------  -------------------------------------  --------------
Rawlings Sporting Goods Co               K2 Inc                                       12/10/02
---------------------------------------  -------------------------------------  --------------
RDO Equipment Co                         RDO Holdings Co                              12/16/02
---------------------------------------  -------------------------------------  --------------
US Search.com Inc                        First American Corp                          12/16/02
---------------------------------------  -------------------------------------  --------------
Royal Appliance Manufacturing            TechTronic Industries Co Ltd                 12/17/02
---------------------------------------  -------------------------------------  --------------
Caminus Corp                             SunGard Data Systems                         01/21/03
---------------------------------------  -------------------------------------  --------------
Salant Corp                              Perry Ellis International Inc                02/04/03
---------------------------------------  -------------------------------------  --------------


                                       48

TARGET                                                 ACQUIRER                 DATE ANNOUNCED
---------------------------------------  -------------------------------------  --------------
HTE Inc                                  SunGard Data Systems                         02/05/03
---------------------------------------  -------------------------------------  --------------
Merry Land Properties Inc                Cornerstone Realty Inc                       02/19/03
---------------------------------------  -------------------------------------  --------------
PDS Gaming Corp                          Investor Group                               02/24/03
---------------------------------------  -------------------------------------  --------------
Interlott Technologies Inc               GTECH Holdings Corp                          03/17/03
---------------------------------------  -------------------------------------  --------------
PMC Capital Inc                          PMC Commercial Trust Inc                     03/28/03
---------------------------------------  -------------------------------------  --------------
Carbon Energy Corp                       Evergreen Resources Inc                      03/31/03
---------------------------------------  -------------------------------------  --------------
AHL Services Inc                         Investor Group                               03/31/03
---------------------------------------  -------------------------------------  --------------
National Service Industries              California Investment Fund LLC               04/01/03
---------------------------------------  -------------------------------------  --------------
TFC Enterprises Inc                      Consumer Portfolio Services                  04/01/03
---------------------------------------  -------------------------------------  --------------
Elite Information Group                  Thomson Corp                                 04/03/03
---------------------------------------  -------------------------------------  --------------
Ramsay Youth Services                    Psychiatric Solutions Inc                    04/09/03
---------------------------------------  -------------------------------------  --------------
Signal Technology Corp                   Crane Co                                     04/16/03
---------------------------------------  -------------------------------------  --------------
Varsity Brands Inc                       Investor Group                               04/22/03
---------------------------------------  -------------------------------------  --------------
SpeechWorks International Inc            ScanSoft Inc                                 04/24/03
---------------------------------------  -------------------------------------  --------------
Thousand Trails Inc                      Kohlberg & Co LP                             04/30/03
---------------------------------------  -------------------------------------  --------------
TMBR/Sharp Drilling Inc                  Patterson-UTI Energy Inc                     05/27/03
---------------------------------------  -------------------------------------  --------------
GREKA Energy Corp                        Rendeep Grewal                               05/28/03
---------------------------------------  -------------------------------------  --------------
Handspring Inc                           Palm Inc                                     06/04/03
---------------------------------------  -------------------------------------  --------------
Atalanta/Sosnoff Capital Corp            Martin Sosnoff                               06/10/03
---------------------------------------  -------------------------------------  --------------
Factual Data Corp                        Kroll Inc                                    06/24/03
---------------------------------------  -------------------------------------  --------------
Information Resources Inc                Investor Group                               06/29/03
---------------------------------------  -------------------------------------  --------------
Acres Gaming Inc                         International Game Technology                06/30/03
---------------------------------------  -------------------------------------  --------------
Kentucky First Bancorp Inc               Bourbon Bancshares Inc                       07/08/03
---------------------------------------  -------------------------------------  --------------
Edison Schools Inc                       Investor Group                               07/14/03
---------------------------------------  -------------------------------------  --------------
Timberline Software Corp                 Best Software Inc                            07/16/03
---------------------------------------  -------------------------------------  --------------
Brio Software Inc                        Hyperion Solutions Corp                      07/23/03
---------------------------------------  -------------------------------------  --------------
Mercator Software Inc                    Ascential Software Corp                      08/04/03
---------------------------------------  -------------------------------------  --------------
iManage Inc                              Interwoven Inc                               08/06/03
---------------------------------------  -------------------------------------  --------------
JNI Corp                                 Applied Micro Circuits Corp                  08/28/03
---------------------------------------  -------------------------------------  --------------
MSB Financial Inc, Marshall, MI          Monarch Community Bancorp, MI                09/02/03
---------------------------------------  -------------------------------------  --------------
Lightspan Inc                            Plato Learning Inc                           09/09/03
---------------------------------------  -------------------------------------  --------------
Good Guys Inc                            CompUSA Inc                                  09/29/03
---------------------------------------  -------------------------------------  --------------
Garden Fresh Restaurant Corp             Fairmont Capital Inc                         09/30/03
---------------------------------------  -------------------------------------  --------------
OneSource Information Services           ValueAct Capital Partners LP                 10/03/03
---------------------------------------  -------------------------------------  --------------
Crown Resources Corp                     Kinross Gold Corp                            10/08/03
---------------------------------------  -------------------------------------  --------------
Information Resources Inc                Open Ratings Inc                             10/20/03
---------------------------------------  -------------------------------------  --------------
Brass Eagle Inc                          K2 Inc                                       10/22/03
---------------------------------------  -------------------------------------  --------------
On Technology Corp                       Symantec Corp                                10/27/03
---------------------------------------  -------------------------------------  --------------
Odwalla Inc                              Coca-Cola Co                                 10/30/01
---------------------------------------  -------------------------------------  --------------
First Financial Corp Providence, RI      Washington Trust Bancorp, RI                 11/13/01
---------------------------------------  -------------------------------------  --------------
Arguss Communications Inc                Dycom Industries Inc                         01/07/02
---------------------------------------  -------------------------------------  --------------
Pulaski Bancorp Inc, NJ                  Kearny Financial Corp, Kearny                01/10/02
---------------------------------------  -------------------------------------  --------------
Proxim Inc                               Western Multiplex Corp                       01/17/02
---------------------------------------  -------------------------------------  --------------


                                       49

TARGET                                                 ACQUIRER                 DATE ANNOUNCED
---------------------------------------  -------------------------------------  --------------
Shoney's Inc                             Lone Star Fund                               01/24/02
---------------------------------------  -------------------------------------  --------------
Suburban Lodges of America Inc           InTown Suites Management                     01/29/02
---------------------------------------  -------------------------------------  --------------
Prestige Bancorp Inc, PA                 Northwest Bancorp, Warren PA                 02/11/02
---------------------------------------  -------------------------------------  --------------
Oratec Interventions                     Smith & Nephew Plc                           02/14/02
---------------------------------------  -------------------------------------  --------------
Visionics Corp                           Identix Inc                                  02/22/02
---------------------------------------  -------------------------------------  --------------
WHG Bancshares Corp                      BCSB Bankcorp Inc                            02/27/02
---------------------------------------  -------------------------------------  --------------
Sevenson Environmental Services          SCC Contracting Inc                          03/06/02
---------------------------------------  -------------------------------------  --------------
Meemic Holdings Inc                      ProAssurance                                 03/18/02
---------------------------------------  -------------------------------------  --------------
Collateral Therapeutics Inc              Schering AG                                  03/20/02
---------------------------------------  -------------------------------------  --------------
ONTRACK Data International               Kroll Inc                                    04/02/02
---------------------------------------  -------------------------------------  --------------
Innoveda Inc                             Mentor Graphics Corp                         04/22/02
---------------------------------------  -------------------------------------  --------------
Simplex Solutions Inc                    Cadence Design Systems Inc                   04/24/02
---------------------------------------  -------------------------------------  --------------
Advanced Technical Products              General Dynamics Corp                        05/02/02
---------------------------------------  -------------------------------------  --------------
Chase Industries                         Olin Corp                                    05/08/02
---------------------------------------  -------------------------------------  --------------
Boron LePore & Associates Inc            Cardinal Health Inc                          05/15/02
---------------------------------------  -------------------------------------  --------------
SkillSoft Corp                           SmartForce PLC                               06/10/02
---------------------------------------  -------------------------------------  --------------
Big Foot Financial Corp                  Midwest Banc Holdings                        07/22/02
---------------------------------------  -------------------------------------  --------------
DeWolfe Cos Inc                          NRT Inc                                      08/12/02
---------------------------------------  -------------------------------------  --------------
SpeedFam-IPEC Inc                        Novellus Systems Inc                         08/12/02
---------------------------------------  -------------------------------------  --------------
CTB International Corp                   Berkshire Hathaway Inc                       08/19/02
---------------------------------------  -------------------------------------  --------------
MetroBanCorp, Indianapolis, IN           First Indiana Corp, Indiana                  09/04/02
---------------------------------------  -------------------------------------  --------------
Empire Federal Bancorps Inc, MO          Sterling Financial Corp, WA                  09/19/02
---------------------------------------  -------------------------------------  --------------
ARV Assisted Living Inc                  Prometheus Assisted Living Inc               09/23/02
---------------------------------------  -------------------------------------  --------------
Howell Corp                              Anadarko Petroleum Corp                      09/30/02
---------------------------------------  -------------------------------------  --------------
BWAY Corp                                Kelso & Co                                   10/01/02
---------------------------------------  -------------------------------------  --------------
Meridian Medical Technologies            King Pharmaceuticals                         10/21/02
---------------------------------------  -------------------------------------  --------------
Osmonics Inc                             GE Power Systems                             11/01/02
---------------------------------------  -------------------------------------  --------------
International Aircraft                   Jetscape Aviation Group Inc                  11/13/02
---------------------------------------  -------------------------------------  --------------
First Community Bancshares, IN           MainSource Financial Group Inc               11/20/02
---------------------------------------  -------------------------------------  --------------
ANFI Inc                                 Fidelity National Financial Inc              12/16/02
---------------------------------------  -------------------------------------  --------------
Inktomi Corp                             Yahoo Inc                                    12/23/02
---------------------------------------  -------------------------------------  --------------
Aegis Realty Inc                         Philips Edison Ltd                           12/24/02
---------------------------------------  -------------------------------------  --------------
Numerical Technologies Inc               Synopsys Inc                                 01/13/03
---------------------------------------  -------------------------------------  --------------
Next Level Communications Inc            Motorola Inc                                 01/13/03
---------------------------------------  -------------------------------------  --------------
Security Financial Bancorp Inc           Standard Bancshares Inc, IL                  02/07/03
---------------------------------------  -------------------------------------  --------------
Multex.com Inc                           Reuters Group PLC                            02/18/03
---------------------------------------  -------------------------------------  --------------
Bedford Bancshares, Bedford, VA          FNB Corp, Christianburg, VA                  03/21/03
---------------------------------------  -------------------------------------  --------------
Whitman Education Group Inc              Career Education Group                       03/26/03
---------------------------------------  -------------------------------------  --------------
INRANGE Technologies Corp                Computer Network Technology                  04/07/03
---------------------------------------  -------------------------------------  --------------
Oak Technology Inc                       Zoran Corp                                   05/05/03
---------------------------------------  -------------------------------------  --------------
Applied Graphics Tech Inc                KAGT Holdings Inc                            06/13/03
---------------------------------------  -------------------------------------  --------------
First State Bancorp, NM                  Boston Private Financial Holdings Inc        07/10/03
---------------------------------------  -------------------------------------  --------------
GLB Bancorp Inc, Mentor, OH              Sky Financial Group Inc, OH                  07/16/03
---------------------------------------  -------------------------------------  --------------


                                       50

TARGET                                                 ACQUIRER                 DATE ANNOUNCED
---------------------------------------  -------------------------------------  --------------
Digex Inc                                WorldCom Inc                                 07/24/03
---------------------------------------  -------------------------------------  --------------
Elder-Beerman Stores Corp                Bon-Ton Stores Inc                           07/29/03
---------------------------------------  -------------------------------------  --------------
ResortQuest International                Gaylord Entertainment                        08/05/03
---------------------------------------  -------------------------------------  --------------
CIMA Labs Inc                            aaiPharma Inc                                08/05/03
---------------------------------------  -------------------------------------  --------------
Skibo Financial Corp, PA                 Northwest Bancorp MHC, PA                    09/11/03
---------------------------------------  -------------------------------------  --------------
Vixel Corp                               Emulex Corp                                  10/08/03
---------------------------------------  -------------------------------------  --------------

WEIGHTING  OF  ANALYSES

For the reasons discussed above, Shattuck Hammond substantially under weighted the valuation analysis of the Company's Common Stock based on premium analysis. Shattuck Hammond averaged the high, low and average fully-diluted per share valuation of the comparable company analysis, comparable transaction analysis and discounted cash flow analysis and applied a 95% weighting. A five percent (5%) weighting was applied to the premium analysis valuation. For the weighting analysis the one (1) day and 30 day premium analysis were utilized. By applying this weighting, Shattuck Hammond calculated a weighted average valuation per fully-diluted share of SafeGuard at $2.33 to $1.24 with a mid-point of $1.75.

SHARE  PRICE  AND  TRADING  LIQUIDITY

Shattuck Hammond noted that SafeGuard's closing share price was $1.92 on November 20, 2003 and that SafeGuard's share price had increased approximately 24% since October 31, 2003, the day before the closing the Health Net Transaction was announced. Shattuck Hammond further noted that (i) for the LTM ended October 31, 2003, SafeGuard's share price had increased 25%; (ii) the average share price over the LTM ended November 20, 2003 was $1.43; and (iii) the average share price from January 28, 2000 to November 20, 2003 was $1.31. Shattuck Hammond stated during the Board presentation on November 24, 2003, that both the $2.00 per share recommended by management and the $2.25 per share voted on by the Board represented a premium to SafeGuard's share price as described above.

Furthermore, with regard to trading liquidity, Shattuck Hammond noted that historically trading volume in the Company's Common Stock is limited. Based on information provided by the Company, Shattuck Hammond estimated that the number of shares in the Company's float (shares of Common Stock not owned by Board members, management or other affiliated entities) was only approximately 1.8 million. Shattuck Hammond also noted that the average monthly trading volume in SafeGuard's Common Stock for the LTM ended October 31, 2003 was 17,050 shares and that over the sixty (60) trading days ended November 20, 2003 there were thirty five (35) days or approximately 58% of the total days when there were no shares traded.

LIQUIDATION  ANALYSIS  NOT  USED

Shattuck Hammond did not use a liquidation analysis because: (i) SafeGuard is a going concern and in Shattuck Hammond's opinion should be valued as one; and
(ii) a liquidation analysis generally produces a meaningless valuation for a managed care company that can be valued as a going concern due to the lack of tangible assets and the high costs of winding down the business.

                        TERMS OF THE REVERSE STOCK SPLIT

GENERAL  TERMS

If the stockholders approve the reverse stock split and the Amendment to SafeGuard's Restated Certificate of Incorporation, the reverse stock split will become effective upon the filing of the Amendment with the Delaware Secretary of State. On the effective date of the reverse stock split each 1,500 shares of existing SafeGuard Common Stock issued and outstanding will be automatically converted into one (1) share of new SafeGuard common stock.

SafeGuard will not issue fractional shares or scrip resulting from the reverse stock split. Instead, SafeGuard will purchase all fractional shares for cash, based on a price of $3,375.00 for a full share of new SafeGuard common stock, which will be prorated based on the actual fractional percentage owned by each stockholder. This price is equivalent to $2.25 per share of existing SafeGuard Common Stock prior to the reverse stock split.

While it is the Board's present intention to effect the reverse stock split, the Board may, at any time prior to the effective date of the reverse stock split, abandon the filing of the Certificate of Amendment and the reverse stock split without further action by the stockholders.

EXCHANGE  OF  CERTIFICATES;  NO  FRACTIONAL  SHARES

After the effective date, SafeGuard will authorize the issuance of certificates representing one (1) share of new SafeGuard Common Stock in exchange for each 1,500 shares of existing SafeGuard Common Stock presently outstanding upon surrender of an existing certificate evidencing outstanding shares of existing SafeGuard Common Stock.

SafeGuard's transfer agent, American Stock Transfer and Trust Company, will represent SafeGuard as exchange agent in connection with the reverse stock split. As soon as practicable after the effective date, the holders of the Common Stock will be notified that the reverse stock split has been effected and should surrender to the exchange agent any certificate(s) representing outstanding shares of existing SafeGuard Common Stock in exchange for (i) cash for any fractional shares or (ii) new certificate(s) representing the number of shares of new SafeGuard common stock that will result from the reverse stock split. On the effective date, each certificate representing shares of existing SafeGuard Common Stock will be deemed for all purposes to represent either (i) a claim for cash payment for a fractional share, or (ii) the number of shares of new SafeGuard common stock that will result from the reverse stock split, whether or not the certificates representing existing SafeGuard Common Stock are surrendered for exchange. It is anticipated that the payment in cash for any fractional shares will be paid by the Company within thirty (30) days after such shares are surrendered to the Company for payment. No interest will be paid to any fractional stockholders on the cash payments to be made from the effective date of the reverse stock split.

Registered stockholders who hold physical stock certificates will be instructed to submit their certificates to the exchange agent in order to receive their fractional share payment. Stockholders who hold their shares in book entry form will automatically receive payment by check. Stockholders who hold their shares in a brokerage account will have the relevant account automatically credited by the broker. In the event that any certificate representing shares of Common Stock is not presented for cash upon request by the Company, the cash payment will be administered in accordance with the relevant state abandoned property laws. Until the cash payments have been delivered to the public official pursuant to the abandoned property laws, such payments will be paid to the holder thereof or his or her designee at such time as the payment has been properly presented for exchange.

RESALE  OF  SECURITIES

Concurrently with the closing of the reverse stock split, SafeGuard will make a filing with the SEC to eliminate its ongoing reporting obligations, and will make a filing with the OTCBB to discontinue trading in its Common Stock. Consequently, following the reverse stock split there is not expected to be any public market for SafeGuard's new common stock. The fractional shares of the Common Stock acquired by the Company in the reverse stock split will be considered a purchase and retirement of the Company's Common Stock. The purchase will be treated as a reduction of stockholders' equity. The Company has no present plans to re-sell or dispose of the fractional shares acquired in the Transaction.

DISSENTERS'  RIGHTS

Stockholders who dissent from a reverse stock split have no appraisal rights under Delaware law or under SafeGuard's Certificate of Incorporation or Bylaws in connection with the reverse stock split. The Board did not grant unaffiliated stockholders access to the Company's corporate files, nor extend the right of retain counsel or appraisal services at the Company's expense. Retaining an unaffiliated representative would be an added expense of the reverse stock split and would not be necessary because a majority vote of the unaffiliated stockholders is not being required. There may exist other rights or actions under state law for stockholders who are aggrieved by reverse stock splits generally. Although the nature and extent of such rights or actions are uncertain and may vary depending upon facts or circumstances, stockholder challenges to corporate action in general are related to the fiduciary responsibilities of corporate officers and directors and to the fairness of corporate transactions. For example, stockholders could, if they deemed such to be applicable, take appropriate legal action against the Company and its Board, and claim that the reverse stock split was unfair to the unaffiliated stockholders, and/or that there was no justifiable or reasonable business purpose for the reverse stock split.

                      FINANCING OF THE REVERSE STOCK SPLIT

The Board estimates that the total cost to the Company of the reverse stock split for payment of the fractional share interests, the shares in the 401(k)
Plan, the fractional option shares, and the estimated transactional fees and expenses will be approximately $1.2 million. The Company intends to finance the reverse stock split out of working capital.

                        COSTS OF THE REVERSE STOCK SPLIT

The Company estimates of the costs incurred or expected to be incurred in connection with the reverse stock split to be approximately $250,000. Actual costs of the transaction may be more or less than this estimate. The Company will be responsible for paying these costs. Please note that this estimate of costs does not include the cost of redeeming shares of those stockholders holding a number of shares not evenly divisible by 1,500 pursuant to the reverse stock split, the cost of purchasing the shares from the Company's 401(k) Plan, or the cost of purchasing the fractional Option Plan shares.

Legal fees                  $ 75,000
Transfer agent fees            3,000
Fees for fairness opinion    130,000
Printing and mailing costs     5,000
SEC filing fees                2,000
Accounting fees               25,000
Miscellaneous                 10,000
                            --------

Total                       $250,000

         CONDUCT OF THE COMPANY'S BUSINESS AFTER THE REVERSE STOCK SPLIT

The Company expects its business and operations to continue as they are currently being conducted and, except as disclosed in this Information Statement, the reverse stock split is not anticipated to have any effect upon the conduct of the business. The Company expects to realize time and cost savings as a result of terminating its public company status. If the reverse stock split is consummated, all persons beneficially owning fewer than 1,500 shares of Common Stock at the effective time of the reverse stock split will no longer have any equity interest in, and will not be stockholders of, the Company and therefore will not participate in its future potential or earnings and growth.

If the reverse stock split is effected, the Company believes that, based on the Company's stockholder records currently available, approximately 250 stockholders will remain as holders of Common Stock. If the reverse stock split is effected, members of the Board and executive officers of the Company will beneficially own approximately fifty two percent (52%) of the outstanding Common Stock.

The Company plans, as a result of the reverse stock split, to become a privately held company. The registration of Common Stock under the Exchange Act will be terminated and the Common Stock will cease to be traded on the OTCBB. In addition, because the Company's Common Stock will no longer be publicly held, the Company will be relieved of the obligation to comply with the proxy rules of Regulation 14A under Section 14 of the Exchange Act, and its officers and directors and stockholders owning more than ten percent (10%) of Common Stock will be relieved of the stock ownership reporting requirements and "short swing" trading restrictions under Section 16 of the Exchange Act. Further, the Company will no longer be subject to the periodic reporting requirements of the Exchange Act, will cease being subject to the liability provision of the Exchange Act, and will cease filing information with the SEC. Among other things, the effect of this change will be a savings to the Company in not having to comply with the requirements of the Exchange Act.

As stated throughout this Information Statement, the Company believes that there are significant advantages in effecting the reverse stock split and going private and the Company plans to avail itself of any opportunities it has as a private company, including, but not limited to, improving its ability to compete in the marketplace, making itself a more viable candidate with respect to a merger or acquisition transaction with any one of its competitors or entering into some type of joint venture or other arrangement. Although management currently is not pursuing any negotiations with respect to any transaction, there is always a possibility that the Company may enter into an arrangement in the future and the remaining stockholders of the Company may receive payment for their shares in any transaction in excess of $2.25 per share.

Other than as described in this Information Statement, neither the Company nor its management has any current plans or proposals to effect any extraordinary corporate transaction; such as a merger, reorganization or liquidation; to sell or transfer any material amount of its assets; to change its Board or management; to change materially its indebtedness or capitalization; or otherwise to effect any material change in its corporate structure or business. There are no plans to change any material term of any severance agreement or retention bonus plan agreement with any of the Company's executive officers.

             PRICE RANGE OF COMMON STOCK; DIVIDENDS; TRADING VOLUME

The Company's Common Stock is traded on the OTCBB. The following table sets forth for the periods indicated the high and low sale prices of the Company's Common Stock each quarter during the past two (2) years and during 2003 prior to the initial public announcement related to the reverse stock split on November 24, 2003, and for the period between the date of the that announcement and up to the issuance of this Information Statement to the Company's stockholders.

                                                         HIGH    LOW
                                                         -----  -----
     Year ending December 31, 2004:
       First Quarter. . . . . . . . . . . . . . . . . .  $2.10  $1.78
       April 1, 2004 though May 21, 2004. . . . . . . .   2.35   1.90

     Year ended December 31, 2003:
       First Quarter. . . . . . . . . . . . . . . . . .  $1.75  $1.16
       Second Quarter . . . . . . . . . . . . . . . . .   1.80   1.23
       Third Quarter. . . . . . . . . . . . . . . . . .   1.80   1.35
       Fourth Quarter, through November 24, 2003. . . .   3.30   1.55
       From November 25, 2003 through December 31, 2003   2.14   1.74

     Year ended December 31, 2002:
       First Quarter. . . . . . . . . . . . . . . . . .  $1.95  $1.19
       Second Quarter . . . . . . . . . . . . . . . . .   1.45   1.25
       Third Quarter. . . . . . . . . . . . . . . . . .   1.40   1.15
       Fourth Quarter . . . . . . . . . . . . . . . . .   1.35   1.15

For the fourth quarter of fiscal year 2003 through November 24, 2003, the high and low trading prices for the Company's Common Stock have been $1.55 and $3.30, respectively. From November 25, 2003 through December 31, 2003, the high and low trading prices for the Company's Common Stock has been $2.14 and $1.74, respectively, from January 1, 2004 through March 31, 2004, the high and low trading prices for the Company's Common Stock has been $2.10 and $1.78, respectively, and from April 1, 2004 through May 21, 2004, the high and low trading prices for the Company's Common Stock has been $2.35 and $1.90, respectively.

As of March 31, 2004, the Company had approximately 900 holders of its Common Stock, including approximately 400 holders of record, and 34 holders of the Company's Preferred Stock.

No dividends have been declared or paid by the Company on its Common Stock to the date of this Information Statement. The Certificate of Designation for SafeGuard's 2002 Series A, 2002 Series B, 2002 Series C and 2002 Series D Preferred Stock, as filed with the Delaware Secretary of State on June 17, 2002, provides that the holders of the Preferred Stock are entitled to participate on an as converted basis in any dividends declared or paid on the Common Stock. The Company does not intend to pay cash dividends on the Common Stock in the immediate future.

During the twelve (12) month period prior to the announcement of the proposed reverse stock split from December 2002 to November 2003, the average monthly trading volume on the OTCBB of the Company's Common Stock was approximately 17,000 shares.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of existing Common Stock by (a) each person known by SafeGuard to be the beneficial owner of more than five percent (5%) of its outstanding Common Stock, (b) each of SafeGuard's directors, (c) each of the Company's five (5) most highly compensated executive officers, (d) other officers as a group, and (e) all directors and executive officers as a group, all as of March 31, 2004, and after giving effect to the reverse stock split. Each of the officers and directors may be contacted in care of SafeGuard at 95 Enterprise, Suite 100, Aliso Viejo, California 92656-2605. Except as noted below, to the best of SafeGuard's knowledge, each of such persons has sole voting and investment power with respect to the shares beneficially owned. There have been no Common Stock purchases by SafeGuard, or purchases or sales by its officers or directors in the past sixty (60) days.

The total number of shares of Common Stock outstanding as of March 31, 2004 was 5,770,590 and the total number of shares of Preferred Stock outstanding as of that date was 30,000,000, which is convertible into 30,000,000 shares of Common Stock. As of March 31, 2004, there are vested options that are exercisable to purchase 2,135,334 shares of the Company's Common Stock within sixty (60) days of March 31, 2004, held by certain person listed below, and convertible notes held by certain person listed below that are convertible into an aggregate of 12,285,509 shares of Common Stock within sixty (60) days of March 31, 2004, for a total number of shares of Common Stock, Common Stock equivalents, Preferred Stock that is convertible into Common Stock, and convertible notes that are convertible into Common Stock totaling 47,264,419 shares of Common Stock.

The following table includes the Common Stock equivalents of the convertible Preferred Stock, because the Company believes the voting rights of the convertible Preferred Stock are essentially equivalent to Common Stock.

                                                                                        ESTIMATED
                                                                                   OWNERSHIP FOLLOWING
                                                         OWNERSHIP PRIOR TO THE     THE REVERSE STOCK
                                                           REVERSE STOCK SPLIT     REVERSE STOCK SPLIT
                                                         -----------------------  ---------------------
         NAME AND ADDRESS OF BENEFICIAL OWNER             SHARES(1)   PERCENT(2)  SHARES(1)  PERCENT(2)
-------------------------------------------------------  -----------  ----------  ---------  ----------
John Hancock Life Insurance Company (3)                   17,857,143       46.2%     11,905       46.6%
CAI Capital Partners & Co. II, Limited Partnerships (4)   14,867,671       35.3       9,912       35.6
Leslie B. Daniels (5)                                         84,500          *          56          *
Jack R. Anderson (6)                                       3,887,414       10.6       2,590       10.7
The Burton Partnerships (7)                                3,471,542        9.4       2,313        9.5
Steven J. Baileys (8)                                      2,911,267        8.1       1,940        8.2
James E. Buncher (9)                                         914,667        2.5         607        2.5
Dennis L. Gates (10)                                         488,333        1.4         323        1.4
Ronald I. Brendzel (11)                                      422,340        1.2         280        1.2
Stephen J. Baker (12)                                        304,533          *         202          *
Kenneth E. Keating (13)                                      127,667          *          84          *
Stephen J. Blewitt (3)                                            --          *          --          *
Neil R. Anderson (14)                                         18,000          *          12          *

Other officers (6 persons) (15)                            1,993,842        5.4       1,317        5.4

All directors and officers as a group (15 persons) (16)   39,905,463       83.0      26,582       83.5
                                                         -----------  ----------  ---------  ----------

All Stockholders in this table                            47,264,419       94.2%     31,485       94.8%
                                                         -----------  ----------  ---------  ----------

___________________________

*    Less  than  one  (1)  percent.

(1) Includes the number of shares of Common Stock into which the convertible Preferred Stock held by each person is convertible. Also includes shares issuable pursuant to Stock options and convertible notes that are exercisable or convertible, respectively, within sixty (60) days of March 31, 2004. Some of the stockholders included in this table reside in states having community property laws under which the spouse of a Stockholder in whose name securities are registered may be entitled to share in the management of their community property, which may include the right to vote or dispose of such shares. Except as noted below, the address of each person set forth above is 95 Enterprise, Suite 100, Aliso Viejo, California 92656.

(2) For purposes of computing all the percentages shown, the total shares outstanding includes the shares of Common Stock into which all outstanding shares of convertible Preferred Stock are convertible. For purposes of computing the percentage for each individual, the total shares outstanding includes the shares issuable to that person pursuant to stock options and convertible notes that are exercisable or convertible, respectively, within sixty (60) days of March 31, 2004. For purposes of computing the percentages for all other officers as a group, and all directors and officers as a group, the total shares outstanding includes the shares issuable to the persons in each respective group pursuant to stock options and convertible notes that are exercisable or convertible, respectively within sixty (60) days of March 31, 2004. For purposes of computing the percentages for all principal stockholders as a group, the total shares outstanding includes all the shares issuable pursuant to stock options and convertible notes that are included in the above table.

(3) Mr. Blewitt is employed by John Hancock Life Insurance Company, which has beneficial ownership of 15,000,000 existing shares issuable upon conversion of shares of convertible Preferred Stock and 2,857,143 existing shares issuable upon conversion of convertible notes, all as to which Mr. Blewitt disclaims beneficial ownership. The address of Mr. Blewitt and John Hancock Life Insurance Company is John Hancock Place, P.O. Box 111, Boston, Massachusetts 02117.

(4) Existing shares include 84,500 shares of Common Stock owned directly by Mr. Daniels, 2,780,786 shares issuable upon conversion of shares of convertible Preferred Stock and 2,260,198 shares issuable upon conversion of convertible notes owned by CAI Partners & Company II, Limited Partnership, and 5,649,293 shares issuable upon conversion of shares of convertible Preferred Stock and 4,092,894 shares issuable upon conversion of convertible notes owned by CAI Capital Partners & Company II, Limited Partnership (collectively "CAI"). Mr. Daniels is a principal of both entities. The address of CAI and Mr. Daniels is 540 Madison Avenue, 22nd Floor, New York, New York 10022.

(5) Existing shares represent 84,500 shares of Common Stock owned directly by Mr. Daniels. Does not include 2,780,786 shares issuable upon conversion of shares of convertible Preferred Stock and 2,260,198 shares issuable upon conversion of convertible notes owned by CAI Partners & Company II, Limited Partnership, and 5,649,293 shares issuable upon conversion of shares of convertible Preferred Stock and 4,092,894 shares issuable upon conversion of convertible notes owned by CAI Capital Partners & Company II, Limited Partnership (collectively "CAI"). Mr. Daniels is a principal of both entities. The address of Mr. Daniels is 540 Madison Avenue, 22nd Floor, New York, New York 10022.


                                       56

(6) Existing shares include 1,532,885 shares issuable upon conversion of shares of convertible Preferred Stock, 226,000 shares of Common Stock, and 946,799 shares issuable upon conversion of convertible notes, all held by Mr. Jack
     R. Anderson. Also includes 1,081,730 shares issuable upon conversion of shares of convertible Preferred Stock and 100,000 shares of Common Stock owned by Mr. Jack R. Anderson's spouse as separate property, as to which Mr. Anderson disclaims beneficial ownership. The address of Mr. Jack R. Anderson is 16475 Dallas Parkway, Suite 735, Addison, Texas 77001.

(7) Existing shares include 162,700 shares of Common Stock, 419,470 shares issuable upon conversion of shares of convertible Preferred Stock, and 285,714 shares issuable upon conversion of convertible notes, all owned by the Burton Partnership, Limited Partnership ("BPLP"), and 488,100 shares of Common Stock, 1,258,415 shares issuable upon conversion of shares of convertible Preferred Stock, and 857,143 shares issuable upon conversion of convertible notes, all owned by the Burton Partnership (QP), Limited Partnership ("QP"). Mr. Donald W. Burton is a principal of both entities. The address of BPLP, QP and Mr. Burton is P.O. Box 4643, Jackson, Wyoming 83001.

(8) Existing shares include 645,000 shares of Common Stock held by Dr. Baileys directly, 912,500 shares issuable upon conversion of shares of convertible Preferred Stock held by the Baileys Family Trust and affiliated trusts for the benefit of various relatives of Dr. Baileys, 700,767 shares of Common Stock owned by the Baileys Family Trust, 303,000 shares of Common Stock held in various trusts for relatives of Dr. Baileys, as to all of which Dr. Baileys is trustee and for which Dr. Baileys has sole power to vote the securities, 150,000 shares of Common Stock held by the Alvin and Geraldine Baileys Foundation, for which Dr. Baileys is an officer and director and for which Dr. Baileys has shared power to vote the securities, and options to purchase 200,000 shares of Common Stock. Dr. Baileys disclaims beneficial ownership of any of the shares in the trusts or the foundation referenced above.

(9) Existing shares include 48,000 shares of Common Stock, 200,000 shares issuable upon conversion of shares of convertible Preferred Stock, and options to purchase 666,667 shares of Common Stock. Does not include 5,557 shares of Common Stock contributed by the Company to the Company's 401(k) Plan on behalf of Mr. Buncher.

(10) Existing shares include 100,000 shares issuable upon conversion of shares of convertible Preferred Stock, and options to purchase 388,333 shares of Common Stock. Does not include 4,350 shares of Common Stock contributed by the Company to the Company's 401(k) Plan on behalf of Mr. Gates.

(11) Existing shares include 130,673 shares of Common Stock, 100,000 shares issuable upon conversion of shares of convertible Preferred Stock, and options to purchase 191,667 shares of Common Stock. Does not include 4,720 shares of Common Stock contributed by the Company to the Company's 401(k) Plan on behalf of Mr. Brendzel.

(12) Existing shares include 21,200 shares of Common Stock and options to purchase 283,333 shares of Common Stock.

(13) Existing shares include 6,000 shares of Common Stock and options to purchase 121,667 shares of Common Stock. Does not include 4,291 shares of Common Stock contributed by the Company to the Company's 401(k) Plan on behalf of Mr. Keating.

(14) Existing shares represent 18,000 shares issuable upon conversion of shares of convertible Preferred Stock owned by Mr. Neil R. Anderson. The address of Mr. Neil R. Anderson is 16475 Dallas Parkway, Suite 735, Addison, Texas 77001.

(15) Included in this amount are existing shares representing 711,091 shares of Common Stock owned by Nicholas M. Kavouklis, an officer and director of a subsidiary of the Company, which represent 12.3% of the shares of the existing Common Stock outstanding and 2.0% of the total voting power of the Company when the Common Stock and Preferred Stock vote together.

(16) Existing shares include 15,000,000 shares issuable upon conversion of shares of convertible Preferred Stock and 2,857,143 shares issuable upon conversion of convertible notes owned by John Hancock Life Insurance Company, 2,780,786 shares issuable upon conversion of shares of convertible Preferred Stock and 2,260,198 shares issuable upon conversion of convertible notes owned by CAI Partners & Company II, Limited Partnership, and 5,649,293 shares issuable upon conversion of shares of convertible Preferred Stock and 4,092,894 shares issuable upon conversion of convertible notes owned by CAI Capital Partners & Company II, Limited Partnership.

During the last five (5) years, none of the above persons have been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).
During the last five (5) years, none of the above persons was a party to any judicial or administrative proceeding that resulted in a judgment, decree or final order enjoining further violations of, or prohibiting activities subject to, federal or state securities laws or a finding any violation of federal or state securities laws. All of the persons listed above are United States citizens, with the exception of Mr. Baker, who is a permanent resident alien.

EQUITY  COMPENSATION  PLANS  AS  OF  DECEMBER  31,  2003

The following is a summary of the Company's equity compensation plans as of December 31, 2003:

                                                        SHARES OF       WEIGHTED        NUMBER
                                                       STOCK TO BE      AVERAGE       OF SHARES
                                                       ISSUED UPON      EXERCISE      AVAILABLE
                                                       EXERCISE OF      PRICE OF     FOR ISSUANCE
                                                       OUTSTANDING    OUTSTANDING    UNDER STOCK
                                                      STOCK OPTIONS  STOCK OPTIONS   OPTION PLAN
                                                      -------------  --------------  ------------
  Equity compensation plans approved by stockholders      2,940,334  $         1.17     1,059,666
  Equity compensation plans not approved by
    stockholders                                                 --              --            --
                                                      -------------  --------------  ------------

  Total                                                   2,940,334  $         1.17     1,059,666
                                                      =============  ==============  ============

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the directors and executive officers, and persons who own more than ten percent (10%) of the Common Stock, to file reports of ownership and changes in ownership with the SEC. Such persons are required to furnish the Company with copies of all
Section 16(a) reports they file. Based solely on a review of the copies of such reports furnished to the Company, all Section 16(a) filing requirements applicable to directors, executive officers and greater than ten percent (10%) beneficial stockholders were satisfied.

                  INFORMATION CONCERNING OFFICERS AND DIRECTORS

Set forth below is biographical information on each officer and director of the Company who is set forth in the table set forth above.

Mr. Neil R. Anderson has been President of Calver Fund, a healthcare investment and consulting firm, since 1988. He currently serves on the board of directors of a private health care company, and has been a director of several other private health care companies.

Dr. Baileys has been Chairman of the Board of Directors since September 1995. He joined the Company in 1975 and served as President of the Company from 1981 to March 1997, and Chief Executive Officer from May 1995 to February 2000. Dr. Baileys is licensed to and practices dentistry full time in the state of California. Dr. Baileys is currently a director of SunLink Health Systems, Inc.

Mr. Baker has been Executive Vice President and Chief Operating Officer since April 2001, when he joined the Company. Prior to joining the Company, he was a consultant to the senior management of the Company from September 2000 to March 2001. Mr. Baker was Vice President, Chief Operating Officer and Chief Information Officer for Novaeon, Inc., a national health and disability management company, from September 1999 to August 2000. He was an independent management consultant from September 1997 to August 1999. Mr. Baker was Vice
President, Developing Businesses for Community Care Network, Inc., a group health and workers' compensation managed care company from January 1997 to August 1997.

Mr. Blewitt is a Senior Managing Director in the Bond & Corporate Finance Group of John Hancock Life Insurance Company ("John Hancock") and has been employed by John Hancock since 1982. Mr. Blewitt is also President of Hancock Mezzanine Advisors LLC, a subsidiary of John Hancock, and the managing member of the general partners of three (3) related investment funds that invest primarily in mezzanine debt securities. Mr. Blewitt is currently a director of NSP Holdings, LLC and Medical Resources, Inc.

Mr. Brendzel has been Senior Vice President, General Counsel, Secretary since 1985 and a director of the Company since 1989. He joined the Company in 1978 and was Chief Financial Officer from April 1988 to May 1996. Mr. Brendzel is licensed to practice law in the state of California. Mr. Brendzel is the brother-in-law of Dr. Baileys.

Mr. Buncher has been President and Chief Executive Officer, and a director of the Company, since March 2000. From July 1998 to February 2000, he was a private investor. Mr. Buncher was President and Chief Executive Officer of Community Dental Services, Inc., a corporation operating dental practices in California, from October 1997 until July 1998. Mr. Buncher was President of the Health Plans Group of Value Health, Inc., a national specialty managed care company, from September 1995 to September 1997. He served as Chairman, President and Chief Executive Officer of Community Care Network, Inc., a Value Health subsidiary, from August 1992 to September 1997, when Value Health was acquired by a third party and Mr. Buncher resigned his positions with that company. Mr. Buncher currently serves on the board of directors of Horizon Health Corporation and one (1) other non-public health care company.

Mr. Daniels was a founder of CAI Advisors & Co., an investment management firm, in 1989 and since that time has been a principal of that entity and its related investment fund vehicles, (collectively referred to as "CAI"). Mr. Daniels is currently a director of Bioanalytical Systems, Inc. He was a past Chairman of Zenith Laboratories, Inc. and has been a director of several other public and private companies.

Mr.  Gates  has  been  Senior  Vice  President and Chief Financial Officer since
November 1999, when he joined the Company, and has been a director of the Company since March 2000. From June 1995 to February 1999, he was Chief Financial Officer, then Treasurer, of Sheridan Healthcare, Inc., a physician practice management company.

Mr. Keating has been Vice President, Marketing and Chief Marketing Officer since May 2001, and was Vice President, Sales and Marketing from February 2000 to May 2001. He was Western Regional Vice President of the Company from October 1997 to February 2000. He joined the Company in 1995 and was Vice President-Imprimis Practice Management Company and Director of Dental Office Operations, Guards Dental, Inc., subsidiaries of the Company from October 1995 until October 1997.

                         PRO FORMA FINANCIAL INFORMATION

Attached hereto as Exhibit C and incorporated by this reference herein is the pro forma financial information for the Company which includes the following:
The unaudited pro forma condensed consolidated balance sheet as of March 31, 2004 and the unaudited pro forma condensed consolidated statement of income for the three months ended March 31, 2004, reflect adjustments to the historical financial position and the historical results of operations, respectively, of the Company to give effect to the reverse stock split and related transactions described herein. The unaudited pro forma condensed consolidated statement of income for the year ended December 31, 2003, reflects adjustments to the historical results of operations of the Company to give effect to the following transactions as if they had been completed as of January 1, 2003: (i) the issuance of $19.0 million of unsecured convertible notes in October 2003; (ii) the acquisition of HND on October 31, 2003; (iii) the acquisition of HNV on October 31, 2003; and (iv) the reverse stock split and related transactions described herein.

The historical results of operations of HND and HNV for the ten months ended October 31, 2003, were derived from the unaudited interim financial statements of HND and HNV, which were prepared on the same basis as the unaudited interim financial statements of HND and HNV for the nine months ended September 30, 2003, which are included in the attached Information Statement as Exhibits D and E, respectively.

The accompanying unaudited pro forma condensed consolidated financial information should be read in conjunction with the consolidated financial statements of the Company included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, and the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2004, enclosed herewith. This unaudited pro forma condensed consolidated financial information is not intended to be indicative of the results that would have occurred if the transactions had actually been completed on the dates indicated, or the results that may occur in any future period.

   REPORT OF COMPENSATION AND STOCK OPTION COMMITTEE ON EXECUTIVE COMPENSATION

COMPENSATION  PHILOSOPHY

The Compensation and Stock Option Committee of the Board of Directors of the Company (the ''Committee'') currently consists of two (2) independent directors who are neither employees nor officers of the Company. During fiscal year 2003, the Committee consisted of Stephen J. Blewitt, Chairman and Leslie B. Daniels. The Committee reviews the Company's executive compensation program and policies, determines the compensation of the Company's Chief Executive Officer (''CEO''), and reviews and approves the CEO's recommendations for the compensation of the other senior executive officers of the Company. The information contained herein relates to fiscal year 2003.

The Committee's philosophy regarding compensation of the Company's senior management is to link rewards to financial and operational performance, to encourage creation of stockholder value and to achieve the Company's strategic goals and objectives. Through its executive compensation policies, the Committee seeks to attract, retain and motivate highly qualified executives who will contribute to the Company's success. Thus, the Committee believes the Company's compensation arrangements must remain competitive with those offered by other companies of similar size and scope of operations, including other publicly and privately-held managed dental health care organizations.

To achieve the goals described herein, the Committee has developed an executive compensation program consisting of three (3) primary components which, taken together, constitute a flexible and balanced method of establishing total compensation for senior management. These components are: (i) base salary which reflects individual performance and contribution to the Company; (ii) defined annual bonus awards payable in cash and tied to the Company's achievement of financial targets and each individual's performance goals and objectives; and (iii) long-term stock-based incentive awards designed to strengthen the mutuality of interests between the Executive Officers and other key employees and the Company's stockholders. The Committee makes option grants to Executive Officers and other key employees of the Company under the Employee Stock Option Plan.

CASH  BASED  COMPENSATION

Salary. Consistent with the Company's position, the Committee's approach to base compensation is to offer competitive salaries in comparison with market practices. Salary decisions are based on an annual review with the CEO, considering the decision-making responsibilities of each position and the experience, work performance, and team-building skills of position incumbents. The salary for the CEO who began his employment with the Company as of March 1, 2000 was established in accordance with the policy for CEO compensation set forth elsewhere in this Report. The salary for Mr. Buncher increased in 2001, as described below under the Chief Executive Officer Compensation section. Mr. Baker was hired by the Company in April 2001 as its Executive Vice President and Chief Operating Officer, and his salary of $220,000 per year was established based upon Mr. Baker's skill and experience and other comparable salaries for his position in the industry which the Company operates. Mr. Buncher did not receive an increase in his cash based compensation during 2003, while the annual cash compensation to Mr. Baker was increased in 2003 to $240,000, which the Committee determined to be commensurate with compensation paid to chief operating officers of comparable companies.

The cash salary of each of the other Executive Officers is determined by the individual's performance and past and potential contributions to the Company. The Committee also believes that the Company's use of the Employee Stock Option Plan and bonus plan as a supplement to base salary, results in the compensation of its Executive Officers and other key employees being related to the Company's performance.

The Committee did not provide for any qualifying compensation to be paid to any Executive Officer for deductibility under Section 162(m) of the Internal Revenue Code for 2003 and through the date of this Information Statement. The Committee has not provided for such qualifying compensation and does not intend to provide for such qualifying compensation to its Executive Officers in the foreseeable future.

Bonuses. In 2003, the Committee authorized a bonus compensation program for each of the Named Executive Officers. Bonuses are based upon the overall achievement in increasing the Company's revenue, its level of cash flow and profitability, and an assessment by the CEO of an individual's achievement of specific goals and objectives tied to such person's job responsibilities with the Company, and provides for additional compensation based upon an amount designed to yield a bonus of between zero and up to 200% of an Executive Officer's base annual salary, depending upon the executive's position and performance of the Company.

Bonuses were paid to Messrs. Buncher, Baker, Gates, Brendzel and Keating in the amounts of $382,000, $176,000, $122,000, $106,000 and $79,000, respectively, in accordance with the bonus plan for each such individual in recognition of each such individual's service to the Company in 2003 in assisting the Company complete three (3) acquisitions in 2003, successfully integrate one (1) of the acquisitions into the Company, and begin the integration of the other two (2) acquisitions into the Company, expected to be completed during 2004. The Committee has authorized a retention bonus plan for Executive Officers described under the Section entitled "Executive Compensation" for fiscal year 2004.

EQUITY  BASED  COMPENSATION

The Named Executive Officers have, from time to time, received option grants under the Employee Stock Option Plan of the Company. The purpose of the Plan is to provide such individuals with additional incentives to maximize stockholder value. The Plan also utilizes vesting periods to encourage key employees to continue in the employ of the Company. The size of the option grant to each Named Executive Officer is set at a level which is intended to create a meaningful opportunity for stock ownership based upon the individual's current position with the Company, and job responsibilities. In 2003, the Committee granted stock options to the Named Executive Officers as set forth herein.

CHIEF  EXECUTIVE  OFFICER  COMPENSATION

The process of determining the compensation for the Company's CEO and the factors taken into consideration in such determination are generally the same as the process and factors used in determining the compensation of all of the executive officers of the Company. The Committee considers both the Company's overall performance and the CEO's individual performance. The annual salary for Mr. Buncher was increased to $250,000 in 2001 as a result of Mr. Buncher's overall efforts in returning the Company to profitability, and remains the same at present. A significant portion of the increase from 2000 to 2001 was due to the fact that Mr. Buncher was employed by the Company a full year in 2001 and 10 months in 2000. Bonuses for the CEO are based upon the overall achievements in increasing the Company's EBITDA. In 2003, the Company established a bonus plan for Mr. Buncher for calendar year 2003 that was based upon the overall achievement of increasing the Company's EBITDA. Since the EBITDA threshold was met by the Company in 2003, Mr. Buncher was paid a bonus for this plan in 2004 in the amount of $382,000. Mr. Buncher's current salary was determined based on an analysis of salaries paid by peer companies and on his knowledge and experience in the health care industry, and individual performance. A bonus plan was also established for Mr. Buncher for calendar year 2004 that is described in the Section entitled "Executive Compensation."

The Compensation and Stock Option Committee comprised of the following members of the Board of Directors of the Company have furnished this Report as of December 31, 2003.

                                           Respectfully submitted,

                                           Stephen J. Blewitt, Chairman
                                           Leslie B. Daniels

                 APPOINTMENT OF REGISTERED INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors selected the registered independent accounting firm of Deloitte & Touche LLP (''Deloitte''), to audit the financial statements of the Company for the fiscal year ended December 31, 2003. Deloitte has served as the Company's registered independent auditors for more than five (5) years. A representative of Deloitte will be present at the Annual Meeting and will have the opportunity to make a statement if he or she so desires, and will be available to respond to appropriate questions. The Audit Committee must approve in advance any audit or non-audit engagement or relationship between the Company and Deloitte. As a result, the Audit Committee pre-approved the provision of audit related services and tax services provided by Deloitte as described below. The Audit Committee has determined that the provision of non-audit services by Deloitte is compatible with maintaining Deloitte's independence.

The following table represents the aggregate fees billed by Deloitte, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates, for professional services rendered to the Company for the years ended December 31, 2003 and 2002.

                                             2003      2002
                                           --------  --------
  Audit Fees                               $309,500  $232,000
  Audit Related Fees, which consist of an
    audit of the Company's 401(k) plan       15,000    14,600
  Tax Fees                                   22,500    20,000
                                           --------  --------
    Total                                  $347,000  $266,600


                            REPORT OF AUDIT COMMITTEE

The Audit Committee of the Board of Directors of the Company (the ''Audit Committee'') currently consists of three (3) independent directors who are neither employees nor officers of the Company. During fiscal year 2003, the Audit Committee consisted of Leslie B. Daniels, Chairman, Neil R. Anderson, who was appointed to the Committee in May 2003, and Stephen J. Blewitt. Each member of the Audit Committee satisfies the current standards for independence as defined in the NASD listing standards. The Audit Committee recommends to the Board of Directors the selection of the Company's registered independent auditors.

Management is responsible for the Company's internal controls, the financial reporting process, and preparation of the consolidated financial statements of the Company. The registered independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee this process.

In this context, the Audit Committee has met and held discussions with management and the registered independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements for the year ended December 31, 2003, were prepared in accordance with generally accepted accounting principles. The Audit Committee reviewed and discussed these consolidated financial statements with management and the registered independent auditors. The Audit Committee further discussed with the registered independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), and with and without Management present, discussed and reviewed the results of the registered independent auditors' audit of these consolidated financial statements.

The Company's registered independent auditors also provided to the Audit Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the registered independent auditors any relationship that may impact that firm's objectivity and independence, and satisfied itself as to the auditors' independence.

In accordance with the provisions of the Sarbanes Act, Mr. Daniels has been designated by the Audit Committee as the "Audit Committee Financial Expert" as defined in the rules promulgated by the SEC and in the Sarbanes Act.

Based upon the Audit Committee's discussions with management and the registered independent auditors and the Audit Committee's review of the representations of management and the report of the registered independent auditors to the Audit
Committee, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, filed with the SEC.

                                           Respectfully  submitted,

                                           Leslie  B.  Daniels,  Chairman
                                           Neil  R.  Anderson
                                           Stephen  J.  Blewitt

                            PROPOSALS BY STOCKHOLDERS

A stockholder that intends to present a proposal at the next annual meeting of the Company's stockholders and desires the proposal to be included in the Company's Proxy or Information Statement and form of proxy, if any, relating to that meeting must deliver or mail a notice of such proposal to the Company at its principal executive offices on a timely basis. In order to be timely, such notice must be received by the Company at its executive offices no later than January 2, 2005, to be included in the Company's Proxy or Information Statement and form of proxy, if any, for that meeting. If the stockholder's notice is not timely made, the proposal will not be properly brought before the Annual Meeting and the Company may exercise discretionary voting with respect to such stockholder proposal. In order to make nominations for the election of the Board of Directors at the next Annual Meeting, a stockholder must provide written notice to the Company at its principle offices containing the information described above under the Section entitled "Elections of Directors-Introduction" not later than June 4, 2004. If such notice is not timely given, a nomination made at the meeting will not be recognized.

                           VOTE REQUIRED FOR APPROVAL

Directors will be elected at the Annual Meeting by a plurality of the votes of the shares of each class of stock entitled to vote on the election of the respective directors. Accordingly, the nominees for director receiving the highest number of affirmative votes cast on the election of respective directors at the Annual Meeting will be elected as directors. Approval of the Amendment to the Company's Restated Certificate of Incorporation to effect the reverse stock split requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote on the proposal voting as a separate class, and the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Preferred Stock voting as a single class.

                 FINANCIAL STATEMENTS AND FINANCIAL INFORMATION

ANNUAL  REPORT  FOR  2003  AND  QUARTERLY  REPORT  FOR THE FIRST QUARTER OF 2004

The Company's Annual Report on Form 10-K for the year ended December 31, 2003, which contains audited consolidated financial statements of the Company for the fiscal year ended December 31, 2003, and certain additional financial information, and the Company 's Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 which contains unaudited condensed consolidated financial statements of the Company for the quarter ended March 31, 2004, are being mailed to stockholders of record with this Information Statement. Upon written request of any person who is a record holder of Common Stock or Preferred Stock as of the close of business on June 11, 2004, the Company will also provide without charge to such person a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, as filed with the SEC, excluding exhibits. Any written request must be directed as follows:

                                  Corporate  Secretary
                                  SafeGuard  Health  Enterprises,  Inc.
                                  95  Enterprise,  Suite  100
                                  Aliso  Viejo,  California  92656-2605
                                  Telephone:     (949)  425-4300
                                  Facsimile:     (949)  425-4586

FINANCIAL  INFORMATION
The Company's ratio of earnings to fixed charges was as follows for the periods indicated below (in thousands, except ratios):

                                    THREE MONTHS ENDED       YEAR ENDED        YEAR ENDED
                                     MARCH 31, 2004       DECEMBER 31, 2003   DECEMBER 31,
                                    -------------------  -------------------      2002
                                    PRO FORMA   ACTUAL   PRO FORMA   ACTUAL      ACTUAL
                                    ----------  -------  ----------  -------  ------------

Pretax income from
continuing operations               $    1,684  $ 1,684  $    2,452  $ 2,973  $        607
Fixed charges                            1,045    1,045       4,241    2,716         2,499
                                    ----------  -------  ----------  -------  ------------
Earnings, as defined                     2,729    2,729       6,693    5,689         3,106

Interest expense                           356      356       1,480      530           232
Estimated interest included in
rent expense                               689      689       2,761    2,186         2,267
                                    ----------  -------  ----------  -------  ------------
Fixed charges, as defined                1,045    1,045       4,241    2,716         2,499
                                    ----------  -------  ----------  -------  ------------

Ratio of earnings to fixed charges         2.6      2.6         1.6      2.1           1.2
                                    ==========  =======  ==========  =======  ============

The pro forma information shown above is derived from the Company's unaudited pro forma condensed consolidated statements of income in Exhibit C. For purposes of the above calculations, the Company estimated the interest portion of its rent expense related to operating leases based on the estimated useful lives of the underlying assets and an estimate of the Company's incremental borrowing rate.

The Company's book value per share was as follows as of March 31, 2004 (in thousands, except per share amounts):

                                                                    PRO FORMA   ACTUAL
                                                                    ----------  -------
Total stockholders' equity                                          $   23,853  $25,039
Outstanding shares of convertible preferred stock and common stock      23.583   35,771
                                                                    ----------  -------

Book value per share                                                $ 1,011.49  $  0.70
                                                                    ==========  =======

The pro forma information shown above is derived from the Company's unaudited pro forma condensed consolidated balance sheet in Exhibit C. For purposes of the above calculations, the Company included the convertible preferred stock in the number of shares outstanding because the holders of the convertible preferred stock participate in any dividends paid on the Company's common stock on an as converted basis, and because the Company believes the convertible preferred stock is a participating security that is essentially equivalent to common stock, based on all the rights and preferences of both types of stock.

                               EXPENSES OF MEETING

The Company will bear the expenses in preparing, printing, and mailing the Information Statement to the stockholders.

NO PROXIES WILL BE SOLICITED BY THE COMPANY'S MANAGEMENT IN CONNECTION WITH THIS MEETING. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                     By  Order  of  the  Board  of  Directors


May  28,  2004                            /s/  Ronald  I.  Brendzel
Aliso  Viejo,  California            -------------------------------------------
                                     By:  RONALD I. BRENDZEL
                                          Senior Vice President, General Counsel
                                          and Secretary

                                    EXHIBIT A

                           CERTIFICATE OF AMENDMENT OF
                    RESTATED CERTIFICATE OF INCORPORATION OF
                       SAFEGUARD HEALTH ENTERPRISES, INC.

     SAFEGUARD  HEALTH  ENTERPRISES,  INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (herein called the "Corporation"), DOES HEREBY CERTIFY:
                       -----------

     FIRST:  That  the Board of Directors of the Corporation unanimously adopted
     -----
the following resolutions proposing and declaring advisable the following amendment to the Restated Certificate of Incorporation of the Corporation, and submitted such amendment to the stockholders of the Corporation for consideration thereof:

          RESOLVED, that the Restated Certificate of Incorporation of the Corporation, as amended, be further amended by adding the following paragraphs to the end of Article FOURTH thereof:

               "Effective upon filing of this Certificate of Amendment to the Restated Certificate of Incorporation (the "Effective Time"), each
                                                          --------------
          1,500  shares  of  Common  Stock  of  the  Corporation then issued and outstanding  will  be,  without  any  action  of  the  holder thereof, automatically reclassified as and converted into one (1) share of Common Stock (the "Reverse Stock Split"), without any change to par
                                -------------------
          value. If immediately prior to the Reverse Stock Split a stockholder holds less than 1,500 shares or a number of shares that is not evenly divisible by 1,500, then the Corporation will make a cash payment equal to $3,375.00 per new share ($2.25 per old share) (the "Purchase
                                                                        --------
          Price")  for  each fractional share following the Reverse Stock Split.
          -----
          Upon  consummation  of  the  Reverse  Stock  Split:

               (i) each stockholder of record holding less than 1,500 shares of Common Stock immediately prior to the Reverse Stock Split will have only the right to receive cash based upon the Purchase Price and the equity interest of each such stockholder in the Corporation will be terminated and shall no longer confer on such stockholder any further right to vote as a stockholder or share in the Corporation's assets, earnings, or profits following the Reverse Stock Split; and

               (ii) each stockholder of record holding 1,500 or more shares of Common Stock immediately prior to the Reverse Stock Split will continue as a stockholder with respect to the full share or shares of Common Stock resulting from the Reverse Stock Split.

               Upon consummation of the Reverse Stock Split, the conversion rates at which the Corporation's convertible preferred stock may be converted into Common Stock will be adjusted in order to reflect the Reverse Stock Split. These adjustments will be made with respect to each series of preferred stock that is outstanding in accordance with their respective certificate(s) of designation defining their rights and preferences."

          RESOLVED, that Article Fourth of the Restated Certificate of Incorporation of the Corporation, as amended, be further amended as follows:

               "FOURTH. The total number of shares of stock that the corporation shall have authority to issue is Thirty One Million Thirty Six Thousand (31,036,000), of which Thirty Six Thousand (36,000) shares are Common Stock, par value one cent $.01) per share, and Thirty-One Million (31,000,000) shares are Preferred Stock, par value one cent ($.01) per share."

     SECOND:  All  other  terms  of  the  Company's  Restated  Certificate  of
     ------
Incorporation  dated  as of October 30, 2000, as amended, shall remain the same.

     THIRD:  That  thereafter, pursuant to resolution of its Board of Directors,
     -----
a meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

     FOURTH:  That  said  amendment  was  duly  adopted  in  accordance with the
     ------
provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its duly authorized officers June 24, 2004.

SAFEGUARD  HEALTH  ENTERPRISES,  INC.


By:                                       By:
   -------------------------------------     -----------------------------------
   JAMES E. BUNCHER                          RONALD I. BRENDZEL
   President and Chief Executive Officer     Senior Vice President and Secretary

                                    EXHIBIT B

                    OPINION OF SHATTUCK HAMMOND PARTNERS LLC


[GRAPHIC  OMITED]

Shattuck
Hammond
--------
Partners                                        Shattuck  Hammond  Partners  LLC
                                                630  Fifth  Avenue,  Suite  2950
                                                New  York,  NY  10111
                                                212.314.0400   tel
                                                212.314.0444   fax

November  24,  2003

The  Board  of  Directors
SafeGuard  Health  Enterprises,  Inc.
95  Enterprise,  Suite  100
Aliso  Viejo,  CA  92656-2605

Members  of  the  Board  of  Directors:

You have requested our opinion as to the fairness, from a financial point of view, of the per share consideration to be received by the holders of common stock, par value $0.01 per share (the "Common Stock"), of SafeGuard Health Enterprises, Inc. ("SafeGuard" or the "Company"), who will hold fractional shares immediately following the proposed reverse stock split of the Common Stock (the "Reverse Stock Split"). As more fully described in the Board Resolutions, dated November 24, 2003 (the "Board Resolutions"), pursuant to the terms of the contemplated Reverse Stock Split, each 1,500 outstanding shares of Common Stock will be converted into one share of new Common Stock, and each holder of fractional shares of Common Stock created thereby will receive cash consideration in lieu thereof in an amount equal to $2.25 per share of Common Stock on a pre-split basis (the "Consideration"). The Reverse Stock Split together with the Consideration is referred to as the "Transaction."

We have been engaged by the Board of Directors of SafeGuard pursuant to an engagement agreement dated November 6, 2003. We have not been requested to, and did not, solicit third party indications of interest in acquiring all or any part of the Company. Furthermore, we have not negotiated the Transaction or advised SafeGuard with respect to alternatives to it. Moreover, while shareholder approval is necessary to approve the Transaction, we understand that it is anticipated that members of the Board of Directors, officers of the Company, their respective affiliates, and other affiliates of the Company as that term is defined by the Securities and Exchange Commission, who collectively account for approximately 68% of the Common Stock and 100% of SafeGuard's Preferred Stock have indicated that they will vote in favor of the Transaction. We further understand that the Transaction must be approved by the holders of the Common Stock voting as a separate class and the holders of the Common Stock and Preferred Stock voting together as a single class.


       INVESTMENT BANKING - UNDERWRITING & TRADING - MERGERS, ACQUISITIONS &
            DIVESTITURES  NEW YORK, SAN FRANCISCO, ATLANTA & CHICAGO

The  Board  of  Directors
SafeGuard  Health  Enterprises,  Inc.
November  24,  2003
Page  2


For  the  purposes  of  this  opinion,  we  have:

   (i) Reviewed the following documents filed by SafeGuard with the Securities and Exchange Commission: Forms 10-K for SafeGuard for the years ended December 31, 2002 and 2001; Forms 10-Q for the quarters ended March 31, 2003, June 30, 2003, and September 30, 2003; and Information Statement for the Annual Meeting of Stockholders, dated as of June 10, 2003;

   (ii) Reviewed various unaudited internal financial and statistical reports, prepared by management, regarding the operations of SafeGuard for the years ended December 31, 2001, and 2002, and the latest twelve months ended September 30, 2003;

   (iii)  Reviewed  management's  projections  for  the  estimated  year ended
          December 31, 2003 and the projected years ended December 31, 2004-2008. These projections include the Health Net Transaction, as defined and described below;

   (iv) Reviewed the form of the Six Percent (6%) Convertible Note, dated October 31, 2003, issued by SafeGuard to finance the Health Net
          Transaction, as described below, and to provide the Company with additional working capital;

   (v) Reviewed the definitive agreements related to the following transactions: (i) SafeGuard's acquisition of the dental benefit business of Health Net, Inc. ("Health Net"), dated April 7, 2003; (ii) the strategic relationship (the "Strategic Relationship") between SafeGuard and Health Net for the provision of dental benefits to certain Health Net members, dated April 7, 2003; and (iii) SafeGuard's acquisition of the vision benefit business of Health Net, dated June 30, 2003 (collectively, the "Health Net Transaction");

   (vi) Reviewed an analysis, prepared by management, of the Company's acquisition of Ameritas Managed Dental Plan, Inc. (the "Ameritas Transaction");

   (vii) Reviewed a Board presentation and analysis, dated March 22, 2002, related to the Company's acquisition of Paramount Dental Plan, Inc.

The  Board  of  Directors
SafeGuard  Health  Enterprises,  Inc.
November  24,  2003
Page  3


   (viii) Reviewed a memorandum prepared by management to the Board of Directors, dated October 31, 2003, which, among other things, reviewed the rationale for effecting a going private transaction through a reverse stock split and various alternatives thereto, reviewed the potential cost savings anticipated to be realized in connection with a going private transaction and recommended an offer price of $2.00 per share in conjunction with a potential reverse stock split;

   (ix) Reviewed the Board Resolutions, dated November 24, 2003, related to the Transaction;

   (x) Reviewed an analysis prepared by management of the estimated costs and synergies associated with integrating the Health Net Transaction into the Company;

   (xi) Reviewed pro forma income statements prepared with information provided by management, and which were reviewed by management, for the latest twelve months ended September 30, 2003 and the estimated year ended December 31, 2003 which: (i) included the Health Net Transaction, excluding the Strategic Relationship, and the Ameritas Transaction for the full period; and (ii) assumed that all estimated synergies were achieved at the beginning of the period. In addition, we reviewed a pro forma income statement for the projected full year ended December 31, 2004, which assumed that all estimated synergies were achieved at the beginning of the period;

   (xii) Discussed the business, operations, projections, pro forma income statements, Health Net Transaction, capital structure and prospects of SafeGuard with management;

   (xiii) Reviewed the historical market prices and trading volume for the Company's Common Stock;

   (xiv) Reviewed certain publicly available financial data for certain companies that we deem to be comparable to SafeGuard, and publicly available prices and premiums paid in conjunction with certain transactions involving the acquisition of publicly-traded companies and going private transactions through reverse stock splits; and

   (xv) Conducted such other studies, analyses, investigations and inquiries, and considered such other information, as we deemed relevant.

The  Board  of  Directors
SafeGuard  Health  Enterprises,  Inc.
November  24,  2003
Page  4


In rendering our opinion, we have assumed and relied upon the accuracy and completeness of all documents and other information supplied or otherwise made available to us by SafeGuard or obtained by us from other sources, and we have relied upon the assurances of the management of SafeGuard that they are unaware of any information or facts that would make the information provided to us incomplete or misleading. While we have discussed the information provided to us with management of SafeGuard, we have not independently verified such information, undertaken an independent appraisal of the assets or liabilities (contingent or otherwise) of SafeGuard, or been furnished with any such appraisals of SafeGuard. With respect to financial forecasts prepared by SafeGuard and the pro forma income statements prepared in conjunction with SafeGuard as described above, we have been advised by the management of SafeGuard, and we have assumed with your permission, that they have been reasonably prepared and reflect management's best currently available estimates and judgment as to the expected future financial performance of such entities. We have also assumed that the Reverse Stock Split will be consummated upon the terms set forth in on the Board Resolutions, without material modification or waiver.

Our opinion is necessarily based upon market, economic and other conditions that exist and can be evaluated as of the date of this letter, and on information available to us as of the date hereof. We disclaim any undertaking or obligation to advise any person of any change in any fact or matter affecting the opinion expressed herein that may come or be brought to our attention after the date hereof.

As part of its investment banking business, Shattuck Hammond Partners LLC is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of securities, private placements and other purposes.

The opinion expressed herein does not constitute a recommendation as to any action the Board of Directors or any stockholder of SafeGuard should take in connection with the Transaction. This opinion addresses only the fairness, from a financial point of view, of the Consideration. Further, we express no opinion herein as to the structure, tax consequences or effect of any other aspect of the Reverse Stock Split.

The  Board  of  Directors
SafeGuard  Health  Enterprises,  Inc.
November  24,  2003
Page  5


Based upon and subject to the foregoing, it is our opinion, as investment bankers, that, as of the date hereof, the Consideration to be received by holders of the Common Stock who will hold fractional shares immediately following the Reverse Stock Split is fair, from a financial point of view, to such holders.

                                    Very  truly  yours,

                                    /s/  Shattuck  Hammond  Partners  LLC

                                    Shattuck  Hammond  Partners  LLC

                                    EXHIBIT C


                  PRO  FORMA  FINANCIAL  INFORMATION  FOR
                   SAFEGUARD  HEALTH  ENTERPRISES,  INC.
                               TABLE  OF  CONTENTS


ITEM                                                                                    PAGE
----                                                                                    ----
Introduction to Unaudited Pro Forma Consolidated Financial Information . . . . . . . .    75
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2004. . . . .    77
Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2004    78
Unaudited Pro Forma Condensed Consolidated Statement of Income for
  the three months ended March 31, 2004. . . . . . . . . . . . . . . . . . . . . . . .    79
Notes to Unaudited Pro Forma Condensed Consolidated Statement of Income for
  the three months ended March 31, 2004. . . . . . . . . . . . . . . . . . . . . . . .    80
Unaudited Pro Forma Condensed Consolidated Statement of Income for
  the year ended December 31, 2003 . . . . . . . . . . . . . . . . . . . . . . . . . .    81
Notes to Unaudited Pro Forma Condensed Consolidated Statement of Income for
  the year ended December 31, 2003 . . . . . . . . . . . . . . . . . . . . . . . . . .    82

              SAFEGUARD HEALTH ENTERPRISES, INC., AND SUBSIDIARIES
                           INTRODUCTION TO UNAUDITED
                  PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

GENERAL
--------

The accompanying unaudited pro forma condensed consolidated balance sheet as of March 31, 2004 reflects adjustments to the historical financial position of SafeGuard Health Enterprises, Inc. and its subsidiaries (the "Company") to give effect to the reverse stock split and related transactions described herein as if they had been completed as of March 31, 2004. The accompanying unaudited pro forma condensed consolidated statement of income for the three months ended March 31, 2004, reflects adjustments to the historical results of operations of the Company to give effect to the reverse stock split and related transactions described herein as if they had been completed as of January 1, 2004. The accompanying unaudited pro forma condensed consolidated statement of income for the year ended December 31, 2003, reflects adjustments to the historical results of operations of the Company to give effect to the following transactions as if they had been completed as of January 1, 2003: (i) the issuance of $19.0 million of unsecured convertible notes in October 2003; (ii) the acquisition of Health Net Dental, Inc. ("HND") on October 31, 2003; (iii) the acquisition of Health
Net Vision, Inc. ("HNV") on October 31, 2003; and (iv) the reverse stock split and related transactions described herein.

The historical results of operations of HND and HNV for the ten months ended October 31, 2003, were derived from the unaudited interim financial statements of HND and HNV, which were prepared on the same basis as the unaudited interim financial statements of HND and HNV for the nine months ended September 30, 2003, which are included in the attached Information Statement as Exhibits D and E, respectively.

The accompanying unaudited pro forma condensed consolidated financial information should be read in conjunction with the consolidated financial statements of the Company included in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2004, and the Company's Annual Report on Form 10-K for the year ended December 31, 2003. This unaudited pro forma condensed consolidated financial information is not intended to be indicative of the results that would have occurred if the transactions had actually been completed on the dates indicated, or the results that may occur in any future period.

PRO  FORMA  RESULTS  OF  OPERATIONS
------------------------------------

The accompanying unaudited pro forma condensed consolidated statement of income for the year ended December 31, 2003, does not reflect any pro forma adjustments to the selling, general and administrative ("SG&A") expenses incurred by HND and HNV during the ten months ended October 31, 2003. The Company believes the integration of the operations of HND and HNV into the Company's pre-existing operations will result in certain economies of scale, as there is significant duplication of fixed SG&A expenses, which the Company expects to eliminate during the integration process. Accordingly, the Company believes the total amount of SG&A expenses it will incur after the integration of these acquisitions is completed will be significantly less than the sum of the historical SG&A expenses incurred by the Company, HND and HNV during the period presented.

While the Company expects that the net effect of the acquisitions of HND and HNV on its results of operations will be an increase in its earnings per share, primarily due to anticipated reductions in SG&A expenses, the Company does not expect to realize all of the expected reductions in SG&A expense until the operations of HND and HNV are fully integrated into the Company's pre-existing operations. There can be no assurance that the Company will realize the anticipated economies of scale at any time in the future.

ACQUISITIONS  OF  HND  AND  HNV
-------------------------------

Effective October 31, 2003, the Company acquired all of the outstanding capital stock of HND, which was a California dental HMO, and certain preferred provider organization ("PPO")/indemnity dental business underwritten by Health Net Life Insurance Company ("HNL"), which was formerly an affiliate of HND, for $10.7 million in cash and an agreement to provide private label dental HMO and PPO/indemnity products to be sold in the marketplace by subsidiaries of Health Net, Inc., the former parent company of HND, for a period of at least five years following the transaction, subject to certain conditions. Effective October 31, 2003, the Company also acquired all of the outstanding capital stock of HNV, which was a California vision HMO and a former affiliate of HND, and certain PPO/indemnity vision business underwritten by HNL, for $4.5 million in cash.

The acquisitions were financed through the issuance of $19.0 million of unsecured convertible promissory notes to certain of the Company's principal stockholders in October 2003. The proceeds from the convertible notes were used primarily to finance the acquisitions, to satisfy the increase in the Company's regulatory net worth requirements related to the PPO/indemnity dental and vision business that was acquired, which is estimated to be $3.8 million, and to provide working capital that may be required in connection with the integration of the acquired businesses into the Company's pre-existing operations and other purposes.

The convertible notes bear interest at 6.0% annually, and are convertible into the Company's Common Stock at the rate of $1.75 per share, at the option of the holder. There are no principal payments due under the convertible notes prior to January 31, 2010, then principal payments are due beginning on January 31, 2010, and each three months thereafter through July 31, 2013, pursuant to a 10-year amortization schedule, and the remaining balance is payable in full on October 31, 2013. The convertible notes are payable in full upon a change in control of the Company, at the holder's option. The Company has the option of redeeming the convertible notes prior to the scheduled maturity dates, provided that it redeems all the convertible notes held by each holder for which it redeems any of the notes, and that it redeems the notes for 229% of face value during the first seven years after the date of issuance, for 257% of face value during the eighth year after issuance, for 286% of face value during the ninth year after issuance, and for 323% of face value during the tenth year after issuance.

CONTRACTS  UNDERWRITTEN  BY  HEALTH  NET  LIFE  INSURANCE  COMPANY
------------------------------------------------------------------

The accompanying unaudited pro forma condensed consolidated statement of income for the year ended December 31, 2003, does not include the results related to the group dental and vision insurance contracts underwritten by HNL (the "HNL Contracts"). For the ten months ended October 31, 2003, premium revenue related to the HNL Contracts was $15.9 million, operating expenses related to the HNL Contracts were $15.4 million, and pretax income was $0.5 million.

REVERSE  STOCK  SPLIT  AND  RELATED  TRANSACTIONS
-------------------------------------------------

On November 24, 2003, the Board of Directors of the Company approved a 1-for-1,500 reverse stock split of the Company's Common Stock, which is currently pending approval by its stockholders. In connection with the reverse stock split, the Company intends to complete the following related transactions:
(i) the payment of cash for any fractional shares of Common Stock that result from the reverse stock split, at a price of $2.25 per pre-split share; (ii) the purchase of all of its Common Stock that is held by participants in the Company's 401(k) plan, at a price of $2.25 per pre-split share; and (iii) the adjustment of all outstanding employee stock options to reflect the reverse stock split, and the liquidation of any options to purchase fractional shares of Common Stock, based on a price of $2.25 per pre-split share.

OTHER  ACQUISITION
------------------

The Company completed the acquisition of Ameritas Managed Dental Plan, Inc. on March 31, 2003. The pro forma effect of this acquisition is not included in the accompanying pro forma condensed consolidated statement of income for the year ended December 31, 2003, because the effect of the acquisition was not significant.


                                SAFEGUARD HEALTH ENTERPRISES, INC. AND SUBSIDIARIES
                              UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                AS OF MARCH 31, 2004
                                                   (IN THOUSANDS)


                                                                                      PRO FORMA        PRO
                                                                     HISTORICAL      ADJUSTMENTS      FORMA
                                                                    ------------  ----------------  ---------
                       ASSETS
Current assets:
  Cash and cash equivalents                                         $     4,799   $     (1,186) (a)  $ 3,613
  Investments                                                            24,467             --        24,467
  Accounts receivable                                                     4,949             --         4,949
  Deferred tax assets                                                     1,538             --         1,538
  Other current assets                                                    1,284             --         1,284
                                                                    ------------  -------------     ---------
    Total current assets                                                 37,037         (1,186)       35,851

Property and equipment                                                    4,869             --         4,869
Restricted investments                                                    2,940             --         2,940
Goodwill                                                                 12,347             --        12,347
Intangible assets                                                         9,817             --         9,817
Deferred tax assets                                                       2,778             --         2,778
Other assets                                                                739             --           739
                                                                    ------------  -------------     ---------

    Total assets                                                    $    70,527   $     (1,186)     $ 69,341
                                                                    ============  =============     =========

           LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable                                                  $     2,114   $         --      $  2,114
  Accrued expenses                                                        7,014             --         7,014
  Current portion of long-term debt and capital lease obligations           253             --           253
  Claims payable and claims incurred but not reported                     9,763             --         9,763
  Deferred premium revenue                                                2,675             --         2,675
                                                                    ------------  -------------     ---------
    Total current liabilities                                            21,819             --        21,819

Long-term debt and capital lease obligations                             22,502             --        22,502
Other long-term liabilities                                               1,167             --         1,167

Stockholders' equity:
  Convertible preferred stock and additional paid-in capital             41,250             --        41,250
  Common stock and additional paid-in capital                            22,798         (1,186) (b)   21,612
  Retained earnings (accumulated deficit)                               (21,248)            --       (21,248)
  Accumulated other comprehensive income                                     65             --            65
  Treasury stock, at cost                                               (17,826)            --       (17,826)
                                                                    ------------  -------------     ---------
    Total stockholders' equity                                           25,039         (1,186)       23,853
                                                                    ------------  -------------     ---------

    Total liabilities and equity                                    $    70,527   $     (1,186)     $ 69,341
                                                                    ============  =============     =========

                       See Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet.

               SAFEGUARD HEALTH ENTERPRISES, INC. AND SUBSIDIARIES
                          NOTES TO UNAUDITED PRO FORMA
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 2004
                                 (IN THOUSANDS)

The pro forma adjustments reflected on the unaudited pro forma condensed consolidated balance sheet are as follows:

(a) Represents the estimated cost of the transactions related to the reverse stock split as follows:

Estimated payments to stockholders in lieu of fractional shares of Common Stock    $  (508)
Purchase shares of Common Stock held by participants in the Company's 401(k) plan     (387)
Payments for options to purchase fractional shares of Common Stock                     (41)
Cost of fairness opinion related to amount paid for fractional shares                 (130)
Legal and accounting fees, and other transaction expenses                             (120)
                                                                                   --------
  Total                                                                            $(1,186)
                                                                                   ========

(b) Represents the estimated cost of the transactions related to the reverse stock split.

                    SAFEGUARD HEALTH ENTERPRISES, INC. AND SUBSIDIARIES
                         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                                    STATEMENT OF INCOME
                             THREE MONTHS ENDED MARCH 31, 2004
                           (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                               HISTORICAL     PRO FORMA      PRO
                                                COMPANY      ADJUSTMENTS    FORMA
                                              ------------  -------------  --------
Premium revenue, net                          $    43,496   $     --       $43,496

Health care services expense                       31,195         --        31,195
Selling, general and administrative expense        10,383         --        10,383
                                              ------------  ---------      --------

Operating income                                    1,918         --         1,918

Investment and other income                           122         --           122
Interest expense                                     (356)        --          (356)
                                              ------------  ---------      --------

Income before income taxes                          1,684         --         1,684
Income tax expense                                    575         --           575
                                              ------------  ---------      --------

Net income                                    $     1,109   $     --       $ 1,109
                                              ============  =========      ========

Basic net income per share                    $      0.03                  $ 47.05
Weighted average basic shares outstanding          35,758    (35,734) (a)   23.573

Diluted net income per share (b)              $      0.03                  $ 40.02
Weighted average diluted shares outstanding        49,768    (49,735) (c)   32.909

        See Notes to Unaudited Pro Forma Condensed Consolidated Statement of Income.

BLACKLINED
               SAFEGUARD HEALTH ENTERPRISES, INC. AND SUBSIDIARIES
               NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                               STATEMENT OF INCOME
                        THREE MONTHS ENDED MARCH 31, 2004
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

The pro forma adjustments reflected on the unaudited pro forma condensed consolidated statement of income are as follows:

(a) Includes the following adjustments related to the pending reverse stock split:

    Estimated fractional shares of Common Stock that will be liquidated
      by the Company                                                                (226)
    Shares of Common Stock in the Company's 401(k) plan that will be liquidated     (172)
    Effect of 1-for-1,500 reverse stock split                                    (35,336)
                                                                                 --------
      Adjustment to basic common shares outstanding                              (35,734)
                                                                                 ========

(b)  Diluted  net  income  per  share  is  computed  as  follows:

                                                 HISTORICAL   PRO FORMA
                                                 -----------  ----------
    Net income                                   $     1,109  $    1,109
    Interest expense on convertible notes,
      net of tax effect                                  208         208
                                                 -----------  ----------
      Adjusted net income                        $     1,317  $    1,317

    Weighted average diluted shares outstanding       49,768      32.909
    Diluted net income per share                 $      0.03  $    40.02

(c) Includes the following adjustments related to the pending reverse stock split:

    Estimated fractional shares of Common Stock that will be liquidated
      by the Company                                                                (226)
    Shares of Common Stock in the Company's 401(k) plan that will be liquidated     (172)
    Impact of options to purchase fractional shares that will be liquidated           (6)
    Effect of 1-for-1,500 reverse stock split                                    (49,331)
                                                                                 --------
    Adjustment to diluted common shares outstanding                              (49,735)
                                                                                 ========


                              SAFEGUARD HEALTH ENTERPRISES, INC. AND SUBSIDIARIES
                                  UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                                              STATEMENT OF INCOME
                                         YEAR ENDED DECEMBER 31, 2003
                                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                    HISTORICAL
                                              ----------------------------    PRO FORMA          PRO
                                               COMPANY      HND      HNV     ADJUSTMENTS        FORMA
                                              ---------  ---------  ------  -------------      ---------
Premium revenue, net                          $104,891   $ 40,505   $7,285  $     (2,052) (a)  $150,629

Health care services expense                    73,194     28,310    3,548        (1,414) (a)   103,638
Selling, general and administrative expense     28,684     11,935    2,024         1,126  (b)    43,769
                                              ---------  ---------  ------  -------------      ---------

Operating income                                 3,013        260    1,713        (1,764)         3,222

Investment and other income                        490        138       82            --            710
Interest expense                                  (530)        --       --          (950) (c)    (1,480)
                                              ---------  ---------  ------  -------------      ---------

Income before income taxes                       2,973        398    1,795        (2,714)         2,452
Income tax expense                              (4,840)       180      734          (903) (d)    (4,829)
                                              ---------  ---------  ------  -------------      ---------

Net income                                    $  7,813   $    218   $1,061  $     (1,811)      $  7,281
                                              =========  =========  ======  =============      =========

Basic net income per share                    $   0.22                                         $ 306.19
Weighted average basic shares outstanding       35,719                           (35,695) (e)    23.547

Diluted net income per share (f)              $   0.20                                         $ 249.57
Weighted average diluted shares outstanding     40,244                           (40,211) (g)    32.588

                 See notes to unaudited pro forma condensed consolidated statement of income.

               SAFEGUARD HEALTH ENTERPRISES, INC. AND SUBSIDIARIES
               NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                               STATEMENT OF INCOME
                          YEAR ENDED DECEMBER 31, 2003
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

The pro forma adjustments reflected on the unaudited pro forma condensed consolidated statement of income are as follows:

(a) Represents premium revenue and health care services expense related to members of HNV who were enrolled in connection with Medicaid or Medi-Cal programs, which were not transferred to the Company in the acquisition. This business was transferred to a third party prior to the Company's acquisition of HNV.

(b) Represents amortization of intangible assets acquired in the acquisitions, based on straight-line amortization over the useful life of each asset, as shown below:


                                                              WEIGHTED      ANNUAL
                                                  ORIGINAL    AVERAGE    AMORTIZATION
                                                    COST        LIFE        EXPENSE
                                                  ---------  ----------  -------------
     Customer relationships                       $   5,237   6.2 years  $       1,206
     Provider networks                                2,230  20.0 years            112
     Other intangible assets                            301  11.7 years             33
                                                                         -------------
       Annual amortization expense                                       $       1,351
                                                                         =============

       Amortization expense for ten-month period                         $       1,126
                                                                         =============

(c) Represents interest expense on the convertible notes issued in October 2003, as follows:

       Convertible notes issued                               $19,000
       Interest rate on convertible notes                         6.0%
                                                              --------
         Annual interest expense on convertible notes         $ 1,140
                                                              ========

         Adjustment to interest expense for ten-month period  $   950
                                                              ========

(d)  Includes  the  following  adjustments:

         Elimination of income tax expense recognized by HND and HNV                 $(914)
         Pro forma income tax expense related to HND, HNV and pro forma adjustments     11
                                                                                     ------
         Adjustment to income tax expense                                            $(903)
                                                                                     ======

(e) Includes the following adjustments related to the pending reverse stock split:

       Estimated fractional shares of Common Stock that will be liquidated
         by the Company                                                                (226)
       Shares of Common Stock in the Company's 401(k) plan that will be liquidated     (172)
       Effect of 1-for-1,500 reverse stock split                                    (35,297)
                                                                                    --------
         Adjustment to basic common shares outstanding                              (35,695)
                                                                                    ========

(f)  Diluted net income per share is computed as follows:

                                                 HISTORICAL   PRO FORMA
                                                 -----------  ----------

    Net income                                   $     7,813  $    7,281
    Interest expense on convertible note,
      net of tax effect                                  272         852
                                                 -----------  ----------
      Adjusted net income                        $     8,085  $    8,133

    Weighted average diluted shares outstanding       40,244      32.588
    Diluted net income per share                 $      0.20  $   249.57



(g) Includes the following adjustments related to the pending reverse stock split:

  Effect of convertible notes issued in October 2003                             9,043
  Estimated fractional shares of Common Stock that will be liquidated
    by the Company                                                                (226)
  Shares of Common Stock in the Company's 401(k) plan that will be liquidated     (172)
  Impact of options to purchase fractional shares that will be liquidated           (6)
  Effect of 1-for-1,500 reverse stock split                                    (48,850)
                                                                               --------
  Adjustment to diluted common shares outstanding                              (40,211)
                                                                               ========

                                    EXHIBIT D

                        AUDITED FINANCIAL STATEMENTS FOR
                             HEALTH NET DENTAL, INC.






                               HEALTH  NET  DENTAL,  INC.

                               (FORMERLY KNOWN AS DENTICARE OF CALIFORNIA, INC.)

                               Financial  Statements  and
                               Registered  Independent  Auditors'  Report

REGISTERED  INDEPENDENT  AUDITORS'  REPORT

Board  of  Directors  and  Shareholder
Health  Net  Dental,  Inc.
Irvine,  California

We have audited the accompanying balance sheets of Health Net Dental, Inc. (formerly known as DentiCare of California, Inc.), (the "Company") as of December 31, 2002 and 2001 and the related statements of operations, shareholder's equity and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Health Net Dental, Inc. as of December 31, 2002 and 2001 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 9 to the financial statements, Health Net, Inc., the Company's Parent, has agreed to sell the Company to an unrelated party.

DELOITTE  &  TOUCHE  LLP

Los  Angeles,  California


February  17,  2003
  (April  7,  2003  as  to  Note  9)

                                       HEALTH NET DENTAL, INC.
                          (FORMERLY KNOWN AS DENTICARE OF CALIFORNIA, INC.)

BALANCE  SHEETS  (IN  THOUSANDS,  EXCEPT  SHARE  DATA)
--------------------------------------------------------------------------------------------------

                                                                  SEPTEMBER 30,     DECEMBER 31,
ASSETS                                                                2003         2002     2001
                                                                  -------------  -----------------
                                                                   (UNAUDITED)

CURRENT ASSETS:
  Cash and cash equivalents                                       $       6,211   $ 3,873  $ 4,118
  Investments available for sale                                          1,910     3,146    1,529
  Premiums receivable-net of allowance of $53 (2002) and
    $69 (2001)                                                            1,955     1,494    1,871
  Receivables from affiliates                                               484       235      341
  Deferred income taxes                                                     356       295      591
  Other assets                                                               55       189      149
                                                                  --------------  -------  -------

           Total current assets                                          10,971     9,232    8,599

RESTRICTED CASH AND INVESTMENTS                                             410       407      401

PROPERTY AND EQUIPMENT-Net                                                  855     1,444    2,209

OTHER NONCURRENT ASSETS                                                      26        26       53
                                                                  --------------  -------  -------

TOTAL                                                             $      12,262   $11,109  $11,262
                                                                  ==============  =======  =======


LIABILITIES AND SHAREHOLDER'S EQUITY

CURRENT LIABILITIES:
  Reserves for claims                                             $       2,098   $ 1,929  $ 1,308
  Accounts payable and other liabilities                                  2,282     1,791    2,541
  Unearned premiums                                                       1,267     1,206      868
  Payables to affiliates                                                  1,592     1,567    1,101
                                                                  --------------  -------  -------

           Total current liabilities                                      7,239     6,493    5,818
                                                                  --------------  -------  -------

LONG-TERM LIABILITIES-Deferred tax liability                                406       410      683
                                                                  --------------  -------  -------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDER'S EQUITY:
  Common stock and additional paid-in capital, $0.10 par value-
    1,000 shares authorized; 475 shares issued and outstanding            1,174     1,174    1,174
  Retained earnings                                                       3,380     2,977    3,580
  Accumulated other comprehensive income                                     63        55        7
                                                                  --------------  -------  -------

           Total shareholder's equity                                     4,617     4,206    4,761
                                                                  --------------  -------  -------

TOTAL                                                             $      12,262   $11,109  $11,262
                                                                  ==============  =======  =======

See  notes  to  financial  statements.

                                HEALTH NET DENTAL, INC.
                   (FORMERLY KNOWN AS DENTICARE OF CALIFORNIA, INC.)

STATEMENTS  OF  OPERATIONS  (IN  THOUSANDS)
-------------------------------------------------------------------------------------

                                        NINE MONTHS ENDED
                                           SEPTEMBER 30,    YEARS ENDED DECEMBER 31,
                                        -----------------  --------------------------
                                         2003      2002      2002     2001      2000
                                        -------  --------  --------  -------  --------
                                           (UNAUDITED)

REVENUES:
  Dental plan premiums                  $36,735  $34,094   $45,743   $48,923  $45,918
  Investment and other income               126      155       364       350      460
                                        -------  --------  --------  -------  --------
           Total revenues                36,861   34,249    46,107    49,273   46,378
                                        -------  --------  --------  -------  --------

EXPENSES:
  Dental care services                   25,408   25,065    33,284    34,899   32,070
  Selling, general and administrative    10,158    9,532    12,808    13,167   13,754
  Amortization and depreciation             589      752       992     1,052    1,078
                                        -------  --------  --------  -------  --------

           Total expenses                36,155   35,349    47,084    49,118   46,902
                                        -------  --------  --------  -------  --------

(LOSS) INCOME BEFORE INCOME
  TAX (BENEFIT) PROVISION                   706   (1,100)     (977)      155     (524)

INCOME TAX (BENEFIT)
  PROVISION                                 303     (440)     (374)       73     (214)
                                        -------  --------  --------  -------  --------

NET (LOSS) INCOME                       $   403  $  (660)  $  (603)  $    82  $  (310)
                                        =======  ========  ========  =======  ========

See  notes  to  financial  statements.


                                            HEALTH NET DENTAL, INC.
                               (FORMERLY KNOWN AS DENTICARE OF CALIFORNIA, INC.)

STATEMENTS  OF  SHAREHOLDER'S  EQUITY  (IN  THOUSANDS,  EXCEPT  SHARE  DATA)
-------------------------------------------------------------------------------------------------------------

                                                                                        ACCUMULATED
                                                 COMMON STOCK   ADDITIONAL                 OTHER
                                                ---------------  PAID-IN     RETAINED  COMPREHENSIVE
                                                SHARES  AMOUNT   CAPITAL    EARNINGS   INCOME (LOSS)    TOTAL
Balance at January 1, 2000                         475  $     -  $  1,174  $   3,808   $          (2)  $4,980

  Comprehensive loss:
    Net loss                                                                    (310)                    (310)
    Change in unrealized appreciation on
      investments-net of tax of $2                                                                 4        4
                                                                                                       -------

  Total comprehensive loss                                                                               (306)
                                                ------  -------  --------  ----------  --------------  -------

Balance at December 31, 2000                       475              1,174      3,498               2    4,674

  Comprehensive income:
    Net income                                                                    82                       82
    Change in unrealized appreciation on
      investments-net of tax of $4                                                                 5        5
                                                                                                       -------

  Total comprehensive income                                                                               87
                                                ------  -------  --------  ----------  --------------  -------

Balance at December 31, 2001                       475              1,174      3,580               7    4,761

  Comprehensive loss:
    Net loss                                                                    (603)                    (603)
    Change in unrealized appreciation on
      investments-net of tax of $33                                                               48       48
                                                                                                       -------

  Total comprehensive loss                                                                               (555)
                                                ------  -------  --------  ----------  --------------  -------

Balance at December 31, 2002                       475              1,174      2,977              55    4,206

  Comprehensive income (Unaudited):
    Net income (Unaudited)                                                       403                      403
    Change in unrealized appreciation on
      investments-net of tax of $8 (Unaudited)                                                     8        8
                                                                                                       -------

  Total comprehensive income (Unaudited)                                                                  411
                                                ------  -------  --------  ----------  --------------  -------

Balance at September 30, 2003 (Unaudited)          475  $    --  $  1,174  $   3,380   $          63   $4,617
                                                ======  =======  ========  ==========  ==============  =======

See  notes  to  financial  statements.


                                             HEALTH NET DENTAL, INC.
                                (FORMERLY KNOWN AS DENTICARE OF CALIFORNIA, INC.)

STATEMENTS  OF  CASH  FLOWS  (IN  THOUSANDS)
----------------------------------------------------------------------------------------------------------------

                                                                 NINE MONTHS ENDED
                                                                    SEPTEMBER 30,     YEARS ENDED DECEMBER 31,
                                                                 -----------------  ----------------------------
                                                                  2003      2002      2002      2001      2000
  (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net (loss) income                                              $  403   $  (660)  $  (603)  $    82   $  (310)
  Adjustments to reconcile net (loss) income to net cash
    provided by (used in) operating activities:
    Amortization and depreciation                                   589       752       992     1,052     1,078
    Loss on disposal of property and equipment                                           20                  75
    Changes in operating assets and liabilities:
      Premiums receivable                                          (461)     (959)      377       459      (273)
      Receivables from and payables to affiliates-net              (224)      232       572      (741)   (1,301)
      Other assets                                                  134        60       (13)       13        83
      Deferred income taxes                                         (61)      171        23       106       105
      Reserves for claims                                           169       432       621        31      (262)
      Unearned premiums                                              61       (98)      338       109      (585)
      Accounts payable and other liabilities                        487      (834)     (750)      448        58
                                                                 -------  --------  --------  --------  --------

           Net cash provided by (used in) operating activities    1,097      (904)    1,577     1,559    (1,332)
                                                                 -------  --------  --------  --------  --------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of property and equipment                                        (247)     (247)     (275)      (49)
  Sales or maturities of investments available for sale           1,890     1,281     1,848       657       375
  Purchases of investments available for sale                      (646)   (3,417)   (3,417)   (1,780)
  Repayment of notes receivable                                                                 1,500
  Purchases of restricted cash and investments                       (3)       (4)       (6)
                                                                 -------  --------  --------  --------  --------

           Net cash (used in) provided by investing activities    1,241    (2,387)   (1,822)      102       326
                                                                 -------  --------  --------  --------  --------

NET (DECREASE) INCREASE IN CASH AND
  CASH EQUIVALENTS                                                2,338    (3,291)     (245)    1,661    (1,006)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                    3,873     4,118     4,118     2,457     3,463
                                                                 -------  --------  --------  --------  --------

CASH AND CASH EQUIVALENTS, END OF PERIOD                         $6,211   $   827   $ 3,873   $ 4,118   $ 2,457
                                                                 =======  ========  ========  ========  ========

See  notes  to  financial  statements.

                             HEALTH NET DENTAL, INC.
                (FORMERLY KNOWN AS DENTICARE OF CALIFORNIA, INC.)


NOTES  TO  FINANCIAL  STATEMENTS
--------------------------------------------------------------------------------

1.   DESCRIPTION  OF  BUSINESS

     ORGANIZATION AND BASIS OF PRESENTATION-Health Net Dental, Inc. (the "Company"), formerly known as DentiCare of California, Inc., is a wholly owned subsidiary of Health Net, Inc. ("HNI"). The Company is a California-licensed specialized health care service plan located in Irvine, California. The Company was incorporated in 1972 and has been operating since 1973. The Company contracts to provide dental care services throughout California to a defined, enrolled population through a network of panel providers. The Company is regulated by the California Department of Managed Health Care ("DMHC") under the Knox-Keene Health Care Services Plan Act of 1975, as amended (the "Knox-Keene Act"). The Company offers group, individual, Medicare and Medicaid HMO plans.

     The Company has contracts to provide dental care services to Medicaid recipients in California. Regulatory oversight for these contracts is the responsibility of the California Department of Health Services. During the years ended December 31, 2002, 2001 and 2000, the Company recognized revenues of $21,170,000, $9,559,000 and $9,401,000, respectively, from these contracts, representing approximately 46%, 20% and 20%, respectively, of total dental plan premiums for those periods.

     In addition, the Company provided dental services to members enrolled in the "Hawaii Health QUEST" program. The contract was terminated September
     30, 2001. Revenues generated under this program in 2001 and 2000 were $2,460,000 and $2,657,000, respectively, representing 5% and 6%, respectively, of total dental plan premiums.

2.   SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

     RECLASSIFICATIONS-Certain amounts in the 2001 and 2000 financial statements and notes to financial statements have been reclassified to conform to the 2002 presentation.

     STATUTORY ACCOUNTING PRACTICES-The Company is required to periodically file financial statements with regulatory agencies in accordance with statutory accounting and reporting practices. Those accounting and reporting practices prescribe the criteria for administrative costs that should be included in selling, general and administrative costs. Administrative costs include only those costs which arise out of the operation of the plan, excluding direct and overhead costs incurred in the furnishing of health care services. The Company has included all direct health services costs, including the cost of quality and utilization reviews of such services, in health care expenses. Included in dental care services expenses for the years ended December 31, 2002, 2001 and 2000 are costs of $446,000, $1,250,000 and $1,285,000, respectively, for medical management quality and utilization review.

     REGULATORY REQUIREMENTS-Under the Knox-Keene Act, the Company must comply with certain minimum capital or tangible net equity ("TNE") requirements. The Company has undertakings with the DMHC which require the Company to maintain TNE equal to at least 130% of the minimum TNE required under Rule 1300.76. Dividends and loans to affiliates by the Company are restricted to the extent that the payment of such would reduce its TNE below the minimum requirement. The Company has a required net tangible equity of $980,000 as of December 31, 2002. The Company is in compliance with the minimum TNE requirements as of December 31, 2002.

     REVENUE RECOGNITION-Dental plan premium revenues include HMO premiums from employer groups, individuals, Medicare and Medicaid recipients who have purchased dental supplemental benefit coverage. Dental plan premium revenue is recognized in the month in which the related enrollees are entitled to dental care services. Premiums collected in advance are recorded as unearned premiums.

     RESERVES FOR CLAIMS AND DENTAL CARE SERVICES EXPENSES-Reserves for claims payable and dental care services expenses are based upon the accumulation of cost estimates for unpaid claims and expenses reported prior to the balance sheet date, together with a provision for the current estimate of the probable cost of claims and dental care services expenses that have occurred during the financial reporting period but have not yet been reported. Such estimates are based on many variables, including historical and statistical information and other factors.

     The methods for making such estimates and for establishing the resulting reserves are continually reviewed and updated, and any adjustments resulting therefrom are reflected in current operations. Such estimates are subject to the impact of changes in the regulatory environment and economic conditions. Given the inherent variability of such estimates, the actual liability could differ significantly from the amounts provided. While the ultimate amount of claims and the related expenses paid are dependent on future developments, management is of the opinion that the reserves for claims are adequate to cover such claims and expenses.

     The Company has capitation contracts with individual dental practices (the "Capitated Providers") to provide dental care services to enrollees. The Capitated Providers are at risk for the cost of dental care services provided to the Company's enrollees in the relevant geographic areas; however, the Company is ultimately responsible for the provision of services to its enrollees should the Capitated Providers be unable to provide the contracted services. The Capitated Providers are paid a fixed amount per enrollee for enrollees in their respective service areas. Dental care expenses relating to the Capitated Providers are included in dental care services and amounted to $21,945,000, $23,911,000 and $22,633,000 for the  years  ended  December  31,  2002,  2001  and  2000,  respectively.

     CASH AND CASH EQUIVALENTS-The Company considers all money market deposits and instruments, certificates of deposit and investments with maturities of three months or less when purchased to be cash equivalents.

     STATUTORY RESTRICTED DEPOSITS-Pursuant to a requirement under the Knox-Keene Act applicable to all plans, the Company had $50,000 plus accrued interest on deposit with Bank of America as of December 31, 2002 and 2001, which is assigned to the DMHC for the protection of the interests of its enrollees and is recorded as restricted cash. The Company also had $350,000 plus accrued interest on deposit with Bank of America as of December 31, 2002 and 2001, which is assigned to the State of Hawaii, Department of Human Services as a performance guarantee and is recorded as restricted cash.

     INVESTMENTS-The Company classifies all investments as available for sale and reports all investments at fair value based on quoted market prices, with unrealized gains and losses excluded from earnings and reported as a separate component of shareholder's equity, net of income tax effects. For purposes of calculating realized gains and losses on the sale of investments available for sale, the amortized cost of each investment sold is used. The Company has no trading or held to maturity securities.

     PROPERTY AND EQUIPMENT-Property and equipment are stated at historical cost less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the various classes of assets or the lease term, whichever is less. The useful lives for furniture, equipment and computer equipment/software range from three to seven years.

     Expenditures for maintenance and repairs are expensed as incurred. Major improvements which increase the useful life of an asset are capitalized. Upon the sale or retirement of assets, recorded cost and related accumulated depreciation are removed from the accounts, and any gain or loss on disposal is reflected in operations.

     RISKS AND UNCERTAINTIES-The Company's business could be impacted by the continuing price pressure on new and renewal business, the Company's ability to effectively control dental care costs, additional competitors entering the Company's markets, federal and state legislation in the area of health care reform, and governmental licensing regulations of HMOs and insurance companies. Changes in these areas could adversely impact the Company's operations in the future. As of December 31, 2002, management believes that the Company had no significant risk of a near-term severe impact resulting from such changes.

     CONCENTRATION OF CREDIT RISK-Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of investments in marketable securities and premiums receivable. The Company's investments in marketable securities are collectively managed with those of affiliated companies by HNI within the guidelines established by HNI's board of directors, which, as a matter of policy, limit the amounts that may be invested in any one issuer. Other than governmental payors, concentrations of credit risk with respect to premiums receivable are limited due to the large number of payers composing the Company's customer base.

     INCOME TAXES-The Company accounts for income taxes using the liability method. The results of the Company's operations are included with HNI's consolidated federal and state franchise/income tax returns. Pursuant to a tax allocation agreement with HNI, the Company reflects a provision for income taxes under the liability method as if it were to file separate federal and state tax returns. In fiscal years in which the Company incurs net losses, HNI allocates a tax benefit to the Company based on an applicable tax rate. Deferred tax assets and liabilities resulting from the tax allocations with HNI are reflected in the accompanying balance sheets.

     USE OF ESTIMATES-The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Principal areas requiring the use of estimates include the determination of allowances for doubtful accounts, reserves for claims and other settlements, reserves for professional and general liabilities and assumptions when determining net realizable values on long-lived assets.

     FAIR VALUE OF FINANCIAL INSTRUMENTS-The estimated fair value amounts of cash equivalents, restricted cash and investments available for sale approximate their carrying amounts in the financial statements and have been determined by the Company using available market information and appropriate valuation methodologies. The carrying amounts of cash equivalents approximate fair value due to the short maturity of those instruments. The fair value amounts of investments are estimated based on quoted market prices and dealer quotes for similar investments.

     The fair value estimates are based on pertinent information available to management as of December 31, 2002. Although management is not aware of any factors that would significantly affect the estimated fair value amounts, such amounts have not been comprehensively revalued for purposes of these financial statements since that date, and therefore, current estimates of fair value may differ significantly.

     Comprehensive Income-Statement of Financial Accounting Standards ("SFAS") No. 130, Reporting Comprehensive Income, establishes standards for reporting and presenting comprehensive income and its components. Comprehensive income includes all changes in shareholder's equity (except those arising from transactions with the shareholder) and includes net income (loss) and net unrealized appreciation (depreciation), after tax, on investments available for sale.

     UNAUDITED CONDENSED INTERIM FINANCIAL STATEMENTS-The unaudited condensed financial statements as of September 30, 2003 and for the nine months ended September 30, 2003 and 2002 have been prepared in accordance with generally accepted accounting principles and rules and regulations of the Securities and Exchange Commission for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the nine-month period ended September 30, 2003 are not necessarily indicative of the results that may be expected for the year ending December 31, 2003.

3.   INVESTMENTS

     As of December 31, the fair value of the Company's investments available for sale was as follows (amounts in thousands):

                                                       GROSS
                                                     UNREALIZED
                                          AMORTIZED   HOLDING            FAIR
                                            COST       GAINS    LOSSES   VALUE
2002:
  U.S. government and agency securities  $     1,654  $      3  $     -  $1,657
  Corporate debt securities                    1,209        90        -   1,299
  Certificates of deposit                        190         -        -     190
                                         -----------  --------  -------  ------

                                         $     3,053  $     93  $     -  $3,146
                                         ===========  ========  =======  ======

2001:
  U.S. government and agency securities  $     1,266  $     13  $     1  $1,278
  Certificates of deposit                        251         -        -     251
                                         -----------  --------  -------  ------

                                         $     1,517  $     13  $     1  $1,529
                                         ===========  ========  =======  ======



As of December 31, 2002, the contractual maturities of the Company's available-for-sale investments were as follows:

                                                    ESTIMATED
                                           COST     FAIR VALUE
Due in one year or less                 $       95  $        95
Due in one year through five years           2,457        2,549
Due after five years through ten years         501          502
                                        ----------  -----------

Total available-for-sale                $    3,053  $     3,146
                                        ==========  ===========

Realized gains and losses from sales of investments for the year ended December 31, 2002 were $20,000 and $1,000, respectively. Realized gains from sales of investments for the years ended December 31, 2001 and 2000 were $14,000 and $0, respectively.

4.   PROPERTY  AND  EQUIPMENT

     Property and equipment comprised the following as of December 31 (amounts in thousands):

                                             2002      2001
Computer equipment/software                $ 5,185   $ 5,101
Furniture and equipment                      1,568     1,471
Leasehold improvements                          76        76
                                           --------  --------

                                             6,829     6,648
Accumulated amortization and depreciation   (5,385)   (4,439)
                                           --------  --------

                                           $ 1,444   $ 2,209
                                           ========  ========

Depreciation expense on property and equipment was $992,000, $1,052,000 and $1,078,000 for the years ended December 31, 2002, 2001 and 2000, respectively.

5.   INCOME  TAXES

     The Company's income tax (benefit) provision comprised the following federal and state components for the years ended December 31 (amounts in thousands):


                                       2002    2001    2000
Current:
  Federal                             $(289)  $ (24)  $ (10)
  State                                 (76)     (5)     (9)
                                      ------  ------  ------

Total current                          (365)    (29)    (19)
                                      ------  ------  ------

Deferred:
  Federal                                (6)     82    (159)
  State                                  (3)     20     (36)
                                      ------  ------  ------

Total deferred                           (9)    102    (195)
                                      ------  ------  ------

Total income tax (benefit) provision  $(374)  $  73   $(214)
                                      ======  ======  ======

     A reconciliation of the statutory federal income tax and the effective income tax (benefit) provision on income from operations is as follows for the years ended December 31 (amounts in thousands):

                                                2002   2001    2000
Income taxes at federal statutory rate         $(342)  $  54  $(183)
State income taxes-net of federal tax benefit    (52)     10    (29)
Other-net                                         20       9     (2)
                                               ------  -----  ------

                                               $(374)  $  73  $(214)
                                               ======  =====  ======

     Significant components of the Company's deferred tax assets as of December 31, 2002 and 2001 include accrued liabilities, accrued compensation, allowance for doubtful accounts and state franchise taxes not currently deductible.

     Significant components of the Company's deferred tax liabilities as of December 31, 2002 and 2001 include excess tax amortization and depreciation over book, and certain assets expensed for tax purposes.

6.   EMPLOYEE  BENEFIT  PLANS

     DEFINED CONTRIBUTION RETIREMENT PLAN-The Company's employees participate in the Health Net, Inc. 401(k) Associate Savings Plan ("HNI Plan"), a qualified plan under Sections 401(a) and 401(k) of the Internal Revenue Code. Substantially all of the Company's employees are eligible to participate in the HNI Plan. Generally, employees may contribute up to 17% of their annual compensation to the HNI Plan on a pre-tax basis, subject to Internal Revenue Code limitations. Under the HNI Plan, the Company makes matching contributions up to a maximum of 50% of the first 6% of each participating employee's eligible compensation. The Company's contribution to the HNI Plan totaled $94,000, $117,000 and $100,000 for the years ended December 31, 2002, 2001 and 2000, respectively.

     DEFERRED COMPENSATION PLAN-The Company participates in the Health Net, Inc. Deferred Compensation Plan in which certain members of management and highly compensated employees may defer payment of 5% to 50% of their base salary and from 5% to 100% of their bonus. The Company did not incur any expense under this plan for the years ended December 31, 2002, 2001 and 2000.

7.   RELATED  PARTY  TRANSACTIONS

     The  Company  engages  in  the  following transactions with its affiliates:

     REVOLVING CREDIT AGREEMENT-The Company has a revolving credit agreement with HNI to make loans in an aggregate principal amount not exceeding $5,000,000 at any one time. On August 12, 1998, the Company issued a note receivable to HNI for $1,500,000 with an extended maturity date of August 12, 2001. The note earned interest at a rate of 6% payable quarterly. The note and related interest were paid in full as of September 30, 2001. Total interest income earned under this note arrangement was $68,000 and $90,000 for the years ended December 31, 2001 and 2000, respectively. No amounts were outstanding on this note as of December 31, 2002 and 2001.

     ADMINISTRATIVE  SERVICES  AGREEMENTS-The  Company  is  a  party  to several
     Administrative Services Agreements with HNI and with affiliates that are also wholly owned subsidiaries of HNI. These agreements authorize certain administrative services to be performed by HNI or one of its wholly owned subsidiaries on behalf of the Company and vice versa. The entities performing the services are compensated according to the terms set forth in the agreements. Net payables under these agreements totaled $1,302,000 and $827,000 as of December 31, 2002 and 2001, respectively. Pursuant to these arrangements, the Company recorded the following transactions with HNI or its affiliates:

     - Oversight and administrative services expenses allocated by HNI of $3,757,000, $1,901,000 and $2,056,000 are included in selling, general and administrative expenses for the years ended December 31, 2002, 2001 and 2000, respectively.

     - Employee health insurance and other benefits services provided by affiliates of the Company of $583,000, $543,000 and $417,000 are included in selling, general and administrative expenses for the years ended December 31, 2002, 2001 and 2000, respectively.

     - Dental care services provided to enrolled employees of affiliates of the Company of $701,000, $765,000 and $692,000 are included in dental plan premiums revenues for the years ended December 31, 2002, 2001 and 2000, respectively.

     - Dental care services provided to enrolled members of an affiliate of the Company of $916,000, $1,639,000 and $1,679,000 are included in dental plan premiums revenues for the years ended December 31, 2002, 2001 and 2000, respectively.

     - The Company bills and receives premium payments on behalf of affiliates. The Company and affiliates settle these premium payments on a monthly basis.

     INTERDIVISIONAL  ACTIVITY  AGREEMENTS-The  Company  is  a  party to several
     Interdivisional Activity Agreements with HNI and with affiliates that are also wholly owned subsidiaries of HNI. Certain business functions and administrative services of the Company are performed by HNI or one of its wholly owned subsidiaries on behalf of the Company and vice versa. Net receivables under these agreements totaled $41,000 and $67,000 as of December 31, 2002 and 2001, respectively.

     Pursuant to these arrangements, the Company recorded the following transactions with HNI or its affiliates:

     - Oversight and administrative services expenses allocated by the Company to a co-located affiliate and another affiliate of $4,567,000, $4,070,000 and $2,524,000 are netted against selling, general and administrative expenses for the years ended December 31, 2002, 2001 and 2000, respectively.

     As of December 31, 2002 and 2001, the Company had a federal income tax payable to HNI of $71,000 and $0, respectively.

     The Company has a tax allocation agreement with HNI (see Note 2).

8.   COMMITMENTS  AND  CONTINGENCIES

     The future minimum rental payments required under operating leases for all of the Company's office space and certain equipment that have initial or remaining lease terms in excess of one year as of December 31, 2002 are as follows (amounts in thousands):

       2003           $  231
       2004               18
       2005               18
       2006               18
       2007               19
       Thereafter         98
                      ------

                      $  402
                      ======

     Lease expenses for office space and equipment were $471,000, $573,000 and $560,000 for the years ended December 31, 2002, 2001 and 2000, respectively.

     The Company maintains general liability, managed care professional liability, directors' and officers' insurance, and other insurance coverage in amounts the Company believes to be adequate. The Company requires contracting providers to maintain malpractice insurance coverage in amounts customary in the industry.

     In the ordinary course of its business, the Company is a party to claims and legal actions by enrollees, providers and others. The Company also undergoes governmental audits from time to time with respect to its operations. After consulting with legal counsel, the Company is of the opinion that the currently known legal claims, actions and audits will not have a material adverse effect on the financial position or the results of operations of the Company.

9.   SUBSEQUENT  EVENT

     On April 7, 2003, HNI entered into a letter of intent to sell the Company to Safeguard Health Enterprises, Inc. The transaction is expected to close in the fourth quarter of 2003 and is subject to regulatory approval and customary closing conditions.

                                     ******

                                    EXHIBIT E

                        AUDITED FINANCIAL STATEMENTS FOR
                             HEALTH NET VISION, INC.






                   HEALTH NET VISION, INC.

                   (FORMERLY KNOWN AS FOUNDATION HEALTH VISION SERVICES DBA AVP VISION PLANS)

                   Financial Statements and
                   Registered Independent Auditors' Report

REGISTERED  INDEPENDENT  AUDITORS'  REPORT


Board  of  Directors  and  Shareholder
Health  Net  Vision,  Inc.
Irvine,  California

We have audited the accompanying balance sheets of Health Net Vision, Inc. (formerly known as Foundation Health Vision Services dba AVP Vision Plans), (the "Company") as of December 31, 2002 and 2001 and the related statements of operations, shareholder's equity and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Health Net Vision, Inc. as of December 31, 2002 and 2001 and the results of its operations and its cash flows for the each of the three years in the period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the financial statements, the Company changed its method of accounting for goodwill upon adoption of the provisions of Statements of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets.

As discussed in Note 9 to the financial statements, Health Net, Inc., the Company's Parent, entered into a letter of intent to sell the Company to an unrelated party.

DELOITTE  &  TOUCHE  LLP

Los  Angeles,  California


February  17,  2003
  (April  7,  2003  as  to  Note  9)


                                   HEALTH NET VISION, INC.
                    (FORMERLY KNOWN AS FOUNDATION HEALTH VISION SERVICES
                                    DBA AVP VISION PLANS)

BALANCE  SHEETS  (IN  THOUSANDS,  EXCEPT  SHARE  DATA)
--------------------------------------------------------------------------------------------

                                                              SEPTEMBER 30,    DECEMBER 31,
                                                             ---------------  --------------
ASSETS                                                            2003         2002    2001
                                                               (UNAUDITED)
CURRENT ASSETS:
  Cash and cash equivalents                                  $         5,127  $3,997  $3,741
  Investments available for sale                                         778   1,376   1,006
  Premiums receivable-net of allowance of $28 (2002) and
    $20 (2001)                                                           156     184     156
  Receivables from affiliates                                            441     459     486
  Deferred income taxes                                                   47      28     177
  Other assets                                                            63     114      67
                                                             ---------------  ------  ------

           Total current assets                                        6,612   6,158   5,633

PROPERTY AND EQUIPMENT-Net                                                 1       3       6

RESTRICTED CASH                                                           67      67      66

GOODWILL                                                                 691     691     691
                                                             ---------------  ------  ------

TOTAL                                                        $         7,371  $6,919  $6,396
                                                             ===============  ======  ======

LIABILITIES AND SHAREHOLDER'S EQUITY

CURRENT LIABILITIES:
  Reserves for claims                                        $           476  $  929  $  777
  Unearned premiums                                                       73      89      39
  Accounts payable and other liabilities                                 309     348     261
  Payables to affiliates                                                  21      26
                                                             ---------------  ------  ------

           Total current liabilities                                     879   1,392   1,077
                                                             ---------------  ------  ------

LONG-TERM LIABILITIES-Deferred income taxes                               25      21       7
                                                             ---------------  ------  ------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDER'S EQUITY:
  Common stock, $1.00 par value-500,000 shares authorized;
    486,380 shares issued and outstanding                                486     486     486
  Additional paid-in capital                                           1,092   1,092   1,092
  Retained earnings                                                    4,853   3,897   3,724
  Accumulated other comprehensive income                                  36      31      10
                                                             ---------------  ------  ------

           Total shareholder's equity                                  6,467   5,506   5,312
                                                             ---------------  ------  ------

TOTAL                                                        $         7,371  $6,919  $6,396
                                                             ===============  ======  ======

See  notes  to  financial  statements.


                                HEALTH NET VISION, INC.
                  (FORMERLY KNOWN AS FOUNDATION HEALTH VISION SERVICES
                                 DBA AVP VISION PLANS)

STATEMENTS  OF  OPERATIONS  (IN  THOUSANDS)
---------------------------------------------------------------------------------------

                                              NINE MONTHS             YEARS ENDED
                                          ENDED SEPTEMBER 30,         DECEMBER 31,
                                      -------------------------  ----------------------
                                           2003        2002       2002    2001    2000
                                              (UNAUDITED)
REVENUES:
  Vision plan premiums                 $      6,763  $    6,852  $9,156  $8,715  $7,559
  Investment and other income                    75         120     223     292     346
                                       ------------  ----------  ------  ------  ------

           Total revenues                     6,838       6,972   9,379   9,007   7,905
                                       ------------  ----------  ------  ------  ------

EXPENSES:
  Vision care services                        3,321       3,841   5,134   4,929   4,016
  Selling, general and administrative         1,897       2,900   3,954   3,213   2,449
  Amortization and depreciation                   2           2       3      35      39
                                       ------------  ----------  ------  ------  ------

           Total expenses                     5,220       6,743   9,091   8,177   6,504
                                       ------------  ----------  ------  ------  ------

INCOME BEFORE INCOME
  TAX PROVISION                               1,618         229     288     830   1,401

INCOME TAX PROVISION                            662          92     115     345     576
                                       ------------  ----------  ------  ------  ------

NET INCOME                             $        956  $      137  $  173  $  485  $  825
                                       ============  ==========  ======  ======  ======

See notes to financial statements.

                                                    HEALTH NET VISION, INC.
                                     (FORMERLY KNOWN AS FOUNDATION HEALTH VISION SERVICES
                                                     DBA AVP VISION PLANS)

STATEMENTS OF SHAREHOLDER'S EQUITY (IN THOUSANDS, EXCEPT SHARE DATA)
------------------------------------------------------------------------------------------------------------------------------

                                                                                                       ACCUMULATED
                                                     COMMON STOCK        ADDITIONAL                        OTHER
                                                ----------------------    PAID-IN       RETAINED      COMPREHENSIVE
                                                   SHARES      AMOUNT     CAPITAL       EARNINGS      INCOME (LOSS)    TOTAL
Balance at January 1, 2000                           486,380  $    486  $     1,092  $        3,914   $            -  $ 5,492

  Comprehensive income:
    Net income                                                                                  825                       825
    Change in unrealized appreciation on
      investments-net of tax of $1                                                                                 3        3
                                                                                                                      --------

  Total comprehensive income                                                                                              828
                                                                                                                      --------

Balance at December 31, 2000                         486,380       486        1,092           4,739                3    6,320

  Comprehensive income:
    Net income                                                                                  485                       485
    Change in unrealized appreciation on
      investments-net of tax of $4                                                                                 7        7
                                                                                                                      --------

  Total comprehensive income                                                                                              492
                                                ------------  --------  -----------  ---------------  --------------  --------

  Dividend paid to Parent                                                                    (1,500)                   (1,500)
                                                ------------  --------  -----------  ---------------  --------------  --------

Balance at December 31, 2001                         486,380       486        1,092           3,724               10    5,312

  Comprehensive income:
    Net income                                                                                  173                       173
    Change in unrealized appreciation on
      investments-net of tax of $15                                                                               21       21
                                                                                                                      --------

  Total comprehensive income                                                                                              194
                                                ------------  --------  -----------  ---------------  --------------  --------

Balance at December 31, 2002                         486,380       486        1,092           3,897               31    5,506

  Comprehensive income (Unaudited):
    Net income (Unaudited)                                                                      956                       956
    Change in unrealized appreciation on
      investments-net of tax of $1 (Unaudited)                                                                     5        5
                                                                                                                      --------

  Total comprehensive income (Unaudited)                                                                                  961
                                                ------------  --------  -----------  ---------------  --------------  --------

Balance at September 30, 2003 (Unaudited)            486,380  $    486  $     1,092  $        4,853   $           36  $ 6,467
                                                ============  ========  ===========  ===============  ==============  ========

See  notes  to  financial  statements.


                                               HEALTH NET VISION, INC.
                                (FORMERLY KNOWN AS FOUNDATION HEALTH VISION SERVICES
                                                DBA AVP VISION PLANS)

STATEMENTS  OF  CASH  FLOWS  (IN  THOUSANDS)
-------------------------------------------------------------------------------------------------------------------

                                                                       NINE MONTHS
                                                                   ENDED SEPTEMBER 30,     YEARS ENDED DECEMBER 31,
                                                                ------------------------  -------------------------
                                                                    2003         2002      2002     2001     2000
                                                                         (UNAUDITED)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                    $       956   $     137   $   173   $  485   $  825
  Adjustments to reconcile net income to net cash provided by operating activities:
    Amortization and depreciation                                         2           3         3       35       39
    Loss on disposal of equipment                                                                                 2
    Changes in operating assets and liabilities:
      Premiums receivable                                                28          24       (28)     (37)     445
      Receivables from and payables to affiliates                        13         (64)       53     (159)    (470)
      Deferred income taxes                                             (19)        134       163      176        1
      Other assets and restricted cash                                   51          10       (48)     (17)       3
      Reserves for claims                                              (453)        156       152      112     (339)
      Unearned premiums                                                 (16)         94        50      (26)     (33)
      Accounts payable and other liabilities                            (35)         42        87     (170)    (375)
                                                                ------------  ----------  --------  -------  -------

           Net cash provided by operating activities                    527         536       605      399       98
                                                                ------------  ----------  --------  -------  -------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of investments available for sale                          (350)     (1,879)   (1,879)    (991)     (65)
  Sales or maturities of investments available for sale                 953         767     1,530      369       65
  Acquisition of property and equipment                                                                          (1)
                                                                ------------  ----------  --------  -------  -------

           Net cash provided by (used in) investing activities          603      (1,112)     (349)    (622)      (1)
                                                                ------------  ----------  --------  -------  -------

NET INCREASE (DECREASE) IN CASH AND
  CASH EQUIVALENTS                                                    1,130        (576)      256     (223)      97

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                        3,997       3,741     3,741    3,964    3,867
                                                                ------------  ----------  --------  -------  -------

CASH AND CASH EQUIVALENTS, END OF PERIOD                        $     5,127   $   3,165   $ 3,997   $3,741   $3,964
                                                                ============  ==========  ========  =======  =======


SUPPLEMENTAL INFORMATION FOR NONCASH FLOW
  ACTIVITIES-Dividend of notes receivables to Health Net, Inc.  $         -   $       -   $     -   $1,500   $    -
                                                                ============  ==========  ========  =======  =======

See  notes  to  financial  statements.

                             HEALTH NET VISION, INC.
              (FORMERLY KNOWN AS FOUNDATION HEALTH VISION SERVICES
                              DBA AVP VISION PLANS)


NOTES  TO  FINANCIAL  STATEMENTS
--------------------------------

1.   DESCRIPTION  OF  BUSINESS

     Health Net Vision, Inc. (the "Company"), formerly known as Foundation Health Vision Services dba AVP Vision Plans, is a wholly owned subsidiary of Health Net, Inc. ("HNI"). The Company is a California-licensed specialized health care service plan located in Irvine, California. The Company was incorporated in 1983 and has been operating since 1987. The Company contracts to provide vision care services throughout California to a defined, enrolled population through a network of panel providers. The Company is regulated by the California Department of Managed Health Care ("DMHC") under the Knox-Keene Health Care Services Plan Act of 1975, as amended (the "Knox-Keene Act"). The Company offers group, individual and Medicaid health maintenance organization ("HMO") plans.

     The Company has contracts to provide vision care services to Medicaid recipients in California. Regulatory oversight for these contracts is the responsibility of the California Department of Health Services. During the years ended December 31, 2002, 2001 and 2000, the Company recognized revenues of $3,700,000, $2,991,000 and $1,836,000, respectively, from these contracts, representing 40%, 34% and 24%, respectively, of premium revenues.

2.   SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

     RECLASSIFICATIONS-Certain amounts in the 2001 and 2000 financial statements and notes to financial statements have been reclassified to conform to the 2002 presentation.

     STATUTORY ACCOUNTING PRACTICES-The Company is required to periodically file financial statements with regulatory agencies in accordance with statutory accounting and reporting practices. Those accounting and reporting practices prescribe the criteria for administrative costs that should be included in selling, general and administrative costs. Administrative costs include only those costs which arise out of the operation of the plan, excluding direct and overhead costs incurred in the furnishing of health care services. The Company has included all direct health services costs, including the cost of quality and utilization reviews of such services, in health care expenses. Included in vision care services are costs of $129,000, $322,000 and $383,000 for medical management quality and utilization review for the years ended December 31, 2002, 2001 and 2000, respectively.

     REGULATORY REQUIREMENTS-Under the Knox-Keene Act, the Company must comply with certain minimum capital or tangible net equity ("TNE") requirements. The Company has undertakings with the DMHC which require the Company to maintain TNE equal to at least 130% of the minimum TNE required under Rule 1300.76. Dividends and loans to affiliates by the Company are restricted to the extent that the payment of such would reduce its TNE below the minimum requirement. The Company has a required net tangible equity of $534,000 as of December 31, 2002. The Company is in compliance with the minimum TNE requirements as of December 31, 2002.

     REVENUE RECOGNITION-Vision plan premiums include HMO premiums from employer groups, individuals and Medicaid recipients who have purchased vision supplemental benefit coverage. Vision plan premiums are recognized in the month in which the related enrollees are entitled to vision care services. Premiums collected in advance are recorded as unearned premiums.

     RESERVES FOR CLAIMS AND VISION CARE SERVICES EXPENSES-Reserves for claims payable and vision care services expenses are based upon the accumulation of cost estimates for unpaid claims and expenses reported prior to the balance sheet date, together with a provision for the current estimate of the probable cost of claims and vision care services expenses that have occurred during the financial reporting period but have not yet been reported. Such estimates are based on many variables, including historical and statistical information and other factors.

     The methods for making such estimates and for establishing the resulting reserves are continually reviewed and updated, and any adjustments resulting there from are reflected in current operations. Such estimates are subject to the impact of changes in the regulatory environment and economic conditions. Given the inherent variability of such estimates, the actual liability could differ significantly from the amounts provided. While the ultimate amount of claims and the related expenses paid are dependent on future developments, management is of the opinion that the reserves for claims are adequate to cover such claims and expenses.

     CASH AND CASH EQUIVALENTS-The Company considers all money market deposits and instruments, certificates of deposit and investments with maturities of three months or less when purchased to be cash equivalents.

     STATUTORY RESTRICTED DEPOSITS-The Company is required to set aside funds for the protection of its plan members in accordance with the laws of the State of California. Deposits with various banks in California totaled
     $66,000 plus accrued interest as of December 31, 2002 and 2001 and are included in restricted cash on the balance sheets.

     INVESTMENTS-The Company classifies all investments as available for sale and reports all investments at fair value based on quoted market prices, with unrealized gains and losses excluded from earnings and reported as a separate component of shareholder's equity, net of income tax effects. For purposes of calculating realized gains and losses on the sale of investments available for sale, the amortized cost of each investment sold is used. The Company has no trading or held-to-maturity securities.

     PROPERTY AND EQUIPMENT-Property and equipment are stated at historical cost less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the various classes of assets or the lease term, whichever is less. The useful lives for furniture, equipment and computer equipment range from five to seven years.

     Expenditures for maintenance and repairs are expensed as incurred. Major improvements which increase the useful life of an asset are capitalized. Upon the sale or retirement of assets, recorded cost and related accumulated depreciation are removed from the accounts, and any gain or loss on disposal is reflected in operations.

     GOODWILL-Goodwill arose as a result of the acquisition of the Company by HNI, at which time the assets and liabilities of the Company were recorded at their appraised values. Goodwill was amortized using the straight-line method over a period of 40 years.

     Effective January 1, 2002, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 142, Goodwill and Other Intangible Assets, which, among other things, eliminates amortization of goodwill and other intangibles with indefinite lives and subjects these assets to annual impairment tests (or on a more frequent basis in cases where events and changes in circumstances would indicate that the carrying value of these assets might not be recovered). The impairment test follows a two step approach. The first step determines whether the goodwill is potentially impaired; the second step measures the amount of the impairment loss, if necessary. Under the first step, goodwill is considered impaired if the value of the reporting unit is less than the reporting unit's carrying amount, including goodwill. Under the second step, the impairment loss is then measured as the excess of recorded goodwill over the fair value of goodwill, as calculated. The fair value of goodwill is calculated by allocating the fair value of the reporting unit to all the assets and liabilities of the reporting unit as if the reporting unit was purchased in a business combination and the purchase price was the fair value of the reporting unit. The Company identified itself as one reporting unit. As part of its annual goodwill impairment test, the Company completed an evaluation of goodwill of its reporting unit as of January 1 and December
     31,  2002.  No  goodwill  impairments  were  identified.

     There were no changes in the goodwill balance of the Company's reporting unit since January 1, 2001, other than $25,000 of amortization expense during the years ended December 31, 2001 and 2000. Adjusting for the elimination of amortization expense during the year ended December 31, 2001 and 2000, net income would have been approximately $500,000 and $840,000, respectively. The Company does not have any other intangible assets that are subject to amortization pursuant to SFAS No. 142.

     RISKS AND UNCERTAINTIES-The Company's business could be impacted by the continuing price pressure on new and renewal business, the Company's ability to effectively control vision care costs, additional competitors entering the Company's markets, federal and state legislation in the area of health care reform, and governmental licensing regulations of HMOs and insurance companies. Changes in these areas could adversely impact the Company's operations in the future. As of December 31, 2002, management believes that the Company had no significant risk of a near-term severe impact resulting from such changes.

     CONCENTRATION OF CREDIT RISK-Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of investments in marketable securities and premiums receivable. The Company's investments in marketable securities are collectively managed with those of affiliated companies by HNI within the guidelines established by HNI's board of directors, which, as a matter of policy, limit the amounts that may be invested in any one issuer. Other than governmental payors, concentrations of credit risk with respect to premiums receivable are limited due to the large number of payers composing the Company's customer base.

     INCOME TAXES-The Company accounts for income taxes using the liability method. The results of the Company's operations are included with HNI's consolidated federal and state franchise/income tax returns. Pursuant to a tax allocation agreement with HNI, the Company reflects a provision for income taxes under the liability method as if it were to file separate federal and state tax returns. In fiscal years in which the Company incurs net losses, HNI allocates a tax benefit to the Company based on an applicable tax rate. Deferred tax assets and liabilities resulting from the tax allocations with HNI are reflected in the accompanying balance sheets.

     USE OF ESTIMATES-The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Principal areas requiring the use of estimates include the determination of allowances for doubtful accounts, reserves for claims and other settlements, reserves for professional and general liabilities, and assumptions when determining net realizable values on long-lived assets.

     FAIR VALUE OF FINANCIAL INSTRUMENTS-The estimated fair value amounts of cash equivalents, restricted cash and investments available for sale approximate their carrying amounts in the financial statements and have been determined by the Company using available market information and appropriate valuation methodologies. The carrying amounts of cash equivalents approximate fair value due to the short maturity of those instruments. The fair value amounts of investments are estimated based on quoted market prices and dealer quotes for similar investments.

     The fair value estimates are based on pertinent information available to management as of December 31, 2002. Although management is not aware of any factors that would significantly affect the estimated fair value amounts, such amounts have not been comprehensively revalued for purposes of these financial statements since that date, and therefore, current estimates of fair value may differ significantly.

     COMPREHENSIVE INCOME-Statement of Financial Accounting Standards No. 130, Reporting Comprehensive Income, establishes standards for reporting and presenting comprehensive income and its components. Comprehensive income includes all changes in shareholder's equity (except those arising from transactions with the shareholder) and includes net income (loss) and net unrealized appreciation (depreciation), after tax, on investments available for sale.

     UNAUDITED CONDENSED INTERIM FINANCIAL STATEMENTS-The unaudited condensed financial statements as of September 30, 2003 and for the nine months ended September 30, 2003 and 2002 have been prepared in accordance with generally accepted accounting principles and rules and regulations of the Securities and Exchange Commission for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the nine-month period ended September 30, 2003 are not necessarily indicative of the results that may be expected for the year ending December 31, 2003.

3.   INVESTMENTS

     The fair value of the Company's investments available for sale was as follows as of December 31 (amounts in thousands):

                                                           GROSS        GROSS
                                                         UNREALIZED   UNREALIZED
                                            AMORTIZED     HOLDING      HOLDING    FAIR
                                              COST         GAINS       LOSSES    VALUE
2002

U.S. government and agency securities      $       602  $         1  $        -   $  603
Corporate debt securities                          722           51                  773
                                           -----------  -----------               ------

                                           $     1,324  $        52  $        -   $1,376
                                           ===========  ===========  ===========  ======

2001

Obligations of states and other political
  subdivisions                             $       200  $         8  $        -   $  208
U.S. government and agency securities              790            9          (1)     798
                                           -----------  -----------  -----------  ------

                                           $       990  $        17  $       (1)  $1,006
                                           ===========  ===========  ===========  ======



     As of December 31, 2002, all fixed maturity investments were due in one to five years.

     Realized gains from sales of investments for the years ended December 31, 2002, 2001 and 2000 were $20,000, $7,000 and $0, respectively.

4.   PROPERTY  AND  EQUIPMENT

     Property and equipment comprised the following as of December 31 (amounts in thousands):

                           2002    2001
Computer equipment        $  34   $  34
Furniture and equipment      40      40
                          ------  ------

                             74      74
Accumulated depreciation    (71)    (68)
                          ------  ------

                          $   3   $   6
                          ======  ======


     Depreciation expense on property and equipment was $3,000, $10,000 and $14,000 for the years ended December 31, 2002, 2001 and 2000, respectively.

5.   INCOME  TAXES

     The Company's income tax provision comprised the following federal and state components for the years ended December 31 (amounts in thousands):

                             2002   2001    2000
Current:
  Federal                   $ (36)  $ 141  $ 486
  State                         2      35    126
                            ------  -----  ------

Total current                 (34)    176    612
                            ------  -----  ------

Deferred:
  Federal                     126     129    (35)
  State                        23      40     (1)
                            ------  -----  ------

Total deferred                149     169    (36)
                            ------  -----  ------

Total income tax provision  $ 115   $ 345  $ 576
                            ======  =====  ======

     A reconciliation of the statutory federal income tax and the effective income tax on income from operations is as follows for the years ended December 31 (in thousands):




                                                2002   2001   2000
Income taxes at federal statutory rate         $ 101   $ 291  $ 490
State income taxes-net of federal tax benefit     16      48     82
Other-net                                         (2)      6      4
                                               ------  -----  -----

                                               $ 115   $ 345  $ 576
                                               ======  =====  =====



     Significant components of the Company's deferred tax assets as of December 31, 2002 and 2001 include accrued liabilities, accrued compensation, allowance for doubtful accounts and state franchise taxes not currently deductible.

     Significant components of the Company's deferred tax liabilities as of December 31, 2002 and 2001 include unrealized gains on investments.

6.   EMPLOYEE  BENEFIT  PLANS

     DEFINED CONTRIBUTION RETIREMENT PLAN-The Company's employees participate in the Health Net, Inc. 401(k) Associate Savings Plan ("HNI Plan") a qualified plan under Sections 401(a) and 401(k) of the Internal Revenue Code. Substantially all of the Company's employees are eligible to participate in the HNI Plan. Generally, employees may contribute up to 17% of their annual compensation to the HNI Plan on a pretax basis subject to Internal Revenue Code limitations. Under the HNI Plan, the Company makes matching contributions up to a maximum of 50% of the first 6% of each participating employee's eligible compensation. The Company's contribution to the HNI Plan totaled $7,000, $11,000 and $11,000 for the years ended December 31, 2002, 2001 and 2000, respectively.

     DEFERRED COMPENSATION PLAN-The Company participates in the Health Net, Inc. Deferred Compensation Plan in which certain members of management and highly compensated employees may defer payment of 5% to 50% of their base salary and from 5% to 100% of their bonus. The Company did not incur any expense under this plan for the years ended December 31, 2002, 2001 and 2000.

7.   RELATED  PARTY  TRANSACTIONS

     The  Company  engages  in  the  following transactions with its affiliates:

     REVOLVING CREDIT AGREEMENT-The Company has a revolving credit agreement with HNI to make loans in an aggregate principal amount not exceeding $5,000,000 at any one time. On August 12, 1998, the Company issued a note receivable to HNI for $1,500,000 with an extended maturity date of August 12, 2001. The note earned interest at a rate of 6% payable quarterly. As of September 30, 2001, the note receivable of $1,500,000 was declared as a dividend to HNI. Total interest income earned under this note arrangement was $68,000 and $90,000 for years ended December 31, 2001 and 2000, respectively. No amounts were outstanding on this note as of December 31, 2002 and 2001.

     ADMINISTRATIVE SERVICES AGREEMENTS-The Company is a party to several Administrative Services Agreements with HNI and/or with affiliates that are also wholly owned subsidiaries of HNI. These agreements authorize certain administrative services to be performed by HNI or one of its wholly owned subsidiaries on behalf of the Company and vice versa. The entities performing the services are compensated according to the terms set forth in the agreements. Net receivables under these agreements totaled $301,000 and $439,000 as of December 31, 2002 and 2001, respectively. Pursuant to these arrangements, the Company recorded the following transactions with HNI or its affiliates:

     - Vision care services provided to enrolled members of an affiliate of the Company of $3,820,000, $3,121,000 and $1,836,000 are included in vision plan premiums revenues for the years ended December 31, 2002, 2001 and 2000, respectively.

     - Vision care services provided to enrolled employees of affiliates of the Company of $463,000, $465,000 and $444,000 are included in vision plan premiums revenues for the years ended December 31, 2002, 2001 and 2000, respectively.

     - A co-located affiliate of the Company bills and receives premium payments on behalf of the Company. The affiliate and the Company settle these premium payments on a monthly basis.

     - Oversight and administrative services expenses allocated by HNI of $72,000, $123,000 and $472,000 are included in selling, general and administrative expenses for the years ended December 31, 2002, 2001 and 2000, respectively.

     - Employee health insurance and other benefits services provided by affiliates of the Company of $54,000, $45,000 and $31,000 are included in selling, general and administrative expenses for the years ended December 31, 2002, 2001 and 2000, respectively.

     INTERDIVISIONAL  ACTIVITY  AGREEMENTS-The  Company  is  a  party to several
     Interdivisional Activity Agreements with HNI and with affiliates that are also wholly owned subsidiaries of HNI. Certain business functions and administrative services of the Company are performed by HNI or one of its wholly owned subsidiaries on behalf of the Company and vice versa. Net receivables under these agreements totaled $132,000 and $47,000 as of December 31, 2002 and 2001, respectively.

     Pursuant to these arrangements, the Company recorded the following transactions with HNI or its affiliates:

     - Oversight and administrative services expenses allocated to the Company by a co-located affiliate of $2,500,000, $2,248,000 and $1,229,000 are included in selling, general and administrative expenses for the years ended December 31, 2002, 2001 and 2000, respectively.

     - Administrative services expenses allocated by the Company to affiliates of $477,000, $756,000 and $782,000 are netted against selling, general and administrative expenses for the years ended
          December  31,  2002,  2001  and  2000,  respectively.

8.   COMMITMENTS  AND  CONTINGENCIES

     As of December 31, 2002, the Company did not have any operating leases for office space or equipment.

     Lease expense for office space and equipment was $50,000, $103,000 and $116,000 for the years ended December 31, 2002, 2001 and 2000, respectively.

     The Company maintains general liability and managed care professional liability and directors' and officers' insurance, and other insurance coverage in amounts the Company believes to be adequate. The Company requires contracting providers to maintain malpractice insurance coverage in amounts customary in the industry.

     In the ordinary course of its business, the Company is a party to claims and legal actions by enrollees, providers and others. The Company also undergoes governmental audits from time to time with respect to its operations. After consulting with legal counsel, the Company is of the opinion that the currently known legal claims, actions and audits will not have a material adverse effect on the financial position or the results of operations of the Company.

9.     SUBSEQUENT  EVENT

     On April 7, 2003, HNI entered into a letter of intent to sell the Company to Safeguard Health Enterprises, Inc. The transaction is expected to close in the fourth quarter of 2003 and is subject to negotiation and approval of a definitive agreement, regulatory approval and customary closing conditions.


                                   * * * * * *

                                    EXHIBIT F

            PRO FORMA INCOME STATEMENTS AND FINANCIAL PROJECTIONS FOR
                       SAFEGUARD HEALTH ENTERPRISES, INC.
                                     USED BY
                          SHATTUCK HAMMOND PARTNERS LLC

DISCLAIMER

The Company does not as a matter of course make public projections as to future revenue, earnings, or other results. However, the Company's management has prepared the prospective financial information set forth below with respect to the years ending December 31, 2003 through 2008 as set forth in this Exhibit F. The accompanying projected financial information was not prepared with a view toward public disclosure or with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information, but, in the view of the Company's management, was prepared on a reasonable basis, reflecting management's estimates and judgments, and presents, to the best of management's knowledge and belief, the expected future financial results of the Company. However, this information is not fact and should not be relied upon as being necessarily indicative of future results, and readers of this Information Statement are cautioned not to place undue reliance on the projected financial information.

Neither the Company's registered independent auditors, nor any other independent accountants, have complied, examined, or performed and procedures with respect to the projected financial information contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, or disclaim any association with, the projected financial information.

The assumptions and estimates underlying the projected financial information are inherently uncertain and, though considered reasonable by the Company's management as of the date of its preparation, are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projected financial information, including, among other risks an uncertainties the risk factors described in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 and the Quarterly Report on Form 10-Q for the quarter and nine month period ended September 30, 2003 on file with the SEC. Accordingly, there can be no assurance that the projected results are indicative of the future performance of the Company or that the actual results will not differ materially from those presented in the projected financial information. Inclusion of the Projected financial information in this Information Statement should not regarded as a representation by any person or entity that the results contained in the projected financial information will be achieved by the Company.

The Company does not generally publish its business plans and strategies or make external disclosures of its anticipated financial position or results of operations. Accordingly, the Company does not intend to update or otherwise revise the projected financial information to reflect circumstances existing since its publication or to reflect the occurrence of unanticipated events, even in the event that any or all of the underlying assumptions described below are shown to be in error. Furthermore, the Company does not intend to update or revise the projected financial information to reflect changes in general economic or industry conditions. The financial projections for the years ending December 31, 2003 through 2008 are included in this Exhibit F for the purpose of providing supporting information with respect to the analysis conducted by Shattuck Hammond in support of its opinion.

ASSUMPTIONS  USED  IN  PREPARATION  OF  PROJECTED  FINANCIAL  INFORMATION

The principal assumptions used by the Company in preparing the projected financial information for the quarter ending December 31, 2003, and the five years ending December 31, 2008 appearing in this Exhibit F are the following:

     - MEMBERSHIP - Membership was assumed to remain the same during the fourth quarter of 2003 as it was at September 30, 2003. See the pages titled "Forecast Assumptions" and "Membership Summary" for assumptions related to membership growth by product line and geographic area during each year from 2004 to 2008.

     - PREMIUM RATES - Average premium rates were assumed to remain the same during the fourth quarter of 2003 as they were during the nine months ended September 30, 2003. See the page titled "Forecast Assumptions" for assumptions related to increases in average premium rates by product line and geographic area during each year from 2004 to 2008.

     - DIRECT HEALTH CARE EXPENSE - Direct health care expenses were assumed to remain the same, on a per member basis, during the fourth quarter of 2003 as they were during the nine months ended September 30, 2003. Direct health care expenses were assumed to increase by percentages varying from 2.0% to 5.0% annually during each year from 2004 to 2008, on a per member basis, depending on the product line and geographic area. The resulting Medical Loss Ratio, which is equal to direct health care expenses divided by premium revenue, is approximately the same during 2004, for each product line and within each geographic area, as it is during 2003. As shown on the page titled "Forecast Assumptions," the resulting Medical Loss Ratio for each product line remains approximately the same during the period from 2004 to 2008.

     - BROKER COMMISSIONS - Broker commissions are assumed to remain at the same percentage of premium revenue, within each product line and geographic area, during the fourth quarter of 2003 and the five years ending December 31, 2008, as they were during the nine months ended September 30, 2003.

     - ADMINISTRATIVE EXPENSE - Administrative expense for fourth quarter of 2003 and the year ending December 31, 2004 is management's estimate based on the Company's detailed budgets for 2004. Administrative expense is assumed to increase by 3.0% annually for inflation during the years from 2004 to 2008, and is assumed to increase by an additional percentage each year that is equal to 50% of the assumed percentage increase in total membership.

     - BALANCE SHEETS - All the significant changes from the actual balance sheet as of September 30, 2003, to the projected balance sheet as of December 31, 2003, are the result of completing the acquisition of Health Net Dental, Inc. and Health Net Vision, Inc. on October 31, 2003. Substantially all of the changes in the projected balance sheets for the years ended December 31, 2004 to 2008, are related to changes in the projected revenues, health care expenses, administrative expenses, and other income statement items, as well as projected capital expenditures and scheduled debt payments.

     - CASH FLOW STATEMENTS - Projected purchases of property and equipment, which are shown on the projected cash flow statements, are management's estimates, based on the level of historical capital expenditures during the past few years. As shown on the projected cash flow statements, it is assumed that the convertible debt that was outstanding as of September 30, 2003 will be converted to common stock during 2006. Substantially all of the remaining items on the projected cash flow statements for the years ended December 31, 2004 to 2008, are directly related to changes in the projected revenues, health care expenses, administrative expenses, and other income statement items.

                          PRO FORMA INCOME STATEMENTS

In Thousands

PRO FORMA LAST TWELVE MONTHS ENDING SEPTEMBER 30, 2003 (3)
-------------------------------------------------------------------------------------------
                                                   HNT Vision
                             Safeguard     HNT      Medicaid    Ameritas (1)   Consolidated
                             -----------  -------  ----------  -------------  -------------
REVENUE                     $    89,548    74,337  $  (3,317)  $       1,951  $     162,519

Direct Health Care               55,658    52,482     (2,308)          1,325        107,157
Broker Commissions                6,021     3,083                        156          9,260
Broker Commissions - TPA            655         -                                       655
Internal Incentives                 443       485                                       928
TPA Fees                            589         -                                       589
Premium Taxes                     1,101       418                                     1,519
                            ------------  -------  ----------  -------------  -------------
   Total Direct Expenses         64,467    56,468     (2,308)          1,482        120,109
                                                                              -------------
Gross Margin                     25,081    17,869     (1,009)            470         42,411
Administrative Expense (2)                                                           33,141
                                                                               ------------

EBITDA                                                                                9,270

IBNR Adjustment (4)                                                                   (316)
                                                                               ------------

Adjusted EBITDA                                                                $      8,954
                                                                               ============



- Results for 9/30/02 to 3/31/03 estimated at three months ending 3/31/03 actual run rate.
- Estimated pro forma administrative expenses on a consolidated basis per Management's integration forecast.
-    HNT  results  are  for  the  twelve  trailing  months  ending  8/31/03.
-    Adjustment  related  to  release  of  IBNR  from  prior  period.

In Thousands, Except Per Share Data

ESTIMATED PRO FORMA YEAR ENDING DECEMBER 31
-------------------------------------------------------------------------------------------------------------------------
                                                                          2003                                     2004
                                         ----------------------------------------------------------------------  --------
                                                2003 per      10M       HNT Vision
                                                Forecast     HNT (1)   Medicaid (1)  Ameritas (2)  Consolidated
                                              -----------  ----------  ------------  ------------  ------------
Revenue                                       $  103,135   $  62,393   $    (2,565)  $       836   $   163,799   $182,834

Direct Health Care                                65,829      44,391        (1,830)          568       108,958    122,408
Broker Commissions                                 6,634       2,490                          67         9,191     10,404
Broker Commissions - TPA                             643           -                                       643        688
Internal Incentives                                  463         394                                       856        643
TPA Fees                                             600           -                                       600      1,500
Premium Taxes                                      1,189         352                                     1,541      1,825
                                              -----------  ----------  ------------  ------------  ------------  ---------
  Total Direct Expenses                           75,357      47,627        (1,830)          635       121,789    137,468

                                                                                                   ------------  ---------
Gross Margin                                      27,778      14,766          (735)          201        42,010     45,366

Administrative Expense (3)                                                                              33,141     35,117
                                                                                                   ------------  ---------

EBITDA                                                                                                   8,869     10,249

IBNR Adjustment (4)                                                                                        157          -
                                                                                                   ------------  ---------

Adjusted EBITDA                                                                                          9,026     10,249

Less Depreciation                                                                                        1,500      1,500
Less Amortization                                                                                        1,193      1,193

                                                                                                   ------------  ---------
EBIT                                                                                                     6,333      7,556

Less: Interest Expense -Existing                                                                          (201)      (201)
Less: Interest Expense -Convertible Note (6%)                                                           (1,140)    (1,140)
Plus: Investment Income                                                                                    373        373
Plus: Other Interest Income                                                                                124        124
                                                                                                   ------------  ---------

Pretax Income                                                                                            5,489      6,712

Less: Income Tax Expense                                                                                (2,383)    (2,867)
                                                                                                   ------------  ---------

Net Income Before Extraordinary Items                                                                    3,106      3,845
After-Tax effect of Diluted Securities                                                                     805        805
                                                                                                   ------------  ---------
  Adjusted Net Income                                                                              $     3,912   $  4,650
                                                                                                   ============  =========
Fully-Diluted Shares Outstanding                                                                        49,800     49,800
Fully-Diluted EPS                                                                                  $      0.08   $   0.09


- 10 Months of HNT Results not in forecast model estimated at 8M actual run rate.
-    Results  for  three  months  ending  3/31/03.
- Estimated pro forma administrative expenses per Management's integration forecast. Administrative expense for 2004 assumes full synergies at beginning of period
-    Adjustment  related  to  additional  IBNR  from  prior  period.

                                Financial Summary

FORECAST ASSUMPTIONS
------------------------------------------------------------------------------------------

                                                         YEARS ENDING DECEMBER 31
                                                 -----------------------------------------
                                                                PROJECTED
                                                 -----------------------------------------
                                                  2004    2005     2006     2007     2008
                                                 ======  =======  =======  =======  ======
MEMBERSHIP GROWTH

  Dental HMO
     CA                                           3.0%     3.0%     3.0%     3.0%     3.0%
     CA - Health Net (Commercial)                 3.0%     3.0%     3.0%     3.0%     3.0%
     CA - Health Net (Medicare)                   0.0%     0.0%     0.0%     0.0%     0.0%
     CA - Health Net (Medicaid)                   3.5%     3.5%     3.5%     3.5%     3.5%
     CA - Health Net (Strategic Relationship)       NA   100.0%    50.0%    33.3%    25.0%
     TX                                           6.0%     6.0%     6.0%     6.0%     6.0%
     FL                                           5.0%     5.0%     5.0%     5.0%     5.0%

  Dental PPO                                     21.2%    17.9%    15.5%    13.7%    12.4%

  Full-Risk: Vision                               8.4%    10.1%    10.2%     9.9%     9.6%

PREMIUM GROWTH

  Full-Risk: Dental
     HMO (Commercial) (1)                         3.5%     3.5%     3.5%     3.5%     3.5%
     PPO/Indemnity (1)                            5.0%     5.0%     5.0%     5.0%     5.0%
     HMO (Medicare)                               2.0%     2.0%     2.0%     2.0%     2.0%
     HMO (Medicaid)                               2.0%     2.0%     2.0%     2.0%     2.0%

  Full-Risk: Vision
     HMO                                          3.5%     3.5%     3.5%     3.5%     3.5%
     PPO/Indemnity                                3.5%     3.5%     3.5%     3.5%     3.5%

MEDICAL LOSS RATIO (2)
     HMO Wholesale                               52.7%    52.7%    52.7%    52.7%    52.7%
     Dental HMO (1)                              62.9%    62.8%    62.7%    62.6%    62.5%
     PPO/ Indemnity (1)                          79.4%    79.4%    79.3%    79.3%    79.2%
     Third-Party Administrator and Other         61.7%    62.0%    62.3%    62.6%    62.9%
     Vision                                      58.5%    58.5%    58.7%    58.8%    58.9%


(1)  Includes strategic relationship members.
(2)  Includes direct medical expenses only.
--------------------------------------------------------------------------------

                                                     9 MON.
                                   YEAR ENDING       ENDING
                                   DECEMBER 31,     SEPTEMBER                        YEAR ENDING DECEMBER, 31
                               -------------------  ---------- ----------------------------------------------------------------
                                           ACTUAL              ESTIMATED                        PROJECTED
                               -----------------------------             ------------------------------------------------------
MEMBERSHIP SUMMARY               2001       2002       2003       2003       2004       2005       2006       2007       2008
-----------------------------  ---------  ---------  -------  ---------- ------------------------------------------------------
HMO Wholesale
  California                         -          -          -          -          -          -          -          -          -
  Florida                            -    198,144    169,340    169,340    169,340    169,340    169,340    169,340    169,340
  Texas                              -          -          -          -          -          -          -          -          -
                               --------  ---------  --------  ---------- ---------- ---------- ---------- ---------- ----------
Total HMO Wholesale                  -    198,144    169,340    169,340    169,340    169,340    169,340    169,340    169,340
                                    NA         NA                 -14.5%       0.0%       0.0%       0.0%       0.0%       0.0%

Dental HMO
  California                   305,297    274,559    287,274    727,830    750,115    773,100    796,808    821,261    846,483
  HNT Strategic                      -          -          -          -     10,000     20,000     30,000     40,000     50,000
  Florida                       41,311     83,393     83,925     83,925     88,121     92,527     97,154    102,011    107,112
  Texas                        129,528    102,136     99,777     99,777    105,764    112,109    118,836    125,966    133,524
                               --------  ---------  --------  ---------- ---------- ---------- ---------- ---------- ----------
Total Dental HMO               476,136    460,088    470,976    911,532    954,000    997,737  1,042,797  1,089,239  1,137,120
                                    NA       -3.4%                 98.1%       4.7%       4.6%       4.5%       4.5%       4.4%

PPO/Indemnity
  California                    44,794     39,949     38,538     86,679     91,880     97,393    103,236    109,430    115,996
  HNT Strategic                      -          -          -          -     20,000     40,000     60,000     80,000    100,000
  Florida                       11,740      6,190      9,551      9,551     10,267     11,037     11,865     12,755     13,712
  Texas                         30,374     33,629     41,913     41,913     45,266     48,887     52,798     57,022     61,584
                               --------  ---------  --------  ---------- ---------- ---------- ---------- ---------- ----------
Total PPO/Indemnity             86,908     79,768     90,002    138,143    167,413    197,317    227,900    259,207    291,292
                                    NA       -8.2%                 73.2%      21.2%      17.9%      15.5%      13.7%      12.4%

Vision
  California                    17,923     19,812     21,491    171,465    185,182    199,997    215,997    233,276    251,938
  Florida                          720        299        606        606      1,000      5,000     10,000     15,000     20,000
  Texas                         20,622     16,664     19,983     19,983     21,981     24,179     26,597     29,257     32,183
                               --------  ---------  --------  ---------- ---------- ---------- ---------- ---------- ----------
Total Vision                    39,265     36,775     42,080    192,054    208,164    229,176    252,594    277,533    304,121
                                    NA       -6.3%                422.2%       8.4%      10.1%      10.2%       9.9%       9.6%

Third Party Administrator
and Other
  California                    17,132     35,743     42,544     42,544     42,544     42,544     42,544     42,544     42,544
  Florida                            -     10,432      9,813      9,813      9,813      9,813      9,813      9,813      9,813
  Texas                         19,922      3,172      3,939      3,939      3,939      3,939      3,939      3,939      3,939
                               --------  ---------  --------  ---------- ---------- ---------- ---------- ---------- ----------
Total Other                     37,054     49,347     56,296     56,296     56,296     56,296     56,296     56,296     56,296
                                    NA       33.2%                 14.1%       0.0%       0.0%       0.0%       0.0%       0.0%

Total By Market
  California                   385,146    370,063    389,847  1,028,518  1,099,721  1,173,033  1,248,584  1,326,512  1,406,962
  Florida                       53,771    298,458    273,235    273,235    278,542    287,718    298,172    308,919    319,977
  Texas                        200,446    155,601    165,612    165,612    176,950    189,115    202,171    216,184    231,230
                               --------  ---------  --------  ---------- ---------- ---------- ---------- ---------- ----------
  Total Membership             639,363    824,122    828,694  1,467,365  1,555,212  1,649,866  1,748,927  1,851,615  1,958,168
                                    NA       28.9%                 78.1%       6.0%       6.1%       6.0%       5.9%       5.8%

                                                       9 MON. ENDING
                               YEAR ENDING DECEMBER 31,   SEPTEMBER                   YEAR ENDING DECEMBER, 31
                              --------------------------  ---------  --------------------------------------------------------------
                                            ACTUAL                                                  PROJECTED
                              ------------------------------------  ESTIMATED  ----------------------------------------------------
INCOME STATEMENT                    2001          2002      2003     2003 (1)     2004      2005       2006       2007      2008
----------------------------------------------  --------  --------  ---------  ---------  --------  ----------  --------  ---------
Revenues
   HMO Wholesale              $          -      $ 1,829   $ 3,525   $  4,651   $  4,505   $  4,505   $  4,505   $  4,505  $  4,505
   Dental HMO                       52,103       47,163    37,568     58,314    107,183    115,681    124,771    134,495   144,897
   PPO/Indemnity                    27,253       24,218    20,507     30,009     51,857     66,470     82,644    100,526   120,278
   Third-Party Administrator
    and Other                        2,724        7,562     4,546      6,108      6,542      6,834      7,140      7,461     7,798
   Vision                            2,442        2,051     1,784      3,897     12,591     14,254     16,270     18,551    21,089
   Estimated Bad Debts                 300          220       120        156        156        156        156        156       156
                              ---------------  --------  --------  ---------  ---------  ---------  ----------  --------  ---------
     TOTAL REVENUE                  84,822       83,043    68,050    103,135    182,834    207,899    235,486    265,694   298,723
Health Care Expense
   HMO Wholesale                         -          747     1,858      2,452      2,374      2,374      2,374      2,374     2,374
   Dental HMO                       30,044       27,258    21,067     33,738     67,444     72,654     78,219     84,165    90,516
   PPO/Indemnity                    20,961       17,959    16,066     23,588     41,191     52,747     65,538     79,679    95,299
   Third-Party Administrator         1,787        5,429     2,766      3,727      4,036      4,238      4,450      4,673     4,906
   Vision                            1,611        1,275     1,103      2,324      7,362      8,345      9,547     10,908    12,421
                              ---------------  --------  --------  ---------  ---------  ---------  ----------  --------  ---------
     Direct Health Care Expense     54,403       52,668    42,860     65,829    122,408    140,359    160,129    181,799   205,516
   Broker Commissions                6,117        5,160     4,602      6,634     10,404     12,075     13,921     15,947    18,168
   Broker Commissions - TPA              -          873       482        643        688        719        751        785       821
   TPA Fees                              -          691       450        600        643        671        701        733       766
   Internal Incentives                 618          259       288        463      1,500      1,706      1,932      2,180     2,451
   Premium Taxes                     1,034        1,042       839      1,189      1,825      2,205      2,626      3,092     3,605
                              ---------------  --------  --------  ---------  ---------  ---------  ----------  --------  ---------
     Total Direct Expenses          62,172       60,693    49,521     75,357    137,468    157,735    180,062    204,536   231,327
   Gross Profit                     22,650       22,350    18,529     27,778     45,366     50,163     55,424     61,158    67,396
Administrative Expense              20,074       20,645    15,456     23,149     35,945     37,381     39,658     42,047    44,554
One-Time
 Integration Expenses                    -            -         -        230        310          -          -          -         -
HNT Strategic
 Relationship Expense                    -            -         -          -        270        848      1,479      2,167     2,917
                              ---------------  --------  --------  ---------  ---------  ---------  ----------  --------  ---------
EBITDA                               2,576        1,705     3,073      4,399      8,841     11,935     14,287     16,944    19,925
   Less Depreciation                 1,837        1,216       921      1,250      1,500      1,500      1,500      1,500     1,500
   Less Amortization                     -          257       422        575      1,193      1,193      1,193      1,194       979
                              ---------------  --------  --------  ---------  ---------  ---------  ----------  --------  ---------
   EBIT                                739          232     1,730      2,574      6,148      9,242     11,594     14,250    17,446
   Less: Interest
     Expense - Existing               (504)        (232)     (262)      (335)      (201)      (108)      (101)       (60)      (13)
   Less: Interest Expense
     - Convertible Note (6%)             -            -         -       (190)    (1,140)    (1,140)    (1,140)    (1,140)   (1,140)
   Plus: Investment Income             722          301       138        254        373        505        663        856     1,084
   Plus: Other Interest Income         338          306        93        124        124        124        124        124       124
                              ---------------  --------  --------  ---------  ---------  ---------  ----------  --------  ---------
PRETAX INCOME                        1,295          607     1,699      2,427      5,304      8,623     11,141     14,030    17,502
   Less: Income Tax Expense              -          820      (141)      (188)    (2,309)    (3,624)    (4,621)    (5,765)   (7,098)
                              ---------------  --------  --------  ---------  ---------  ---------  ----------  --------  ---------
NET INCOME BEFORE
   EXTRAORDINARY ITEMS               1,295        1,427     1,558      2,239      2,994      4,999      6,520      8,265    10,404
                              ---------------  --------  --------  ---------  ---------  ---------  ----------  --------  ---------
   Extraordinary Item               11,251            -         -          -          -          -          -          -         -
                              ---------------  --------  --------  ---------  ---------  ---------  ----------  --------  ---------
NET INCOME AFTER
   EXTRAORDINARY ITEMS             $12,546      $ 1,427   $ 1,558   $  2,239   $  2,994   $  4,999   $  6,520   $  8,265  $ 10,404
                              =====================================================================================================
WEIGHTED AVERAGE
   SHARES OUTSTANDING
   Basic                            32,253       35,130    35,711     35,737     35,737     35,737     37,713     37,713    37,713
   Fully-Diluted                    33,009       35,638    36,272     41,064     49,800     49,800     49,800     49,800    49,800
EPS
   Basic                           $  0.39      $  0.04   $  0.04   $   0.06   $   0.08   $   0.14   $   0.17   $   0.22  $   0.28
   Fully-Diluted                   $  0.38      $  0.04   $  0.04   $   0.06   $   0.08   $   0.12   $   0.14   $   0.18  $   0.22

                                                               9 Mon. Ending
                                      Year Ending December 31,    September                 Year Ending December, 31
                                      -----------------------  --------------  --------------------------------------------------
                                                     Actual                                              Projected
                                      ---------------------------------------  Estimated   --------------------------------------
Ratio Summary                             2001        2002          2003          2003     2004   2005      2006     2007   2008
------------------------------------  ------------  ---------  --------------  ----------  -----  -----  ----------  -----  -----
Margins
  Gross                                      26.7%      26.9%           27.2%       26.9%  24.8%  24.1%       23.5%  23.0%  22.6%
  EBITDA                                      3.0%       2.1%            4.5%        4.3%   4.8%   5.7%        6.1%   6.4%   6.7%
  Pre-Tax                                     1.5%       0.7%            2.5%        2.4%   2.9%   4.2%        4.7%   5.3%   5.9%
  Net Income                                  1.5%       1.7%            2.3%        2.2%   1.7%   2.4%        2.8%   3.1%   3.5%

Medical Loss Ratio (1)
  HMO Wholesale                                NA       40.8%           52.7%       52.7%  52.7%  52.7%       52.7%  52.7%  52.7%
  Dental HMO (2)                             57.7%      57.8%           56.1%       57.9%  62.9%  62.8%       62.7%  62.6%  62.5%
  PPO/ Indemnity (2)                         76.9%      74.2%           78.3%       78.6%  79.4%  79.4%       79.3%  79.3%  79.2%
  Third-Party Administrator and Other        65.6%      71.8%           60.8%       61.0%  61.7%  62.0%       62.3%  62.6%  62.9%
  Vision                                     66.0%      62.2%           61.8%       59.6%  58.5%  58.5%       58.7%  58.8%  58.9%

                                                                           9 Mon. Ending
                                                 Year Ending December 31,    September
                                                --------------------------  ----------
                                                                 Actual                            Year Ending December, 31
                                                -------------------------------------   Estimated   -----------------------
BALANCE SHEET                                       2001          2002        2003        2003        2004        2005
-------------------------------------------------------------------------------------------------------------------------
ASSETS
  Cash & Cash Equivalents                       $     1,497   $     3,036   $  4,461   $    9,426   $  9,426   $   9,426
  Marketable Securities                              13,956         9,668      9,602       15,073     21,681      29,600
  Accounts Receivable net allowances                  2,839         2,554      1,770        4,915      5,514       6,270
  Other Current Assets                                  903           853        463        2,489      2,939       3,056
                                                ------------  ------------  ---------  -----------  ---------  ----------
    Total Current Assets                        $    19,195   $    16,111   $ 16,296   $   31,903   $ 39,560   $  48,351
  Net PP&E                                            2,348         3,532      3,686        4,138      3,738       3,438
  Restricted Investments                              2,831         3,254      3,091        3,569      3,569       3,569
  Notes Recievable                                      805           457        379          359        299         239
  Goodwill and Intangible Assets                      3,920        10,603     11,004       22,357     21,164      19,971
  Other Assets                                          226           157        210          236        236         236
                                                ------------  ------------  ---------  -----------  ---------  ----------
TOTAL ASSETS                                    $    29,325   $    34,114   $ 34,666   $   62,562   $ 68,566   $  75,805
                                                ============  ============  =========  ===========  =========  ==========
LIABILITIES
  Account Payable                               $     3,168   $     1,661   $  1,070   $    2,077   $  2,453   $   2,551
  Accrued Expenses                                    4,827         3,526      3,842        7,378      8,711       9,059
  Short-Term Debt                                       265         2,430      1,189          198         11          12
  Claims Payable                                      5,905         4,690      5,822        7,744      8,840      10,137
  Deferred Premium Revenue                              823         1,786      1,386        3,301      3,703       4,211
                                                ------------  ------------  ---------  -----------  ---------  ----------
    Total Current Liabilities                   $    14,988   $    14,093   $ 13,309   $   20,698   $ 23,719   $  25,970
                                                ------------  ------------  ---------  -----------  ---------  ----------
  Long-term Debt and Capital Lease Obligations  $         -   $     2,997   $  2,785   $   22,246   $ 22,235   $  22,223
  Other Long-term Liabilities                           971         1,013        937        1,368      1,368       1,368
                                                ------------  ------------  ---------  -----------  ---------  ----------
    Total Long Term Liabilities                 $       971   $     4,010   $  3,722   $   23,614   $ 23,603   $  23,591
                                                ------------  ------------  ---------  -----------  ---------  ----------
STOCKHOLDERS' EQUITY
  Convertible Preferred Stock                   $    41,250   $    41,250   $ 41,250   $   41,250   $ 41,250   $  41,250
  Common Stock                                       21,552        22,662     22,742       22,676     22,676      22,676
  Retained Earnings                                 (31,447)      (30,170)   (28,612)     (27,931)   (24,937)    (19,937)
  Treasury Stock                                         63            95         81           81         81          81
  Accumulated Other Comprehensive Income            (18,052)      (17,826)   (17,826)     (17,826)   (17,826)    (17,826)
                                                ------------  ------------  ---------  -----------  ---------  ----------
    Total Stockholders' Equity                  $    13,366   $    16,011   $ 17,635   $   18,250   $ 21,244   $  26,244
                                                ------------  ------------  ---------  -----------  ---------  ----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      $    29,325   $    34,114   $ 34,666   $   62,562   $ 68,566   $  75,805
                                                ============  ============  =========  ===========  =========  ==========
  check                                                   -             -          -            -          -           -


                                                      Projected
                                                ---------------------------------
BALANCE SHEET                                      2006        2007       2008
---------------------------------------------------------------------------------
ASSETS
  Cash & Cash Equivalents                       $    9,426   $  9,426   $  9,426
  Marketable Securities                             39,236     50,655     64,057
  Accounts Receivable net allowances                 7,102      8,013      9,009
  Other Current Assets                               3,243      3,438      3,643
                                                -----------  ---------  ---------
    Total Current Assets                        $   59,006   $ 71,532   $ 86,135
  Net PP&E                                           3,238      3,138      3,138
  Restricted Investments                             3,569      3,569      3,569
  Notes Recievable                                     179        119         59
  Goodwill and Intangible Assets                    18,778     17,584     16,605
  Other Assets                                         236        236        236
                                                -----------  ---------  ---------
TOTAL ASSETS                                    $   85,006   $ 96,178   $109,742
                                                ===========  =========  =========
LIABILITIES
  Account Payable                               $    2,706      2,869   $  3,040
  Accrued Expenses                                   9,611     10,190     10,798
  Short-Term Debt                                       12          0          0
  Claims Payable                                    11,565     13,130     14,843
  Deferred Premium Revenue                           4,770      5,382      6,051
                                                -----------  ---------  ---------
    Total Current Liabilities                   $   28,664   $ 31,570   $ 34,731
                                                -----------  ---------  ---------
  Long-term Debt and Capital Lease Obligations  $   19,000   $ 19,000   $ 19,000
  Other Long-term Liabilities                        1,368      1,368      1,368
                                                -----------  ---------  ---------
    Total Long Term Liabilities                 $   20,368   $ 20,368   $ 20,368
                                                -----------  ---------  ---------
STOCKHOLDERS' EQUITY
  Convertible Preferred Stock                   $   41,250   $ 41,250   $ 41,250
  Common Stock                                      25,887     25,887     25,887
  Retained Earnings                                (13,418)    (5,153)     5,251
  Treasury Stock                                        81         81         81
  Accumulated Other Comprehensive Income           (17,826)   (17,826)   (17,826)
                                                -----------  ---------  ---------
    Total Stockholders' Equity                  $   35,974   $ 44,239   $ 54,643
                                                -----------  ---------  ---------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      $   85,006   $ 96,178   $109,742
                                                ===========  =========  =========
  check                                                  -          -          -

                                                     Year Ending December, 31
                                          --------------------------------------------------
                                                             Projected
                                          --------------------------------------------------
Cash Flow Statement                         2004      2005      2006      2007       2008
--------------------------------------------------------------------------------------------
  Net Income                              $ 2,994   $ 4,999   $ 6,520   $  8,265   $ 10,404
  Depreciation and Amortization             2,693     2,693     2,693      2,694      2,479
CHANGE IN CURRENT ASSETS AND LIABILITIES
  Accounts Receivable                        (599)     (756)     (832)      (911)      (996)
  Other Current Assets                       (450)     (117)     (186)      (195)      (205)
  Accounts Payable                            375        98       155        163        171
  Accrued Expenses                          1,334       348       552        579        608
  Claims Payable                            1,096     1,296     1,428      1,565      1,713
  Deferred Premium Revenue                    402       508       559        612        669
                                          --------  --------  --------  ---------  ---------
  Change in Current Assets and Liabilities  2,159     1,377     1,676      1,812      1,960
  Change in Other Assets and Liabilities       60        60        60         60         60
                                          --------  --------  --------  ---------  ---------
    Cash From Operations                    7,906     9,129    10,949     12,831     14,902
FINANCING/ INVESTING ACTIVITIES
  Purchase of Property and Equipment       (1,100)   (1,200)   (1,300)    (1,400)    (1,500)
  Conversion of Convertible Debt                -         -     3,211          -          -
  Short-Term Debt                            (187)        1         -        (12)         -
  Change In LTD                               (11)      (12)   (3,223)         -          -
                                          --------  --------  --------  ---------  ---------
    Cash Provided By Financing/ Investing
      Activities                           (1,298)   (1,211)   (1,312)    (1,412)    (1,500)
                                          --------  --------  --------  ---------  ---------
  Increase (Decrease) in Cash             $ 6,608   $ 7,918   $ 9,637   $ 11,419   $ 13,402
                                          ========  ========  ========  =========  =========
  Beginning Cash                          $ 9,426   $ 9,426   $ 9,426   $  9,426   $  9,426
                                          ========  ========  ========  =========  =========
  Transfers to Marketable Securities      $(6,608)  $(7,918)  $(9,637)  $(11,419)  $(13,402)

  Ending Cash                             $ 9,426   $ 9,426   $ 9,426   $  9,426   $  9,426
                                          --------  --------  --------  ---------  ---------


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